                                                                    EXHIBIT 10.1

 *****************************************************************************


                     AMENDED AND RESTATED CREDIT AGREEMENT


                          Dated as of August 2, 1999

                                 by and among

                             CELLSTAR CORPORATION,
                                 as Borrower,

                      THE FIRST NATIONAL BANK OF CHICAGO,
                             as Syndication Agent,

                              NATIONAL CITY BANK,
                            as Documentation Agent,

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
         (formerly known as Texas Commerce Bank National Association), as Administrative Agent,

                                      and

                           THE CHASE MANHATTAN BANK,
                          as Alternate Currency Agent


                                 $115,000,000


                            MULTICURRENCY REVOLVING
                                CREDIT FACILITY

                       ________________________________

                            CHASE SECURITIES INC.,
                       as Lead Arranger and Book Manager


 *****************************************************************************

                               TABLE OF CONTENTS
                               -----------------


                                                                                                     Page
                                                                                                     ----
ARTICLE I - Definitions.............................................................................    2
     Section 1.1.     Definitions...................................................................    2
     Section 1.2.     Other Definitional Provisions.................................................   28

ARTICLE II - Advances...............................................................................   28
     Section 2.1.     Advances......................................................................   28
     Section 2.2.     Swing Line....................................................................   29
     Section 2.3.     Notes.........................................................................   31
     Section 2.4.     Repayment of Advances.........................................................   32
     Section 2.5.     Interest......................................................................   32
     Section 2.6.     Borrowing Procedure...........................................................   32
     Section 2.7.     Conversions and Continuations.................................................   34
     Section 2.8.     Use of Proceeds...............................................................   34
     Section 2.9.     Commitment Fee................................................................   34
     Section 2.10.    Reduction or Termination of Commitments.......................................   35
     Section 2.11.    Administrative Fee............................................................   35
     Section 2.12.    Commitment Increase...........................................................   35
     Section 2.13.    Amendment Fees................................................................   36

ARTICLE III - Letters of Credit.....................................................................   36
     Section 3.1.     Letters of Credit.............................................................   36
     Section 3.2.     Procedure for Issuing Letters of Credit.......................................   37
     Section 3.3.     Participation by Banks........................................................   37
     Section 3.4.     Payments Constitute Advances..................................................   37
     Section 3.5.     Letter of Credit Fee..........................................................   38
     Section 3.6.     Administrative Agent's Responsibilities.......................................   38
     Section 3.7.     Letter of Credit Documents....................................................   38

ARTICLE IV - Payments; EMU Provisions...............................................................   39
     Section 4.1.     Method of Payment.............................................................   39
     Section 4.2.     Voluntary Prepayment..........................................................   39
     Section 4.3.     Mandatory Prepayment..........................................................   40
     Section 4.4.     Pro Rata Treatment............................................................   40
     Section 4.5.     Non-Receipt of Funds by the Agent.............................................   41
     Section 4.6.     Withholding Taxes.............................................................   41
     Section 4.7.     Withholding Tax Exemption.....................................................   42
     Section 4.8.     Judgment Currency.............................................................   42

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                                     Page
                                                                                                     ----
     Section 4.9.     EMU Provisions................................................................   43
     Section 4.10.    Continuity of Contract........................................................   44

ARTICLE V - Yield Protection; Limitations on Advances; Capital Adequacy.............................   45
     Section 5.1.     Additional Costs..............................................................   45
     Section 5.2.     Limitation on Types of Advances...............................................   46
     Section 5.3.     Illegality....................................................................   47
     Section 5.4.     Substitute Floating Rate Advances.............................................   47
     Section 5.5.     Compensation..................................................................   47
     Section 5.6.     Capital Adequacy..............................................................   48
     Section 5.7.     Additional Costs in Respect of Letters of Credit..............................   49

ARTICLE VI - Security...............................................................................   49
     Section 6.1.     Collateral....................................................................   49
     Section 6.2.     Setoff........................................................................   51
     Section 6.3.     Other Subsidiaries............................................................   51

ARTICLE VII - Conditions Precedent..................................................................   52
     Section 7.1.     Initial Extension of Credit...................................................   52
     Section 7.2.     All Extensions of Credit......................................................   55

ARTICLE VIII - Representations and Warranties.......................................................   56
     Section 8.1.     Existence and Authority.......................................................   56
     Section 8.2.     Financial Statements..........................................................   56
     Section 8.3.     Corporate Action; No Breach...................................................   57
     Section 8.4.     Operation of Business.........................................................   57
     Section 8.5.     Litigation and Judgments......................................................   57
     Section 8.6.     Rights in Properties; Liens...................................................   57
     Section 8.7.     Enforceability................................................................   57
     Section 8.8.     Approvals.....................................................................   58
     Section 8.9.     Debt..........................................................................   58
     Section 8.10.    Taxes.........................................................................   58
     Section 8.11.    Use of Proceeds; Margin Securities............................................   58
     Section 8.12.    ERISA.........................................................................   58
     Section 8.13.    Disclosure....................................................................   58
     Section 8.14.    Subsidiaries; Foreign Affiliates..............................................   59
     Section 8.15.    Agreements....................................................................   59
     Section 8.16.    Compliance with Laws..........................................................   59
     Section 8.17.    Investment Company Act........................................................   59

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                                     Page
                                                                                                     ----
     Section 8.18.    Public Utility Holding Company Act............................................   59
     Section 8.19.    Environment Matters...........................................................   59
     Section 8.20.    Patents, Trademarks and Copyrights............................................   60
     Section 8.21.    Relationship to the Banks.....................................................   60
     Section 8.22.    Government Regulation.........................................................   60
     Section 8.23.    Foreign Employee Benefit Matters..............................................   60
     Section 8.24.    Year 2000 Compliance..........................................................   60

 ARTICLE IX - Affirmative Covenants.................................................................   61
     Section 9.1.     Reporting Requirements........................................................   61
     Section 9.2.     Maintenance of Existence; Conduct of Business.................................   63
     Section 9.3.     Maintenance of Properties.....................................................   63
     Section 9.4.     Taxes and Claims..............................................................   63
     Section 9.5.     Insurance.....................................................................   64
     Section 9.6.     Inspection Rights.............................................................   64
     Section 9.7.     Keeping Books and Records.....................................................   64
     Section 9.8.     Compliance with Laws and Agreements...........................................   64
     Section 9.9.     Further Assurances............................................................   64
     Section 9.10.    ERISA.........................................................................   65
     Section 9.11.    Foreign Employee Benefit Compliance...........................................   65

ARTICLE X - Negative Covenants......................................................................   65
     Section 10.1.    Debt..........................................................................   65
     Section 10.2.    Limitation on Liens...........................................................   66
     Section 10.3.    Mergers, Etc..................................................................   67
     Section 10.4.    Restricted Payments...........................................................   67
     Section 10.5.    Loans and Investments.........................................................   68
     Section 10.6.    Transactions With Affiliates..................................................   69
     Section 10.7.    Disposition of Assets.........................................................   70
     Section 10.8.    Prepayment of Debt............................................................   70
     Section 10.9.    Nature of Business............................................................   70
     Section 10.10.   Environmental Protection......................................................   70
     Section 10.11.   Accounting....................................................................   70
     Section 10.12.   Restrictive Agreements........................................................   71

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                                     Page
                                                                                                     ----
ARTICLE XI - Financial Covenants....................................................................   71
     Section 11.1.    Consolidated Tangible Net Worth...............................................   71
     Section 11.2.    Consolidated Interest Coverage Ratio..........................................   71
     Section 11.3.    Companies Interest Coverage Ratio.............................................   71
     Section 11.4.    Minimum Turnover Ratio........................................................   72
     Section 11.5.    Consolidated Funded Debt to Consolidated Cash Flow Ratio......................   72
     Section 11.6.    Consolidated Senior Debt to Consolidated Cash Flow Ratio......................   72

ARTICLE XII - Default...............................................................................   72
     Section 12.1.    Events of Default.............................................................   72
     Section 12.2.    Remedies Upon Default.........................................................   74
     Section 12.3.    Cash Collateral...............................................................   75
     Section 12.4.    Performance by the Agent......................................................   75

ARTICLE XIII - The Agent............................................................................   75
     Section 13.1.    Appointment, Powers and Immunities............................................   75
     Section 13.2.    Rights of Agent as a Bank.....................................................   77
     Section 13.3.    Sharing of Payments, Etc......................................................   77
     Section 13.4.    INDEMNIFICATION...............................................................   77
     Section 13.5.    Independent Credit Decisions..................................................   78
     Section 13.6.    Several Commitments...........................................................   79
     Section 13.7.    Successor Agent...............................................................   79

ARTICLE XIV - Miscellaneous.........................................................................   79
     Section 14.1.    Expenses......................................................................   79
     Section 14.2.    INDEMNIFICATION...............................................................   80
     Section 14.3.    Limitation of Liability.......................................................   81
     Section 14.4.    No Fiduciary Relationship.....................................................   81
     Section 14.5.    No Waiver; Cumulative Remedies................................................   81
     Section 14.6.    Successors and Assigns........................................................   81
     Section 14.7.    Survival......................................................................   84
     Section 14.8.    ENTIRE AGREEMENT..............................................................   85
     Section 14.9.    Amendments, Etc...............................................................   85
     Section 14.10.   Maximum Interest Rate.........................................................   85
     Section 14.11.   Notices.......................................................................   86
     Section 14.12.   GOVERNING LAW; VENUE; SERVICE OF PROCESS......................................   86
     Section 14.13.   Hedging Obligations...........................................................   87
     Section 14.14.   Counterparts..................................................................   89
     Section 14.15.   Severability..................................................................   89

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                                                     Page
                                                                                                     ----
     Section 14.16.   Headings......................................................................   89
     Section 14.17.   Non-Application of Chapter 346 of Texas Finance Code..........................   89
     Section 14.18.   Construction..................................................................   89
     Section 14.19.   Independence of Covenants.....................................................   89
     Section 14.20.   WAIVER OF JURY TRIAL..........................................................   89

                               INDEX TO EXHIBITS
                               -----------------


Exhibit             Description of Exhibit
-------             ----------------------

  A-1               Form of Revolving Credit Note
  A-2               Form of Swing Line Note
  B                 Advance Request Form
  C                 Letter of Credit Request Form
  D                 Compliance Certificate
  E                 Borrowing Base Certificate
  F-1               Borrower Security Agreement
  F-2               Guarantor Security Agreement
  G                 Form of Pledge Agreement
  H                 Guaranty
  I-1               L/C Application for Standby Letters of Credit
  I-2               L/C Application for Commercial Letters of Credit
  J                 Assignment and Acceptance
  K                 Contribution and Indemnification Agreement
  L                 Account Information
  M                 Consent, Ratification and Confirmation



                              INDEX TO SCHEDULES
                              ------------------

Schedule            Description of Schedule
--------            -----------------------

  8.5               Existing Litigation
  8.9               Existing Debt
  8.14              Subsidiaries and Foreign Affiliates
  8.19              Environmental Matters
  8.20              Patents, Trademarks and Copyrights
  10.2              Existing Liens

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of
                                                       ---------
August 2, 1999, is among CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is or may
 --------
from time to time become a signatory hereto or any successor or permitted assignee thereof (each a "Bank" and, collectively, the "Banks"), THE FIRST
                          ----                          -----
NATIONAL BANK OF CHICAGO, as syndication agent (the "Syndication Agent"),
                                                     -----------------
NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"), CHASE
                                                 -------------------
BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("CBT"), as agent for the
                                                        ---
Banks, as issuer of Letters of Credit hereunder, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK, as alternate currency
 --------------------
agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agency").
 -------------------------

                               R E C I T A L S:
                               ---------------

     A. The Borrower, the Banks, The First National Bank of Chicago and National City Bank, as Co-Agents, and Administrative Agent previously entered into that certain Credit Agreement dated as of October 15, 1997, as amended by
(i) that certain First Amendment to Credit Agreement dated as of February 20, 1998, (ii) that certain Second Amendment to Credit Agreement dated as of July 24, 1998, (iii) that certain Third Amendment to Credit Agreement dated as of September 11, 1998, (iv) that certain Fourth Amendment to Credit Agreement dated as of March 5, 1999, and (v) that certain Fifth Amendment to Credit Agreement dated as of April 8, 1999 (as amended, the "Existing Credit Agreement"),
                                            -------------------------
pursuant to which the Banks extended credit to the Borrower in the form of a revolving credit facility, including (i) a sub-facility for the issuance of letters of credit, (ii) a swing line facility and (iii) a sub-facility for Alternate Currency Advances under the revolving credit facility, all on the terms and conditions set forth therein.

     B. The Banks are willing to extend credit to the Borrower in the form of a revolving credit facility not to exceed an aggregate principal amount of $115,000,000 (which commitment amount may be increased to $135,000,000 as provided herein), including (i) a $30,000,000 sub-facility for the issuance of letters of credit, (ii) a $5,000,000 swing line facility and (iii) a $25,000,000 sub-facility for Alternate Currency Advances under the revolving credit facility, and CBT and Chase are willing to serve as Administrative Agent and Alternate Currency Agent, respectively, upon and subject to the terms and conditions set forth herein.

     C. The parties hereto desire to amend the Existing Credit Agreement as hereinafter provided and have agreed for purposes of clarity and ease of administration, to amend the Existing Credit Agreement and then restate the Existing Credit Agreement in its entirety by means of this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.  As used in this Agreement, the following term
                   -----------
have the following meanings:

          "A & S" means A & S Air Service, Inc., a Delaware corporation and a
           -----
     Subsidiary of CAS.

          "ACC" means ACC-CellStar, Inc., a Delaware corporation and a
           ---
     Subsidiary of CellStar SA.

          "Additional Costs" is defined in Section 5.1.
           ----------------                -----------

          "Administrative Questionnaire" means an administrative questionnaire
           ----------------------------
     in a form satisfactory to the Agent which each Bank shall complete and provide to the Agent, setting forth such relevant information as Agent may request regarding such Bank, including without limitation such Bank's Applicable Lending Office for each Type of Advance.

          "Advance" means an advance of funds by the Agent or the Banks or any
           -------
     one of them to the Borrower pursuant to Article II or Section 3.4,
                                             ----------    -----------
     including without limitation Swingline Advances.

          "Advance Request Form" means a certificate, in substantially the form
           --------------------
     of Exhibit B hereto, properly completed and signed by the Borrower
        ---------
     requesting an Advance.

          "Affiliate" means, as to any Person, any other Person (a) that
           ---------
     directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting stock of such Person; or (c) five percent or more of the voting stock or other ownership, equity or voting interests of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Bank be deemed an Affiliate of the Borrower, any of the Guarantors, any of the Subsidiaries, or any of the Foreign Affiliates.

          "Agent" means (a) Chase, as Alternate Currency Agent, with respect to
           -----
     matters pertaining to Alternate Currency Advances, and (b) CBT, as Administrative Agent, with respect to all other matters.

          "Alternate Advance Rate Availability Period" means the period
           ------------------------------------------
     beginning on the date of this Agreement and ending on July 31, 2000 or such earlier date as may be specified by notice from the Administrative Agent to the Borrower in accordance with the following sentence. After the Banks have received and reviewed the first Semiannual Collateral Audit conducted after the date of this Agreement, if two or more Banks elect to terminate the Alternate Advance Rate Availability Period on an earlier date, the Administrative Agent shall notify the Borrower of such election and the date on or after January 31, 2000 on which the Alternate Advance Rate Availability Period shall terminate.

          "Alternate Base Rate" means as of any date of determination, a rate
           -------------------
     per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the sum of the Federal Funds Effective Rate in effect on such day plus one-half of one percent. If for any reason the Agent shall have determined (which determination shall be prima facie correct) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure after diligent effort of the Agent to obtain sufficient quotations in accordance with the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively, without notice to the Borrower.

          "Alternate Currency" means the following so long as they are Eligible
           ------------------
     Currencies: British pounds sterling, Japanese yen, Canadian dollars, Hong Kong dollars, Swedish krona, Mexican pesos and Euro Units. For purposes of this definition of Alternate Currency, "Eligible Currency" means, subject
                                             -----------------
     to the provisions of Section 4.9, any currency other than Dollars that is
                          -----------
     readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount is available in Dollars in the London interbank market (or other market where the Agent's currency exchange operations in respect of the applicable currency are then being conducted).

          "Alternate Currency Advances" means Advances which are funded in
           ---------------------------
     Alternate Currency and bear interest based upon the Alternate Currency
     Rate.

          "Alternate Currency Rate" means, for any Alternate Currency Advance
           -----------------------
     for any Interest Period therefor, an interest rate per annum determined by the Agent by dividing: (i) the rate per annum determined by the Agent to
                  --------
     be the rate per annum at which deposits in the relevant Alternate Currency are offered by the Principal Office of the Agent to first class banks in the interbank euro alternate currency market selected by the Agent at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) on the Quotation Day for a period equal to such Interest Period and in an amount substantially equal to the amount of such Alternate Currency Advance during such Interest Period; by (ii) Statutory Reserves.

          "Applicable Lending Office" means for each Bank and each Type of
           -------------------------
     Advance, the lending office of such Bank (or of an Affiliate of such Bank) designated for such Type of Advance in the Administrative Questionnaire or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Agent as the office by which its Advances of such Type are to be made and maintained.

          "Applicable Percentage" means, for any day, (a) with respect to
           ---------------------
     Eurodollar Advances, the margin of interest over the Eurodollar Rate that is applicable when any Applicable Rate based on the Eurodollar Rate is determined under this Agreement, (b) with respect to Floating Rate Advances, the margin of interest over the Alternate Base Rate that is applicable when any Applicable Rate based on the Alternate Base Rate is determined under this Agreement, (c) with respect to Alternate Currency Advances, the margin of interest over the Alternate Currency Rate that is applicable when any Applicable Rate based on the Alternate Currency Rate is determined under this Agreement, (d) with respect to commitment fees payable under Section 2.9, the commitment fee percentage that is applicable
                   -----------
     when any such commitment fee is determined under this Agreement, and (e) with respect to letter of credit fees payable under Section 3.5, the letter
                                                         -----------
     of credit fee percentage that is applicable when any such letter of credit fee is determined under this Agreement. The Applicable Percentage is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Consolidated Funded Debt to Consolidated Cash Flow. On each date a Compliance Certificate is due under Section 9.1(d), the Applicable
                                           --------------
     Percentage shall be adjusted to reflect the Applicable Percentage prescribed below for the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by such Compliance Certificate. At all times other than any Exception Period or Permitted Overadvance Period the Applicable Percentage shall be as follows:

                                      Applicable
                                      Percentage
              Ratio of              for Eurodollar         Applicable
         Consolidated Funded         Advances and            Margin         Applicable
         Debt to Consolidated          Alternate         for Floating        Letter of        Applicable
              Cash Flow            Currency Advances     Rate Advances      Credit Fees     Commitment Fee
              ---------            -----------------     -------------      -----------     --------------
     Less than 1.00 to 1.00              1.375%                  0%             1.375%            0.250%

     Greater than or equal to            1.500%                  0%             1.500%            0.250%
     1.00 to 1.00, but less
     than 1.50 to 1.00

     Greater than or equal to            1.750%               0.25%             1.750%            0.375%
     1.50 to 1.00, but less
     than 2.25 to 1.00

     Greater than or equal to            2.000%               0.50%             2.000%            0.375%
     2.25 to 1.00, but less
     than 3.00 to 1.00

     Greater than or equal to            2.250%               0.75%             2.250%            0.500%
     3.00 to 1.00 but less
     than 3.50 to 1.00

     Greater than or equal to            2.500%               1.00%             2.500%            0.500%
     3.50 to 1.00

     During each Exception Period and during each Permitted Overadvance Period, the Applicable Percentage shall be as follows:

                                      Applicable
                                      Percentage
              Ratio of              for Eurodollar         Applicable
         Consolidated Funded         Advances and            Margin         Applicable
         Debt to Consolidated          Alternate         for Floating        Letter of        Applicable
              Cash Flow            Currency Advances     Rate Advances      Credit Fees     Commitment Fee
              ---------            -----------------     -------------      -----------     --------------
     Less than 1.00 to 1.00               1.625%              0.25%             1.625%           0.250%

     Greater than or equal to 1.00        1.750%              0.25%             1.750%           0.250%
     to 1.00, but less than 1.50
     to 1.00

     Greater than or equal to 1.50        2.000%              0.50%             2.000%           0.375%
     to 1.00, but less than 2.25
     to 1.00

     Greater than or equal to 2.25        2.250%              0.75%             2.250%           0.375%
     to 1.00, but less than 3.00
     to 1.00

     Greater than or equal to 3.00        2.500%              1.00%             2.500%           0.500%
     to 1.00 but less than 3.50 to
     1.00

     Greater than or equal to 3.50        2.750%              1.25%             2.750%           0.500%
     to 1.00

     After each adjustment of the Applicable Percentage in accordance herewith due to a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by the Compliance Certificate, the new Applicable Percentage shall apply to all Advances made or outstanding thereafter until the next date that a Compliance Certificate is due under Section 9.1(d) and
                                                              --------------
     demonstrates a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow to an amount so that another Applicable Percentage shall be applied. Upon the request of the Agent, the Borrower must demonstrate to the reasonable satisfaction of the Agent the required applicable ratio in order to obtain an adjustment to a lower Applicable Percentage. If the Borrower fails to furnish to the Agent any Compliance Certificate by the date required by this Agreement, then the maximum Applicable Percentage shall apply at all times after such date for all Advances made or outstanding after such date until the Borrower furnishes the required Compliance Certificate to the Agent.

          "Applicable Rate" means:  (i) during the period that an Advance is a
           ---------------
     Floating Rate Advance (including, without limitation, the Swing Line Advances), the Alternate Base Rate plus the Applicable Percentage; (ii) during the period that an Advance is a Eurodollar Advance, the Eurodollar Rate plus the Applicable Percentage; and (iii) during the period that an Advance is an Alternate Currency Advance, the Alternate Currency Rate plus the Applicable Percentage.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Bank and its assignee and accepted by the Agent pursuant to
     Section 14.6, in substantially the form of Exhibit J hereto.
     ------------                               ---------

          "Audiomex" means Audiomex Export Corp., a Texas corporation and a
           --------
     Subsidiary of NAC.

          "Borrower Security Agreement" means the Security Agreement of the
           ---------------------------
     Borrower dated as of October 15, 1997, executed by Borrower in favor of Agent, a copy of which is attached hereto as Exhibit F-1, as the same may
                                                  -----------
     be amended, supplemented, or modified from time to time.

          "Borrowing Base" means:
           --------------

               (a) at any time other than during any Exception Period, an amount equal to the sum of (i) 80% of the Eligible Accounts, plus (ii) the lesser of the Inventory Cap or 50% of Eligible Inventory; and

               (b) at any time during each Exception Period, an amount equal to the sum of (i) either 80% or 85% of the Eligible Accounts, as selected by the Borrower in the Borrowing Base Report, plus (ii) the lesser of Inventory Cap or either 50% or 65% of Eligible Inventory, as selected by the Borrower in the Borrowing Base Report; provided, however, that in the event the information delivered to the Agent with any Borrowing Base Report furnished pursuant to Section 9.1(i) during any Exception Period shows that less than 65% of Eligible Inventory is Price Protected Inventory, as of the last day of the month for which such Borrowing Base Report was delivered, the advance rate for Eligible Inventory shall be 50% until the Borrowing Base Report and related information delivered during such Exception Period pursuant to Section 9.1(i) for any month show that at least 65% of Eligible Inventory is Price Protected Inventory, as of the last day of such month.

     If the Banks so elect, the Borrowing Base shall also include such portion of Credit Insured Accounts as the Banks shall elect. The Banks shall have no obligation to allow any of the Credit Insured Accounts to be included in the Borrowing Base. Any election by the Banks to include Credit Insured Accounts in the Borrowing Base and any election regarding the amount or percentage of Credit Insured Accounts to be included in the Borrowing Base shall require the unanimous approval of all of the Banks, which approval may be given or withheld in the exercise of each Bank's sole and absolute discretion.

          "Business Day" means (a) any day (other than a Saturday or Sunday) on
           ------------
     which national banks in Dallas, Texas are open for the conduct of commercial banking business, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with each Eurodollar Advance or Alternate Currency Advance, any day which is a Business Day described in clause (a) above and which is also
                                              ----------
     a day on which
     dealings in Dollar or Alternate Currency deposits are carried out in the relevant interbank market referred to by the Agent to determine the Eurodollar Rate for such Eurodollar Advance or the Alternate Currency Rate for such Alternate Currency Advance and which is also a day on which banks and foreign exchange markets are open for business in London and (if applicable) for the purpose of payments in an Alternate Currency in the principal financial center of the country of such currency; provided, however, that with respect to any amount denominated or to be denominated in the Euro Unit or a National Currency Unit, "Business Day" means a day
                                                    ------------
     (other than a Saturday or Sunday) on which banks are generally open for business in London, in Dallas, Texas and in Frankfurt am Main, Germany (or such principal financial center or centers in such Participating Member State(s) as the Agent may from time to time nominate for this purpose).

          "Capital Lease Obligations" means, as to any Person, the obligations
           -------------------------
     of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "CAS" means CellStar Air Services, Inc., a Delaware corporation and a
           ---
     Subsidiary of the Borrower.

          "CellStar Asia" means CellStar (Asia) Corporation LTD., a Hong Kong
           -------------
     corporation and a Subsidiary of CellStar International.

          "CellStar Global" means CellStar Global Satellite Service, Ltd., a
           ---------------
     Texas limited partnership.

          "CellStar International" means CellStar International
           ----------------------
     Corporation/Asia, a Delaware corporation and a Subsidiary of NAC.

          "CellStar Ireland" means CellStar Ireland, a United Kingdom company
           ----------------
     resident in Ireland and a Subsidiary.

          "CellStar SA" means CellStar International Corporation/SA, a Delaware
           -----------
     corporation and a Subsidiary of NAC.

          "CellStar Telecom" means CellStar Telecom, Inc., a Delaware
           ----------------
     corporation and a Subsidiary of the Borrower.

          "Celular Express" means Celular Express S.A. de C.V., a Mexico
           ---------------
     corporation and a Subsidiary of Audiomex.

          "Change of Control" means any of the following:
           -----------------

               (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than an Excluded Person is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the combined voting stock of Borrower ordinarily having the right to vote at an election of directors; provided that no Change of Control shall be deemed to have occurred from a transfer of the Borrower's voting securities by Mr. Alan H. Goldfield ("Goldfield") to
                                                                  ---------
          (i) a member of Goldfield's immediate family (determined in accordance with Rule 16a-1(e) of the Securities Exchange Act of 1934, as amended) either during Goldfield's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Goldfield or a member of (or members) of his immediate family is the sole beneficiary; (iii) any trust as to which Goldfield is the settlor and the sole trustee with sole power to revoke; (iv) any entity over which Goldfield has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that is funded and controlled by Goldfield; provided, further, that any further transfer by any of the foregoing Persons is not excluded from being deemed a Change of Control if such further transfer is to a person or group other than those specified in clauses (i) through (v) above;
                                        -----------         ---

               (b) during any period of 12 consecutive calendar months, individuals:

                   (i) who were directors of Borrower on the first day of such period, or

                   (ii) whose election or nomination for election to the board of directors of Borrower was recommended or approved by at least a majority of the directors then still in office who were directors of Borrower on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of Borrower;

               (c) Both Alan H. Goldfield and Richard M. Gozia shall at any time cease to be involved in the management of the Borrower and NAC (other than temporary absences for any period of time not longer than 60 days); and

               (d) The occurrence of a Change of Control (as defined in the Subordinated Note Documents).

          "Code" means the Internal Revenue Code of 1986, as amended, and the
           ----
     regulations promulgated and rulings issued thereunder.

          "Collateral" is defined in Section 6.1.
           ----------                -----------

          "Commencement of the Third Stage of EMU" means January 1, 1999, the
           --------------------------------------
     date of commencement of the third stage of EMU.

          "Commitment" means (i) as to the Administrative Agent, the obligation
           ----------
     of the Administrative Agent to make Swing Line Advances pursuant to Section
                                                                         -------
     2.2 and issue Letters of Credit pursuant to Section 3.1, and (ii) as to
     ---                                         -----------
     each Bank, the obligation of such Bank to make Advances pursuant to Sections 2.1 and 2.2 and participate in Letters of Credit pursuant to
     ------------     ---
     Sections 3.1 and 3.3 in an aggregate principal amount at any time
     ------------     ---
     outstanding up to but not exceeding the amount set forth below opposite the name of such Bank under the heading "Commitment":

                     Bank                            Commitment
                     ----                            ----------

CBT                                               $25,000,000

The First National Bank of Chicago                $25,000,000

National City Bank                                $25,000,000

Credit Lyonnais New York Branch                   $20,000,000

Wells Fargo Bank (Texas), National Association    $20,000,000

     , or the Commitment amount assigned or retained pursuant to an Assignment and Acceptance, or the Commitment amount for such Bank specified in documentation executed pursuant to Section 2.12; in each case, as such
                                        ------------
     amount may be reduced pursuant to Section 2.10 or terminated pursuant to
                                       ------------
     Section 2.10 or Section 12.2; provided, however, that with regard to CBT's
     ------------    ------------
     Commitment, the commitment to make Alternate Currency Advances shall be the commitment of Chase. Notwithstanding anything to the contrary contained herein, CBT shall have no commitment to make Alternate Currency Advances, and Chase shall have no commitment to make any Advances other than Alternate Currency Advances.

          "Commitment Percentage" means, at any time for any Bank, the
           ---------------------
     proportion (stated as a percentage) that its Commitment under this Agreement bears to the Banks' total Commitments under this Agreement; provided, however, that except as otherwise provided herein, the Commitment Percentages of the Banks shall be determined without regard to

Chase, and references herein to the Commitment Percentages of the Banks shall not include Chase.

     "Companies" means, collectively, the Partnerships, NAC and each other
      ---------
Domestic Subsidiary that owns accounts and inventory in which Agent has a first priority perfected security interest.

     "Companies Cash Flow" means, for any period, the sum of the following,
      -------------------
calculated on a combined basis for the Companies, without duplication:

          (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

          (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Companies Cash Flow (i) changes in the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation, (ii) special charges in the aggregate amount of $20,382,000 recorded in the quarter ending November 30, 1998, for the settlement of the shareholder lawsuit and a charge taken as part of Borrower's strategic repositioning, shall be excluded from the calculation of Companies Cash Flow, and (iii) non-recurring charges in an amount not to exceed $8,000,000 recorded in the quarter ending May 31, 1999, for the reorganization of the Borrower's operations in the United States of America and Asia, shall be excluded from the calculation of Companies Cash Flow.

     "Compliance Certificate" means a certificate of the president, chief
      ----------------------
executive officer, chief financial officer or corporate controller of the Borrower, in the form of Exhibit D hereto, with appropriate completions.

     "Consent, Ratification and Confirmation" means that certain Consent,
      --------------------------------------
Ratification and Confirmation in substantially the form of Exhibit M hereto,
                                                           ---------
executed by the parties thereto.

     "Consolidated Average Inventory" means, as of the end of each fiscal
      ------------------------------
quarter of the Borrower, the average inventory of the Borrower and the Subsidiaries on a consolidated basis for the period of the four fiscal quarters then ended, calculated as follows: (a) the sum obtained by adding together the Consolidated Average Inventory Per Quarter for each of such four fiscal quarters, divided by (b) four.

     "Consolidated Average Inventory Per Quarter" means, for any fiscal
      ------------------------------------------
quarter of the Borrower, the following for the Borrower and the Subsidiaries on a consolidated basis: (a) the sum of (i) the beginning inventory amount for such quarter, plus (ii) the ending inventory amount for such quarter, divided by (b) two.

     "Consolidated Cash Flow" means, for any period, the sum of the following,
      ----------------------
calculated on a consolidated basis for the Borrower and the Subsidiaries without duplication:

          (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

          (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Consolidated Cash Flow, changes in the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation.

     "Consolidated Cost of Goods Sold" means, as of the end of each fiscal
      -------------------------------
quarter of the Borrower, the cost of goods sold for the Borrower and the Subsidiaries on a consolidated basis in the period of the four fiscal quarters then ended.

     "Consolidated Funded Debt" means, at any particular time, the sum of the
      ------------------------
following, calculated on a consolidated basis for the Borrower and the Subsidiaries in accordance with GAAP:

          (a) all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar instrument, as an obligor under a Guarantee of borrowed money, or as any other type of direct or contingent obligor), plus (but without duplication)
                                                  ----

          (b) all Capital Lease Obligations (other than the interest component of such obligations).

     "Consolidated Senior Debt" means Consolidated Funded Debt other than
      ------------------------
Subordinated Debt.

          "Consolidated Tangible Net Worth" means, at any particular time, all
           -------------------------------
amounts which, in conformity with GAAP, would be included as stockholders' or owners' equity on a consolidated balance sheet of the Borrower and the Subsidiaries; provided, however, there shall be excluded therefrom: (a) any amount at which shares of capital stock of any Person appear as an asset on the balance sheet of such Person, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, partner, or employee of the Borrower, any Subsidiary, or any Affiliate of the Borrower or any Subsidiary, and (f) all other assets which are properly classified as intangible assets.

     "Continue", "Continuation", and "Continued" shall refer to the continuation
      --------    ------------        ---------
pursuant to Section 2.7 of (a) a Eurodollar Advance as a Eurodollar Advance from
            -----------
one Interest Period to the next Interest Period and (b) an Alternate Currency Advance as an Alternate Currency Advance from one Interest Period to the next Interest Period.

     "Contribution and Indemnification Agreement" means that certain
      ------------------------------------------
Contribution and Indemnification Agreement in substantially the form of Exhibit
                                                                        -------
K hereto, executed by the Borrower and the Guarantors, as the same may be
-
amended, supplemented or modified from time to time.

     "Convert", "Conversion", and "Converted" shall refer to a conversion
      -------    ----------        ---------
pursuant to Section 2.7 or Article V of one Type of Advance into another Type
            -----------    ---------
of Advance.

     "Credit Insured Accounts" means (a) all accounts receivable that do not
      -----------------------
meet the requirements of clauses (b), (j) or (p) of the definition of "Eligible
                         -----------------------                       --------
Accounts" set forth in this Section 1.1 but are otherwise Eligible Accounts,
--------                    -----------
provided that (i) such account is supported by a policy of credit insurance in an amount and in all other respects satisfactory to all of the Banks and issued by an insurance company satisfactory to all of the Banks, (ii) the rights of the owner of such account under such insurance policy have been transferred and assigned to the Agent, or the Agent has been named as a loss payee under such insurance policy, all in a manner and pursuant to documentation satisfactory to all of the Banks and for sufficient consideration, (iii) the original (or a copy if acceptable to the Banks) of such insurance policy has been delivered to the Agent, (iv) the Person transferring such insurance policy to the Agent has the corporate power and authority to transfer and assign to the Agent any and all such insurance policies, and (v) all of the Banks have approved inclusion of such account receivable in the Borrowing Base and all requirements of each Bank for such approval have been satisfied in full, and (b) Eligible Foreign Accounts.

     "CWI" means CellStar West, Inc., a Delaware corporation and a Subsidiary of
      ---
NAC.

     "Debt" means as to any Person at any time (without duplication): (a) all
      ----
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business (including ordinary and customary duties related to purchases of inventory by Foreign Subsidiaries and Foreign Affiliates from or financed by the Companies, or any of them), (d) all Capital Lease Obligations of such Person, (e) all Debt or other obligations of others Guaranteed by such Person, except Guarantees by the Borrower or any Subsidiary of any obligations of any other Subsidiary which obligations do not otherwise constitute Debt, provided that each payment under any such Guarantee shall be treated as either a loan or a capital contribution, as appropriate, to a Subsidiary and any such loans or capital contributions to Subsidiaries other than Guarantors shall be subject to the limitations set forth in subsections (F) and (H) of Section 10.5(i), (f) all
                             ---------------     ---    ---------------
obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

     "Default" means an Event of Default or the occurrence of an event or
      -------
condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means the Maximum Rate or, if no Maximum Rate exists the sum
      ------------
of the Alternate Base Rate in effect from day to day plus four percent.

     "Dollars" and "$" mean lawful money of the United States of America.
      -------       -

     "Domestic Subsidiary" means any Subsidiary which is domiciled in the United
      -------------------
States of America.

     "Eligible Accounts" means, at any time, all accounts receivable of the
      -----------------
Companies, or any of them, created in the ordinary course of business that are acceptable to the Agent in its sole discretion and satisfy the following conditions:

          (a) The account complies with all applicable laws, rules, and regulations, including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;

          (b) The account has not been outstanding for more than 90 days past the original date of invoice;

          (c) The account was created in connection with (i) the sale of goods by any Company in the ordinary course of business and such sale has been consummated and such goods have been shipped and delivered and received by the account debtor, or (ii) the performance of services by any Company in the ordinary course of business and such services have been completed and accepted by the account debtor;

          (d) The account arises from an enforceable contract, the performance of which has been completed by any Company;

          (e)  The account does not include any progress billings;

          (f) The account does not arise from the sale of any good that is on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval, consignment, or any other repurchase or return basis;

          (g) Any Company has good and indefeasible title to the account and the account is not subject to any Lien except Liens in favor of the Agent and Liens permitted by Section 10.2;
                            ------------

          (h) The account does not arise out of a contract with or order from, an account debtor that, by its terms, prohibits or makes void or unenforceable the grant of a security interest by any Company to the Agent in and to such account;

          (i) The account is not subject to any setoff, counterclaim, defense, dispute, recoupment, or adjustment other than normal discounts for prompt payment or contra accounts as set forth below;

          (j) The account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

          (k)  The account is not evidenced by chattel paper or an instrument ;

          (l)  No default exists under the account by any party thereto;

          (m) The account debtor has not returned or refused to retain, or otherwise notified any Company of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the account arose;

          (n) The account is not owed by an employee or Affiliate of any Company, including without limitation any Foreign Subsidiary or Foreign Affiliate, except for accounts owed by Topp Telecom for sales of inventory by any Company to Topp Telecom in the ordinary course of the Companies' business;

          (o)  The account is payable in Dollars by the account debtor;

          (p) If the account debtor is domiciled in any country other than the United States of America the account shall be ineligible to the extent all such accounts exceed $15,000,000 in the aggregate;

          (q) All accounts owed by any account debtor shall be ineligible if more than 20% of the aggregate balances then outstanding on accounts owed by such account debtor and its Affiliates to the Companies on a consolidated basis have been outstanding for more than 90 days past the dates of their original invoices;

          (r) All accounts owed by any account debtor shall be ineligible if the aggregate balances then outstanding on accounts owed by such account debtor and its Affiliates to the Companies on a consolidated basis constitute more than 10% of the total accounts receivable of the Companies on a consolidated basis;

          (s) The account shall be ineligible if the account debtor is the United States of America or any department, agency, or instrumentality thereof, and the Federal Assignment of Claims Act of 1940, as amended, shall not have been complied with.

     The amount of the Eligible Accounts owed by an account debtor to any Company shall be reduced by the amount of all "contra accounts" and other obligations which are owed by any Company to such account debtor and either (i) are payable pursuant to terms which are not ordinary and customary, as determined by Agent in its sole discretion, or (ii) are past due or otherwise in default. The amount of the Eligible Accounts owed by an account debtor to any Company shall be reduced by the amount of all past due credits owed by any Company to such account debtor.

     "Eligible Assignee" means any commercial bank, savings and loan
      -----------------
association, savings bank, finance company, insurance company, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agent.

     "Eligible Foreign Accounts" means all Foreign Accounts that do not meet the
      -------------------------
requirements of clauses (b), (j), (o) or (p) of the definition of "Eligible
                                                                   --------
Accounts" set forth in this Section 1.1 but are otherwise Eligible Accounts
--------                    -----------
(determined as provided below), provided that (a) the Agent has been granted a valid and perfected first priority security interest in such account pursuant to documentation satisfactory in all respects to all of the Banks, (b) such account is either (i) secured by a transferable letter of credit in an amount and in all respects satisfactory to all of the Banks and issued by a bank satisfactory to all of the Banks, or (ii) supported by a policy of insurance issued by the Export-Import Bank of the United States in an amount satisfactory to all of the Banks or a policy of insurance in an amount and in all other respects satisfactory to all of the Banks and issued by an insurance company satisfactory to all of the Banks, (c) the rights of the owner of such account under such letter of credit or insurance policy have been transferred and assigned to the Agent, or the Agent has been named as loss payee under such insurance policy, all in a manner and pursuant to documentation satisfactory to all of the Banks and for sufficient consideration, (d) the original (or a copy if acceptable to the Banks) of such letter of credit or insurance policy has been delivered to the Agent, (e) the Person transferring such letter of credit or insurance policy to the Agent has the corporate power and authority to transfer and assign to the Agent any and all letters of credit and insurance policies securing or supporting any Eligible Foreign Accounts of such Person, and (f) all of the Banks have approved inclusion of such account in the Borrowing Base and all requirements of each Bank for such approval have been satisfied in full. For purposes of determining whether any Foreign Account is an Eligible Account, each reference to "Company" or "Companies" in such definition shall instead be a reference to the owner of such Foreign Account.

     "Eligible Inventory" means, at any time, all inventory of finished goods
      ------------------
then owned by (and in the possession or under the control of) the Companies, or any of them, and held for sale or disposition in the ordinary course of the Companies' business, in which the Agent has a perfected, first priority security interest, valued at the lower of (i) actual cost for the purchase of such inventory from the original wholesale supplier or (ii) fair market value. Eligible Inventory shall not include (a) work-in-process inventory (for purposes of this Agreement, finished goods which are in the process of being packaged into kits shall not be considered work-in-process inventory), (b) the value of the obsolescence reserve, (c) inventory that has been shipped or delivered to a customer on consignment, a sale-or-return basis, or on the basis of any similar understanding, (d) inventory that is in transit for any reason, except inventory in transit from Motorola, Nokia or Ericsson to the Companies' main warehouse in Carrollton, Texas, the Companies' warehouse with Circle Freight at DFW Airport, Texas, or any of the Companies' warehouses in Miami, Florida or Chino, California, which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof, satisfactory to the Agent in all respects in the exercise of the Agent's sole and absolute discretion, (e) inventory that is offsite for any reason, except offsite inventory covered by a waiver and agreement satisfactory to the Agent in all respects in the exercise of the Agent's sole and absolute discretion, executed by the owner and lessee of the premises where such inventory is located, (f) service or repair parts or equipment, (g) inventory located at any location for which a landlord's waiver is required to be delivered under the Loan Documents and has not been received by the Agent, (h) inventory with respect to which a claim exists disputing the Companies' title to or right to possession of such inventory, (i) inventory that is not in good condition or does not comply with any applicable law, rule, or regulation or any standard imposed by any Governmental Authority with respect to its manufacturer, use, or sale, (j) inventory located outside of the United States of America, and (k) inventory that the Agent, in its sole discretion, has determined to be unmarketable.

     "EMU" means the economic and monetary union as contemplated in the Treaty
      ---
on European Union.

     "EMU Legislation" means legislative measures of the European Council for
      ---------------
the introduction of, changeover to, or operation of, a single or unified European currency, being in part the implementation of the third stage of EMU.

     "Environmental Laws" means any and all United States of America federal,
      ------------------
state, and local laws, regulations, and requirements pertaining to health, safety, or the environment.

     "Environmental Liabilities" means all liabilities, obligations,
      -------------------------
responsibilities, remedial actions, losses, damages, punitive damages, consequential damages, treble damages, costs, expenses, fines, penalties, sanctions, and interest arising from environmental, health or safety conditions or the release or threatened release of a Hazardous Material into the environment, resulting from the past, present, or future operations of the Borrower or any Subsidiary.

     "Equivalent Amount" means (a) the equivalent in Dollars of any Alternate
      -----------------
Currency and (b) the equivalent in any Alternate Currency of Dollars. For purposes of this Agreement, each Equivalent Amount shall be determined by using the quoted spot rate at which the Alternate Currency Agent or any affiliate of the Alternate Currency Agent offers to exchange Dollars for such Alternate Currency at 11:00 A.M. Dallas, Texas time two Business Days prior to the date on which such equivalent is to be determined pursuant to the provisions of this Agreement. The Agent shall notify each affected Bank of such determination on such date. The Equivalent Amount of each Advance made in Alternate Currency shall be recalculated hereunder on each date it is necessary to determine the unused portion of each Bank's Commitment or any Advances outstanding on such date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a
      ---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or any Guarantor or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower or any Guarantor.

     "Euro" means the single currency of Participating Member States.
      ----

     "Euro Unit" means the currency unit of the Euro.
      ---------

     "Eurodollar Advances" means Advances which are funded in Dollars and bear
      -------------------
interest at rates determined on the basis of the rates referred to in the definition of "Eurodollar Rate" in this Section 1.1.
                                        -----------

     "Eurodollar Rate" means, for any Eurodollar Advance for any Interest Period
      ---------------
therefor, an interest rate per annum determined by the Agent by dividing: (i)
                                                                --------
the rate per annum equal to the annual rate of interest shown on the appropriate reference page of Reuters America, Inc. at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) on the Quotation Day for a period equal to such Interest Period, or if such page is not available, the annual rate of interest shown on the Bloomberg Screen British Banker's LIBOR Fixing at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) for a period equal to such Interest Period, or if neither of the foregoing is available, the rate per annum determined by the Agent to be the rate per annum at which deposits of Dollars are offered by the Principal Office of the Agent to first class banks in the interbank Eurodollar market selected by the Agent at or before 11:00 a.m. (London time) (or as soon thereafter as practicable) on the Quotation Day for a period equal to such Interest Period and in an amount substantially equal to the amount of such Eurodollar Advance during such Interest Period; by (ii) Statutory Reserves.

     "Event of Default" is defined in Section 12.1.
      ----------------                ------------

     "Exception Period" means each period from and including the date of
      ----------------
delivery to the Agent of any Borrowing Base Report that specifies an advance rate percentage of 85% for Eligible Accounts or an advance rate percentage of 65% for Eligible Inventory to but excluding the date of delivery to the Agent of any Borrowing Base that specifies an advance rate percentage of 80% for Eligible Accounts and an advance rate percentage of 50% for Eligible Inventory.

     "Excluded Person" means (a) Alan H. Goldfield, (b) a trustee or other
      ---------------
fiduciary holding securities under an employee benefit plan of the Borrower and acting in such capacity, and (c) a corporation owned, directly or indirectly, by the stockholders of the Borrower in substantially the same proportions as their ownership of voting securities of the Borrower.

     "Federal Funds Effective Rate" means, for any day, the rate per annum
      ----------------------------
determined by the Agent to be equal to the weighted average of the rate on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent in its sole discretion. The determination by the Agent of the rate of interest per annum provided above shall be conclusive absent manifest error.

     "Fee Letter" means that certain Fee Letter, dated June 17, 1999, among the
      ----------
Borrower, CBT and Chase Securities, Inc.

     "Financo" means CellStar Financo, Inc., a Delaware corporation and a
      -------
Subsidiary of Borrower.

     "FIRA" is defined in Section 8.21.
      ----                ------------

     "Floating Rate Advances" means Advances which are funded in Dollars and
      ----------------------
bear interest based upon the Alternate Base Rate, including without limitation, Swing Line Advances.

     "Florida Properties" means Florida Properties, Inc., a Texas corporation
      ------------------
and a Subsidiary of Holdings.

     "Foreign Accounts" means all accounts receivable of any Foreign Subsidiary
      ----------------
or Foreign Affiliate.

     "Foreign Affiliate" means any Person in which the Borrower or any
      -----------------
Subsidiary has an equity or ownership interest equal to or less than 50% and which is organized or domiciled in any country other than the United States of America.

     "Foreign Employee Benefit Plan" means any employee benefit plan as defined
      -----------------------------
in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of Borrower, any of its Subsidiaries or any Affiliates and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

     "Foreign Pension Plan" means any employee benefit plan as described in
      --------------------
Section 3(3) of ERISA which (a) is maintained or contributed to for the benefit of employees of Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (b) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (c) under applicable local law, is required to be funded through a trust or other funding vehicle.

     "Foreign Subsidiary" means any Subsidiary which is organized or domiciled
      ------------------
in any country other than the United States of America.

     "Fulfillment" means CellStar Fulfillment, Inc., a Delaware corporation, a
      -----------
Subsidiary of the Borrower and general partner of CellStar Fulfillment, Ltd.

     "GAAP" means generally accepted accounting principles, applied on a
      ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental Authority" means any nation or government, any state or
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.


     "Guaranteed Obligations" has the meaning specified in Section 14.13.
      ----------------------                               -------------

     "Guaranties" means the guaranties heretofore executed by the Guarantors in
      ----------
favor of the Agent and the Banks, as ratified and confirmed pursuant to the Consent, Ratification and Confirmation, and all guaranties hereafter executed by Guarantors, each in substantially the form of Exhibit H hereto, as the same may
                                              ---------
be amended, supplemented or modified from time to time.

     "Guarantor Security Agreements" means the security agreements heretofore
      -----------------------------
executed by the Guarantors in favor of the Agent, as ratified and confirmed pursuant to the Consent, Ratification and Confirmation, and all security agreements hereafter executed by Guarantors, each in substantially the form of Exhibit F-2 hereto, as the same may be amended,supplemented or modified from
-----------
time to time.

     "Guarantors" means, collectively, the Partnerships, NAC, ACC, Financo, CWI,
      ----------
Holdings, Fulfillment, CellStar International, Audiomex, CellStar SA, CAS, A & S, CellStar Telecom and Florida Properties and each other Subsidiary that at any time executes a Guaranty in favor of the Agents and the Banks.

     "Hazardous Material" means any substance, product, waste, pollutant,
      ------------------
material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

     "Hedging Obligations" of a Person means any and all obligations of such
      -------------------
Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Holdings" means NAC Holdings, Inc., a Nevada corporation, a Subsidiary of
      --------
the Borrower and the limited partner of the Partnerships.

     "Interest Coverage Ratio" means the ratio of (a) Consolidated Cash Flow to
      -----------------------
(b) interest expense of the Borrower and the Subsidiaries on a consolidated basis.

     "Interest Period" means with respect to any Eurodollar Advances or
      ---------------
Alternate Currency Advances, each period commencing on the date such Advances are made or Converted from Floating Rate Advances or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance or an Alternate Currency Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as the Borrower may select as provided in Section 2.6 or 2.7 hereof, except that each such Interest
                      -----------    ---
Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five Interest Periods for Eurodollar Advances shall be in effect at the same time; (d) no more than five Interest Periods for Alternate Currency Advances shall be in effect at the same time; and (e) no Interest Period for any Eurodollar Advances or any Alternate Currency Advances shall have a duration of less than one month and, if the Interest Period for any Eurodollar Advances or any Alternate Currency Advances would otherwise be a shorter period, such Advances shall not be available hereunder.

     "Inventory Cap" means the amount equal to 60% of the Total Commitment
      -------------
Amount.

     "L/C Application" is defined in Section 3.1.
      ---------------                -----------

     "L/C Documents" is defined in Section 3.1.
      -------------                -----------

     "Letter of Credit" means any letter of credit issued by the Agent for the
      ----------------
liability of the Borrower pursuant to Article III.
                                      -----------

     "Letter of Credit Liabilities" means, at any time, the aggregate face
      ----------------------------
amounts of all outstanding Letters of Credit.

     "Letter of Credit Request Form" means a certificate, in substantially the
      -----------------------------
form of Exhibit C hereto, properly completed and signed by the Borrower
        ---------
requesting issuance of a Letter of Credit.

     "Lien" means any lien, mortgage, security interest, tax lien, financing
      ----
statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Loan Documents" means this Agreement and all promissory notes, security
      --------------
agreements, pledge agreements, assignments, letters of credit, guaranties, L/C Documents, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time; provided, however that "Loan Documents" shall
                                                        --------------
not include the Subordinated Note Documents.

     "Material Adverse Effect" means a material adverse effect on the business,
      -----------------------
condition (financial or otherwise), operations, prospects, or properties of the Borrower or the Subsidiaries and the Foreign Affiliates taken as a whole or the ability of the Borrower or any Guarantor to pay and perform the Obligations.

     "Maximum Rate" means, at any time, the maximum rate of interest under
      ------------
applicable law that the Agent or the Banks may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the applicable weekly ceiling described in, and computed in accordance with, Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes.

     "Multiemployer Plan" means a multiemployer plan defined as such in Section
      ------------------
3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "NAC" means National Auto Center, Inc., a Delaware corporation, a
      ---
Subsidiary of the Borrower and general partner of CellStar, Ltd. and CellStar Global.

     "National Currency Unit" means the unit of currency (other than a Euro
      ----------------------
Unit) of a Participating Member State.

     "Net Proceeds" from any issuance, sale or other disposition of any shares
      ------------
of equity securities (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares) means the amount equal to (a) the aggregate gross proceeds of such issuance, sale or other disposition, less (b) the following: (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer in connection with such issuance, sale or other disposition.

     "Notes" means, collectively, the Revolving Credit Notes and the Swing Line
      -----
Note.

     "Obligated Party" means any Guarantor or any other Person who is or becomes
      ---------------
party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

     "Obligations" means all of the following obligations, indebtedness, and
      -----------
liabilities of the Borrower or any Subsidiary to the Agent, CBT, Chase and the other Banks, or any of them, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof: (a) all obligations, indebtedness and liabilities of the Borrower or any Subsidiary under the Loan Documents (including, without limitation, all contingent reimbursement obligations in respect of Letters of Credit) and (b) all Hedging Obligations of the Borrower or any Subsidiary to the Agent, CBT, Chase or any other Bank.

     "Obligee" has the meaning specified in Section 14.13.
      -------

     "Overadvance" is defined in Section 4.3.
      -----------                -----------

     "Participating Member State" means each state so described in any EMU
      --------------------------
Legislation.

     "Partnerships" means, collectively, CellStar, Ltd. and CellStar
      ------------
Fulfillment, Ltd., each a Texas limited partnership, and CellStar Global.

     "Payor" is defined in Section 4.5.
      -----                -----------

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to all or any of its functions under ERISA.

     "Permitted Overadvance Period" has the meaning specified in Section 4.3.
      ----------------------------                               ------- ---

     "Person" means any individual, corporation, business trust, association,
      ------
company, partnership, joint venture, Governmental Authority, or other entity.

     "Plan" means any employee benefit or other plan established or maintained
      ----
by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Pledge Agreements" means the pledge agreements heretofore executed by the
      -----------------
Borrower, Fulfillment, Holdings, Audiomex, NAC, CAS, CellStar International and CellStar Telecom in favor of the Agent, as ratified and confirmed pursuant to the Consent, Ratification and Confirmation, and all pledge agreements hereafter executed by any Subsidiary, each in substantially the form of Exhibit G hereto,
                                                              ---------
as the same may be amended,supplemented or modified from time to time.

     "Price Protected Inventory" means inventory that is the subject of terms or
      -------------------------
agreements between the manufacturer thereof and a Company to the effect that such Company will receive the benefit of any reductions of the manufacturer's sales prices for inventory of the same type that occur after such Company has purchased such inventory from such manufacturer.

     "Prime Rate" means the Prime Rate as announced from time to time by the
      ----------
Agent, automatically fluctuating upward or downward with each announcement without notice to the Borrower or any other Person. The Borrower understands that the Prime Rate may not be the Agent's best or lowest rate or a favored rate, and any statement, representation or warranty to that effect is expressly disclaimed by the Agent and the Banks.

     "Principal Office" means (a) with respect to the Administrative Agent, the
      ----------------
principal office of the Administrative Agent, presently located at 1111 Fannin St., 9th Floor, MS46, Houston, Texas 77002 and, for purposes of interest rate determinations, at 707 Travis, Houston, Texas 77002, and (b) with respect to the Alternate Currency Agent, the principal office of Chase Manhattan International Limited, presently located at 9 Thomas Moore Street, London, E1 9YT, United Kingdom.

     "Prohibited Transaction" means any transaction set forth in Section 406 of
      ----------------------
ERISA or Section 4975 of the Code.

     "Quarterly Payment Date" means the last day of each March, June, September,
      ----------------------
and December of each year, the first of which shall be the first such day after the date of this Agreement.

     "Quotation Day" means, in relation to any Interest Period for which an
      -------------
interest rate is to be determined, (a) if the currency is Euro, two TARGET Operating Days before the first day of that Interest Period, or (b) for any other currency, two Business Days before the first day of that Interest Period, unless market practice differs in the relevant interbank market for a currency, in which case the Quotation Day for that currency will be determined by the Agent in accordance with market practice in the relevant interbank market (and if quotations would normally be given by leading banks in the relevant interbank market on more than one day, the Quotation Day shall be the last of those days).

     "Refunded Swing Line Advances" is defined in Section 2.2.
      ----------------------------                -----------

     "Register" is defined in Section 14.6(d).
      --------                ---------------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to the Agent or any Bank, any
      -----------------
implementation, adoption or change after the date of this Agreement of United States federal, state, or foreign laws, rules or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including the Agent or such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reportable Event" means any of the events set forth in Section 4043 of
      ----------------
ERISA.

     "Required Banks" means (a) prior to termination of the Commitments, at any
      --------------
time while no Advances are outstanding, the Banks having at least 50.1% of the aggregate amount of the Total Commitment Amount and, at any time while Advances are outstanding, the Banks holding at least 50.1% of the outstanding aggregate principal amount of the Advances other than Swing Line Advances, and (b) after termination of the Commitments, the Banks holding at least 50.1% of the outstanding aggregate principal amount of the Advances, including Swing Line Advances.

     "Required Payment" is defined in Section 4.5.
      ----------------                -----------

     "Restricted Payment" means, as to any Person, (a) the declaration or
      ------------------
payment of any dividends or any other payment or distribution (in cash, property, or obligations) by a Person on account of such Person's capital stock,
(b) the redemption, purchase, retirement, or other acquisition by a Person of any of its capital stock, or (c) the setting apart of any money for a sinking fund or other analogous fund for any dividend or other distribution on such Person's capital stock or for any redemption, purchase, retirement, or other acquisition of any of such Person's capital stock.

     "Revolving Credit Note" means a promissory note of the Borrower payable to
      ---------------------
the order of a Bank, in substantially the form of Exhibit A-1 hereto, and all
                                                  -----------
extensions, renewals, and modifications thereof.

     "Semiannual Collateral Audits" has the meaning specified in Section 9.6.
      ----------------------------                               ------- ---

     "Significant Subsidiary" means at any time (a) each Domestic Subsidiary,
      ----------------------
(b) CellStar Asia, (c) Celular Express, and (d) each other Foreign Subsidiary that has assets or revenues that are greater than 10% of the total assets or revenues, respectively, of the Borrower and the Subsidiaries on a consolidated basis as of the end of Borrower's most recent fiscal quarter then ended.

     "Specified Currency" is defined in Section 4.8.
      ------------------                -----------

     "Statutory Reserves" means the difference (expressed as a decimal) of the
      ------------------
number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board of Governors of the Federal Reserve System and any other banking authority to which a Bank is subject for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D. Eurodollar Advances and Alternate Currency Advances shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to a Bank under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subordinated Debt" means all Debt of the Borrower and the Subsidiaries
      -----------------
subordinated in right of payment to the Obligations pursuant to documents containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Required Banks.

     "Subordinated Note Documents" means that certain Indenture dated as of
      ---------------------------
October 14, 1997, relating to $150,000,000 of convertible subordinated notes due October 15, 2002 and all promissory notes and other documents and agreements executed and delivered pursuant to or in connection with such Indenture.

     "Subsidiary" means (a) any corporation of which at least a majority of the
      ----------
outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by one or more of the Borrower and the Subsidiaries, and (b) any other entity (i) of which at least a majority of the ownership, equity or voting interests is at the time directly or indirectly owned or controlled by one or more of the Borrower and the Subsidiaries and (ii) which is treated as a subsidiary in accordance with GAAP. Without in any way limiting the foregoing, the Subsidiaries shall include the Partnerships.

     "Swing Line" means the swing line facility provided by the Administrative
      ----------
Agent under Section 2.2.
            -----------

     "Swing Line Advance" means, any Floating Rate Advance disbursed by the
      ------------------
Administrative Agent to or on behalf of the Borrower under the Swing Line.

     "Swing Line Commitment" means, at any time, the Commitment of the
      ---------------------
Administrative Agent under the Swing Line in the amount of $5,000,000.

     "Swing Line Note" means a promissory note of the Borrower payable to the
      ---------------
order of the Administrative Agent, in substantially the form of Exhibit A 2
                                                                -----------
hereto, and all extensions, renewals, and modifications thereof.

     "TARGET Operating Day" means any day on which the Trans-European Automated
      --------------------
Real-time Gross Settlement Express Transfer payment system (or any successor settlement system) is open for the settlement of payments in Euro.

     "Termination Date" means 11:00 A.M. Dallas, Texas time on June 1, 2002, or
      ----------------
such earlier date on which the Commitments terminate as provided in this Agreement.

     "Topp Telecom" means Topp Telecom, Inc., a Florida corporation.
      ------------

     "Total Commitment Amount" means the aggregate amount of the Commitments of
      -----------------------
the Banks, which amount is $115,000,000 as of the date of this Agreement and may be increased to $135,000,000 subject to and in accordance with the terms, conditions and provisions of Section 2.12. For purposes of these definitions of
                             ------------
"Total Commitment Amount" and "Required Banks"set forth in this Section 1.1, the
 -----------------------                                        -----------
portion of the Total Commitment Amount attributable to the Commitment of Chase and CBT shall be deemed to be held by CBT.

     "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as
      ------------------------
amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992 and came into force on November 1,
1993), as amended from time to time.

     "Type" means any type of Advance (i.e., Floating Rate Advance, Eurodollar
      ----
Advance, Swing Line Advance or Alternate Currency Advance).

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas.
      ---

     Section 1.2.  Other Definitional Provisions.  All definitions contained
                   -----------------------------
in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Unless indicated otherwise, all references to amounts expressed in Dollars shall be deemed to refer also to the Equivalent Amounts thereof.


                                 ARTICLE II

                                 Advances
                                 --------

     Section 2.1.  Advances.  Subject to the terms and conditions of this
                   --------
Agreement, each Bank severally agrees to make one or more Advances to the Borrower from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Commitment as then in effect, provided that:

          (a) the aggregate amount of all Advances at any time outstanding shall not exceed, and the Banks shall not be obligated to make any Advance which would cause the aggregate amount of all outstanding Advances to exceed, the amount equal to (i) the lesser of (A) the Total Commitment Amount or (B) the Borrowing Base, minus (ii) the Letter of Credit Liabilities, except as permitted by Section 4.3; and
                                         -----------

          (b) the aggregate amount of all Alternate Currency Advances at any time outstanding shall not exceed, and the Banks shall not be obligated to make any Alternate Currency Advances which would cause the aggregate amount of all outstanding Alternate Currency Advances to exceed the Equivalent Amount of $25,000,000.

Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder. The Borrower may borrow hereunder by means of Floating Rate Advances, Alternate Currency Advances or Eurodollar Advances and, until the Termination Date, the Borrower may Convert all or part of one Type of Advance into another Type of Advance or Continue all or part of any Eurodollar Advance or Alternate Currency Advance. Advances of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Advances of such Type.

     Section 2.2.  Swing Line.
                   ----------

          (a) Subject to the terms and conditions of this Agreement, the Administrative Agent agrees to make loans to the Borrower as Swing Line Advances from time to time until and including the Business Day immediately preceding the Termination Date and not thereafter, in an aggregate principal amount at any time outstanding not to exceed its Swing Line Commitment, provided that at any time, the sum of the aggregate amount of all outstanding Advances plus the Letter of Credit Liabilities shall not exceed the lesser of the Borrowing Base or the Total Commitment Amount (as such amount is reduced or cancelled in accordance with this Agreement), except as permitted by Section 4.3. At any time until and including the
                            -----------
     Business Day immediately preceding the Termination Date, the Borrower may use the Swing Line by borrowing, prepaying the aggregate amount of all outstanding Advances under the Swing Line in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Swing Line Advance shall be used by the Borrower solely for its short-term cash needs for working capital and general business purposes.

          (b) Each Swing Line Advance shall be a Floating Rate Advance and shall bear interest prior to maturity at a rate per annum equal to the lesser of (a) the Applicable Rate, or (b) the Maximum Rate. The Borrower shall not be entitled to Convert Swing Line Advances into either Eurodollar Advances or Alternate Currency Advances.

          (c) The Borrower may request Swing Line Advances by giving written notice to the Administrative Agent. Such notice shall be irrevocable and must be received by the Administrative Agent prior to 2:00 P.M. Dallas, Texas time for Swing Line Advances to be made by crediting the account of Borrower maintained with the Administrative Agent and prior to 1:00 P.M. Dallas, Texas time for Swing Line Advances to be made by wire transfer, in either case on the same Business Day as the requested date of the Swing Line Advance (which shall be a Business Day). Such notice shall be given by means of an Advance Request Form, specifying (i) the requested date of such Swing Line Advance (which shall be a Business Day), and (ii) the amount of the requested Swing Line Advance, which shall be in a minimum amount of $100,000. The proceeds of such Swing Line Advance will be made available by the Administrative Agent to the Borrower at the Principal Office of the Administrative Agent on the requested date of such Advance by crediting the account of the Borrower maintained with the Administrative Agent with such proceeds or by wire transfer in accordance with written instructions from the Borrower. Notwithstanding anything to the contrary contained herein, the Borrower may, at any time and from time to time, prepay the aggregate amount of outstanding Swing Line Advances, in whole or in part, without premium or penalty, by giving the Administrative Agent at least one Business Day advance irrevocable notice of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

          (d) Notwithstanding anything herein to the contrary, the Administrative Agent shall not fund any Swing Line Advances if the conditions set forth in Article VII have not been satisfied.
                             -----------

          (e) The Administrative Agent, at any time in its sole and absolute discretion, may, on behalf of the Borrower (which hereby irrevocably directs the Administrative Agent to act on its behalf) request each Bank, by giving written notice to the Administrative Agent and each Bank, to make a Floating Rate Advance in an amount equal to such Bank's Commitment Percentage of the amount of the Swing Line Advances outstanding on the date such notice is given or such lesser amount as the Administrative Agent shall specify (the "Refunded Swing Line Advances"). Unless any of the
                         ----------------------------
     events described in Section 12.1(e) or 12.1(f) shall have occurred with
                         ---------------    -------
     respect to the Borrower (in which event the procedures specified in Section
                                                                         -------
     2.2(f) shall apply) each Bank shall make the proceeds of its Advance
     ------
     available to the Administrative Agent at its Principal Office prior to 12:00 noon (Dallas, Texas time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Floating Rate Advances shall be immediately applied to repay the Refunded Swing Line Advances. Effective on the day such Floating Rate Advances are made, the portion of the Swing Line Advances so paid shall no longer be outstanding as Swing Line Advances, and shall be due under the respective Revolving Credit Notes payable to the Banks in accordance with their respective Commitment Percentages.

          (f)  If prior to the making of an Advance pursuant to Section 2.2(e)
                                                                --------------
     one of the events described in Section 12.1(e) or 12.1(f) shall have
                                    ---------------    -------
     occurred and be continuing with respect to the Borrower, each Bank will, on the date such Advance was to have been made pursuant to Section 2.2(e), purchase an undivided participating interest in
                 -------------
     the Refunded Swing Line Advances in an amount equal to (i) its Commitment Percentage times (ii) the Refunded Swing Line Advances. Each Bank will
                -----
     immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation. Thereafter, all payments of principal and interest on the Refunded Swing Line Advances shall be made to and distributed to the Banks by the Administrative Agent.

          (g) Whenever, at any time after any Bank has purchased a participating interest in a Swing Line Advances, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such
                              --------  -------
     payment received by the Administrative Agent is thereafter recovered from the Administrative Agent in connection with any bankruptcy or insolvency proceeding of the Borrower or otherwise, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it.

          (h)  Each Bank's obligation to make the Advances referred to in
     Section 2.2(e) and to purchase participating interests pursuant to Section
     --------------                                                     -------
     2.2(f) shall be absolute and unconditional and shall not be affected by any
     ------
     circumstance, including without limitation (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrower may have against the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Documents by the Borrower, any Guarantor or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that (x) the Banks' obligations
                              --------  -------
     under Section 2.2(e) shall be subject to the minimum amounts specified in
           --------------
     Section 2.6 so long as no Default or Event of Default is continuing, and
     -----------
     (y) no Bank shall be required to make an Advance or purchase a participating interest in a Swing Line Advance that would cause the aggregate amount of such Bank's Advances, participations in Swing Line Advances and share of Letter of Credit Liabilities to exceed its Commitment under this Agreement.

     Section 2.3.  Notes.  The obligation of the Borrower to repay each Bank
                   -----
for Advances made by such Bank and interest thereon shall be evidenced by a Revolving Credit Note executed by the Borrower, payable to the order of such Bank, in the principal amount of such Bank's Commitment as in effect on the date hereof, and dated the date hereof. The obligation of the Borrower to repay the Administrative Agent for Swing Line Advances made by the Administrative Agent and interest thereon shall be evidenced by a Swing Line Note executed by the Borrower, payable to the order of the Administrative Agent, in the principal amount of the Swing Line Commitment as in effect on the date hereof, and dated the date hereof.

     Section 2.4.  Repayment of Advances.  The Borrower shall repay the
                   ---------------------
unpaid principal amount of all Advances on the Termination Date.

     Section 2.5.  Interest.  The unpaid principal amount of the Advances
                   --------
shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. Interest on the Eurodollar Advances and Alternate Currency Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided that, in the case of Advances denominated in any Alternate Currency in respect of which the Alternate Currency Agent has determined that a 365-day basis is standard market practice in the applicable interbank market, interest shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. Interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable as follows:

             (i) in the case of Floating Rate Advances, on each Quarterly Payment Date;

             (ii) in the case of each Eurodollar Advance and each Alternate Currency Advance, on the last day of the Interest Period with respect thereto;

             (iii) upon the payment or prepayment of any Advance or the Conversion of any Advance to an Advance of another Type (but only on the principal amount so paid, prepaid, or Converted); and

             (iv)  on the Termination Date.

All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Section 2.6.  Borrowing Procedure.  The Borrower shall give the
                   -------------------
Administrative Agent notice of each requested Advance (other than Swing Line Advances and Alternate Currency Advances), and shall give the Alternate Currency Agent and the Administrative Agent notice of each requested Alternate Currency Advance, by means of an Advance Request Form, (a) before 11:00 A.M. Dallas, Texas time on the same Business Day as the requested date of each Floating Rate Advance, (b) before 11:00 A.M. Dallas, Texas time at least three Business Days before the requested date of each Eurodollar Advance, and (c) before 11:00 A.M. London time, at least three Business Days before the requested date of each Alternate Currency Advance, specifying: (i) the requested date of such Advance (which shall be a Business Day), (ii) the amount of such Advance, (iii) the Type of the Advance, (iv) in the case of Alternate Currency Advances, the requested Alternate Currency, it being agreed that Advances made on any one day shall be made in the same currency, and (v) in the case of a Eurodollar Advance or an Alternate Currency Advance, the duration of the Interest Period for such Advance. The Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Agent. Each Advance (other than Swing Line Advances) shall be in a minimum principal amount of $1,000,000 or the Equivalent Amount thereof or such greater amount which is an integral multiple of $100,000 or the Equivalent Amount thereof. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000. The aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to the Equivalent Amount of $1,000,000. The Agent shall notify each Bank of the contents of each such notice on the day such notice is received by the Agent if received by 11:00 A.M. Dallas, Texas time (or 11:00 A.M. London time in the case of Alternate Currency Advances) on a Business Day and otherwise on the next succeeding Business Day. Promptly on the date specified for each Advance hereunder, each Bank will make available to the Agent at the Principal Office of the Administrative Agent or, as to Alternate Currency Advances, at the Principal Office of the Alternate Currency Agent or other office designated by the Alternate Currency Agent for such Alternate Currency, in the specified Alternate Currency for Alternate Currency Advances and in Dollars for all other Advances and in immediately available funds, for the account of the Borrower, such Bank's pro rata share of each Advance; provided that in relation to the payment of any amount of Euro Units or National Currency Units, such amounts shall be made available to the Alternate Currency Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such Participating Member State as the Alternate Currency Agent may from time to time nominate for this purpose) as the Alternate Currency Agent shall from time to time nominate for this purpose. After the Agent's receipt of such funds and subject to the terms and conditions of this Agreement, the Agent will (a) make each Advance (other than Alternate Currency Advances) available to the Borrower by depositing the same, in Dollars in immediately available funds, in an account of the Borrower maintained with the Agent designated by the Borrower or by wire transfer in accordance with written instructions from the Borrower, (b) make each Alternate Currency Advance (other than Advances in Euro Units) available to the Borrower by depositing the same, in the requested Alternate Currency in immediately available funds, in an account of the Borrower maintained with a financial institution in the country where such Alternate Currency is legal tender, and (c) make each Advance in Euro Units available by depositing the same in an account of the Borrower maintained with a financial institution in Frankfurt am Main, Germany; in each case designated by the Borrower by written notice to the Agent containing the information specified in Exhibit L hereto for
                                                            ---------
such account, which notice shall be received by the Agent at least five Business Days before the requested date of such Advance. All notices by the Borrower to the Agent under this Section shall be irrevocable and shall be given not later than the time specified above for such notice on the day which is not less than the number of Business Days specified above for such notice.

     Section 2.7.  Conversions and Continuations.  The Borrower shall have
                    -----------------------------
the right from time to time to Convert all or part of one Type of Advance (excluding Swing Line Advances) into another Type of Advance or to Continue all or part of any Eurodollar Advance or any Alternate Currency Advance by giving the Agent written notice (by means of an Advance Request Form) at least one Business Day before Conversion into a Floating Rate Advance, and at least three Business Days before Conversion into or Continuation of a Eurodollar Advance or an Alternate Currency Advance, specifying: (i) the Conversion or Continuation date, (ii) the amount of the Advance to be Converted or Continued, (iii) in the case of Conversions, the Type of Advance to be Converted into, (iv) in the case of Alternate Currency Advances, the requested Alternate Currency, and (v) in the case of a Continuation of or Conversion into a Eurodollar Advance or an Alternate Currency Advance, the duration of the Interest Period applicable thereto; provided that (a) Eurodollar Advances and Alternate Currency Advances may only be Converted on the last day of the Interest Period, (b) except for Conversions to Floating Rate Advances, no Conversions shall be made while a Default or Event of Default has occurred and is continuing and no Continuations of any Eurodollar Advances or any Alternate Currency Advances shall be made while a Default or an Event of Default has occurred and is continuing, unless such Conversion or Continuation has been approved by Required Banks, (c) the aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000 and (d) the aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to the Equivalent Amount of $1,000,000. All notices given under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Dallas, Texas time (or 11:00 A.M. London time in the case of Alternate Currency Advances) on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Agent the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall automatically be Converted into a Floating Rate Advance on the last day of the Interest Period for such Eurodollar Advance. If Borrower shall fail to give the Agent notice as specified above for the Continuation or Conversion of an Alternate Currency Advance prior to the end of the Interest Period with respect thereto, such Alternate Currency Advance shall be Continued for an Interest Period of one month; provided, however, that no Alternate Currency Advance shall be Continued as such if a Default or Event of Default has occurred and continuing but in such event shall instead be Converted to a Floating Rate Advance in Dollars at the end of the applicable Interest Period.

     Section 2.8.  Use of Proceeds.  The proceeds of Advances shall be used
                   ---------------
by the Borrower and the Subsidiaries (subject to the terms and provisions of this Agreement) for working capital in the ordinary course of business and general corporate purposes and to refinance existing Debt. All advances of loan proceeds by Borrower to any Guarantor shall be evidenced by a promissory note payable by such Guarantor to the order of the Borrower, and each such promissory note shall be endorsed to the order of the Agent and subject to a security interest in favor of the Agent pursuant to the Loan Documents.

     Section 2.9.  Commitment Fee.  The Borrower agrees to pay to the Agent
                   --------------
for the account of each Bank (other than Chase) a commitment fee equal to the Applicable Percentage of the daily average unused amount of such Bank's Commitment. The commitment fee shall be in each case based on a 360 day year and the actual number of days elapsed. For the purpose of calculating the commitment fee hereunder, (a) the Commitments of the Banks other than CBT and Chase shall be deemed utilized by the amount of all outstanding Advances of such Banks (which shall not include Swing Line Advances) and all Letter of Credit Liabilities of such Banks, and (b) the Commitment of CBT shall be deemed utilized by the amount of all outstanding Advances of CBT, all outstanding Swing Line Advances of CBT, all Letter of Credit Liabilities of CBT and all Alternate Currency Advances of Chase. Accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

     Section 2.10.  Reduction or Termination of Commitments.  The Borrower
                    ---------------------------------------
shall have the right to terminate in whole or reduce in part the unused portion of the Commitments upon at least five Business Days prior notice (which notice shall be irrevocable) to the Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in a minimum amount of $1,000,000 or Equivalent Amount or such greater amount which is an integral multiple of $100,000 or Equivalent Amount and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Advances exceeds the Total Commitment Amount (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitments may not be reinstated after they have been terminated or reduced, except for the Commitment Increase pursuant to Section 2.12.

     Section 2.11.  Administrative Fee.    The Borrower shall pay to the
                    ------------------
Administrative Agent, solely for its own account, an administrative fee as provided in the Fee Letter.

     Section 2.12.  Commitment Increase.  The parties hereto understand that
                    -------------------
the Borrower may seek one or more financial institutions to take a Commitment or Commitments in the aggregate amount of $20,000,000 (the "Commitment Increase").
                                                         -------------------
The Commitment Increase may be taken by any existing Bank hereunder by increasing the Commitment of such existing Bank (each an "Increasing Bank") or
                                                          ---------------
by a new Bank added as a party hereto (each an "Additional Bank"), subject to
                                                ---------------
the conditions hereinafter specified. For purposes of the foregoing, Agent may, from time to time, (i) admit Additional Banks hereunder, or (ii) at the request of any Increasing Bank, increase the Commitment of such Increasing Bank, subject to the following conditions:

(a)  each Additional Bank shall be an Eligible Assignee;

(b) Borrower shall execute (i) a new Revolving Credit Note payable to the order of each Additional Bank, or (ii) a replacement Revolving Credit Note payable to the order of each Increasing Bank;

(c) Borrower and Agent shall execute appropriate documentation to add each Additional Bank as a party to this Agreement, whereupon such Additional Bank shall have all of the rights and obligations of a Bank hereunder and under the other Loan Documents;

(d) Each Additional Bank and each Increasing Bank shall pay to the Agent for the account of the other Banks an amount equal to its Percentage Commitment of outstanding Advances, and such amount so paid shall constitute an Advance by such Additional Bank or Increasing Bank under its Note and a payment of principal to the other Banks under their respective Notes, and the outstanding principal balances of the respective Notes shall be increased or reduced accordingly;

(e) After giving effect to the admission of any Additional Bank or the increase in the Commitment of any Increasing Bank, the Total Commitment Amount shall not exceed $135,000,000; and

(f) No admission of any Additional Bank shall increase the Commitment of any existing Bank.

Upon and as of the date of the addition of any Additional Bank to the Agreement or the increase of the Commitment of any Increasing Bank, (i) the Commitments of the other Banks shall remain unchanged, and the respective Commitment Percentages and pro rata shares of such Banks shall be adjusted accordingly, and
(ii) each of the other Banks shall be deemed to have sold and transferred to such Additional Bank or such Increasing Bank, as the case may be, and such Additional Bank or Increasing Bank shall be deemed irrevocably and unconditionally to have purchased and received from each such other Banks (on a pro rata basis, based on such other Banks' respective Commitment Percentages, as adjusted in accordance with this Section) a portion of such other Banks' participation shares under Section 3.3 in all Letters of Credit outstanding on
                           -----------
such date and related rights, in an aggregate amount equal to such Additional Bank's or such Increasing Bank's Commitment Percentage of such outstanding Letters of Credit. The addition of any Additional Bank or the increase of the Commitment of an Increasing Bank and the effects thereof as described in this Section shall occur automatically upon satisfaction of the conditions specified above, without the necessity for further documentation to be executed by the other Banks. None of the Agent, the Syndication Agent, the Documentation Agent, Chase, CBT or any other Bank or any of their respective Affiliates shall have any obligation to find or arrange for any Additional Bank, and no Bank shall have any obligation to increase its Commitment.

     Section 2.13.  Amendment Fees.  The Borrower agrees to pay to the
                    --------------
Administrative Agent for the account of each Bank an amendment fee as provided in the Fee Letter.

                                  ARTICLE III

                               Letters of Credit
                               -----------------

     Section 3.1.  Letters of Credit.  Subject to the terms and conditions
                   -----------------
of this Agreement, the Administrative Agent agrees to issue one or more Letters of Credit denominated and payable in Dollars for the account of the Borrower from time to time from the date hereof to and including the Termination Date; provided, however, that the outstanding Letter of Credit Liabilities shall not
--------  -------
at any time exceed, and the Administrative Agent shall not be obligated to issue any Letter of Credit which would cause the outstanding Letter of Credit Liabilities to exceed, the lesser of (a) $30,000,000 or (b) an amount equal to
(i) the lesser of the Total Commitment Amount or the Borrowing Base, minus (ii) the outstanding Advances, except as permitted by Section 4.3. Each Letter of
                                                 -----------
Credit may be
issued for the account of or used by the Borrower or any Subsidiary of the Borrower (including the Partnerships), but the Borrower shall have full liability for each Letter of Credit. Each Letter of Credit shall have an expiration date not to exceed one year, shall not have an expiration date beyond the Termination Date, shall be payable in Dollars, shall have a minimum face amount of $50,000, must support a transaction that is entered into in the ordinary course of the Borrower's or its Subsidiaries' business, must be satisfactory in form and substance to the Administrative Agent, and shall be issued pursuant to such documents and instruments (including, without limitation, the Administrative Agent's standard application for issuance of standby or commercial letters of credit, as the case may be, as then in effect [each an "L/C Application"]) as the Administrative Agent may require
          ----------------
(collectively, the "L/C Documents"). A copy of the form of L/C Application which
                    -------------
is in effect as of the date hereof for standby letters of credit is attached hereto as Exhibit I-1, and a copy of the form of L/C Application which is in
          -----------
effect as of the date hereof for commercial letters of credit is attached hereto as Exhibit I-2. However, the form of L/C Application may be changed by the
   -----------
Administrative Agent from time to time without notice to the Borrower or the Banks.

     Section 3.2.  Procedure for Issuing Letters of Credit.  Each Letter of
                   ---------------------------------------
Credit shall be issued on at least four Business Days prior notice from the Borrower to the Administrative Agent by means of a Letter of Credit Request Form describing the transaction proposed to be supported thereby and specifying (a) the requested date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit,
(d) the name and address of the beneficiary, and (e) the name and address of the account party (which shall be the Borrower or a Subsidiary of the Borrower), (f) the purpose for which such Letter of Credit will be used, and (g) the form of the draft and any other documents required to be presented at the time of any drawing (such notice to set forth the exact wording of such documents or to attach copies thereof). The Administrative Agent shall notify each Bank of the contents of each such notice on the day such notice is received by Administrative Agent if received by 11:00 A.M. Dallas, Texas time on a Business Day and otherwise on the next succeeding Business Day.

     Section 3.3.  Participation by Banks.  Immediately upon the Administrative
                   ----------------------
Agent's issuance of any Letter of Credit on or after the date hereof, the Administrative Agent shall be deemed to have sold and transferred to each Bank (other than Chase) and each Bank (other than Chase) shall be deemed irrevocably and unconditionally to have purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation (to the extent of such Bank's Commitment Percentage) in such Letter of Credit and all applicable rights of the Administrative Agent in such Letter of Credit. The Administrative Agent shall provide to each Bank (other than Chase) a copy of each Letter of Credit issued on or after the date hereof, promptly after issuance.

     Section 3.4.  Payments Constitute Advances.  Each payment by the
                   ----------------------------
Administrative Agent pursuant to a drawing under a Letter of Credit shall constitute and be deemed a Floating Rate Advance by each Bank (other than Chase) to the Borrower under such Bank's Revolving Credit Note and this Agreement as of the day and time such payment is made by the Administrative Agent and in the amount of such Bank's pro rata share of such payment. Promptly on the date of each payment by the Administrative Agent pursuant to a drawing under a Letter of Credit and after receipt of notice from the Administrative Agent as to the amount of such payment, each Bank (other than Chase) will make available to the Administrative Agent at its Principal Office in immediately available funds, such Bank's pro rata share of such payment.

     Section 3.5.  Letter of Credit Fee.  The Borrower shall pay to the
                   --------------------
Administrative Agent for the account of the Banks (other than Chase) a nonrefundable letter of credit fee with respect to standby Letters of Credit, payable on the date each such Letter of Credit is issued in an amount equal to the Applicable Percentage per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit will remain outstanding. The letter of credit fee is based on a 365 or 366 day year, as the case may be, and the actual number of days in the stated term of such Letter of Credit. The Borrower shall pay to the Administrative Agent for the account of the Banks (other than Chase) a nonrefundable letter of credit fee with respect to commercial Letters of Credit, payable on the date each such Letter of Credit is issued, for the three month period following such issuance, and on the first day of each succeeding three month period, if such Letter of Credit is outstanding on such day. Each such fee for commercial Letters of Credit shall be in an amount equal to the Applicable Percentage per annum of the face amount of such Letter of Credit, for each such entire three month period, regardless of whether such Letter of Credit actually remains outstanding for such entire three month period, and shall be calculated based on a 365 or 366 day year, as the case may be. The Borrower shall pay to the Administrative Agent, solely for its own account, a nonrefundable issuance and fronting fee for each Letter of Credit in an amount equal to one eighth of one percent per annum of the face amount of such Letter of Credit, calculated on the basis of a year of 365 or 366 days, as the case may be, and payable on the date each such Letter of Credit is issued.

     Section 3.6.  Administrative Agent's Responsibilities.  Administrative
                   ---------------------------------------
Agent agrees with each Bank that it will exercise and give the same care and attention to each Letter of Credit as it gives to its other letters of credit. Each Bank and the Borrower agree that, in paying any draft or draw under any Letter of Credit, the Administrative Agent has no responsibility to obtain any document (other than any documents expressly required by the respective Letter of Credit) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy or genuineness or the authority of any Person delivering it. Neither the Administrative Agent nor any of its representatives, directors, officers, employees, attorneys or agents shall be liable to any Bank, the Borrower or any Subsidiary for any Letter of Credit's use or for any beneficiary's acts or omissions. The Administrative Agent shall have no liability to the Borrower, any Subsidiary or any Bank for any action, inaction, error, delay or omission taken or suffered by the Administrative Agent or any of its representatives, directors, officers, employees, attorneys or agents in connection with any Letter of Credit, applicable draws, drafts or documents, or the transmission, dispatch or delivery of any related message or advice, if done, taken or made in accordance with the L/C Documents.

     Section 3.7.  Letter of Credit Documents.  Certain additional
                   --------------------------
provisions regarding the obligations, liabilities, rights, remedies and agreements of the Borrower and the Administrative Agent relative to the Letters of Credit shall be set forth in the L/C Documents. The terms of this Agreement shall control any express conflict between the terms of this Agreement and the terms of any L/C Application.

                                  ARTICLE IV

                           Payments; EMU Provisions
                           ------------------------

     Section 4.1.  Method of Payment.  All payments of principal, interest,
                   -----------------
and other amounts to be made by the Borrower under this Agreement and the other Loan Documents (other than payments of principal and interest with respect to Alternate Currency Advances) shall be made to the Administrative Agent at its Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All payments of principal and interest to be made by the Borrower under this Agreement and the other Loan Documents with respect to Alternate Currency Advances shall be made to the Alternate Currency Agent, in such Alternate Currency and immediately available funds, without setoff, deduction, or counterclaim, to such account at such bank, in the country where such Alternate Currency is legal tender, as the Alternate Currency Agent may designate to the Borrower, or as otherwise provided in Section 4.9. Such
                                                       -----------
payments of principal and interest with respect to Alternate Currency Advances shall be made no later than 11:00 A.M. local time in the place where such bank is located on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each payment under this Agreement and the other Loan Documents, specify to the Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.4 hereof). Each
                                                -----------
payment received by the Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be. Each payment received by Agent hereunder or under any Revolving Credit Note shall be paid promptly to the Banks in accordance with
Section 4.4, in immediately available funds, for the account of each Bank's
-----------
Applicable Lending Office for the Advance in respect of which such payment is made.

     Section 4.2.  Voluntary Prepayment.  The Borrower may prepay the
                   --------------------
Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) the Borrower shall give the Agent at least five Business Days' prior notice of any prepayment of Advances other than Floating Rate Advances, (b) each partial prepayment of any Advances (excluding Swing Line Advances) shall be in the principal amount of $1,000,000 or the Equivalent Amount or such greater amount which is an integral multiple of $1,000,000 or the Equivalent Amount, and (c) any and all amounts required pursuant to Section 5.5
                                                                    -----------
hereof shall be paid concurrently with such prepayment. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice.

     Section 4.3.  Mandatory Prepayment.  If at any time the amount equal to
                   --------------------
the sum of (i) the outstanding principal amount of the Advances (including without limitation the Equivalent Amount of any Alternate Currency Advances), plus (ii) the Letter of Credit Liabilities exceeds the lesser of the Borrowing Base or the Total Commitment Amount (the amount of such excess being referred to herein as the "Overadvance"), the Borrower shall promptly prepay the outstanding
               -----------
Advances by the amount of the Overadvance plus accrued and unpaid interest on the amount so prepaid or, if no Advances are outstanding, the Borrower shall immediately pledge to the Agent cash or cash equivalent investments in an amount equal to the Overadvance as security for the Obligations; provided, however, that in the event an Overadvance exists at the end of the Alternate Advance Rate Availability Period solely due to the decrease in the Borrowing Base advance
                    ------
rate for Eligible Accounts to 80% or the decrease in the Borrowing Base advance rate for Eligible Inventory to 50%, so long as no Default exists and is continuing, (a) Borrower shall not be obligated to prepay the outstanding Advances by the amount of such Overadvance or pledge cash or cash equivalents in an amount equal to such Overadvance as security for the Obligations, (b) the existence of such Overadvance shall not constitute a Default or Event of Default, and (c) no Advances shall be made while such Overadvance exists. The period during which any such permitted Overadvance exists is referred to herein as the "Permitted Overadvance Period."
        ----------------------------

     Section 4.4.  Pro Rata Treatment.  Except to the extent otherwise
                   ------------------
provided herein: (a) each Advance shall be made by the Banks under Section 2.1
                                                                   -----------
or 2.2 or deemed made by the Banks under Section 3.4, each payment of the
   ---                                   -----------
commitment fee under Section 2.9 and each letter of credit fee under Section 3.5
                     -----------                                     -----------
shall be made for the account of the Banks, each termination or reduction of the Commitments under Section 2.10 shall be applied to the Commitments of the Banks,
                  ------------
and each Letter of Credit shall be deemed participated in by the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion, and Continuation of Advances of a particular Type (other than Conversions provided for by Section 5.4) shall be made pro rata among the Banks
                            -----------
holding Advances of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment of principal of or interest on Advances by the Borrower of a particular Type shall be made to the Agent for the account of the Banks holding Advances of such Type pro rata in accordance with the respective unpaid principal amounts of such Advances held by such Banks; and
(d) Interest Periods for Advances of a particular Type shall be allocated among the Banks holding Advances of such Type pro rata according to the respective principal amounts held by such Banks. For purposes of this Section 4.4, (i)
                                                            -----------
Chase's pro rata share of Alternate Currency Advances shall be determined as if Chase held the entire Commitment of Chase and CBT; (ii) Chase shall not be entitled to receive any commitment fees or letter of credit fees; (iii) each reduction of the Commitments shall reduce CBT's Commitment on a pro rata basis with the other Banks, with a corresponding reduction of Chase's commitment to make Alternate Currency Advances, and (iv) Chase shall not participate in Letters of Credit.

     Section 4.5.  Non-Receipt of Funds by the Agent.  Unless the Agent
                   ---------------------------------
shall have been notified by a Bank or the Borrower (the "Payor") prior to the
                                                         -----
date on which such Bank is to make payment
to the Agent of the proceeds of an Advance to be made by it hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required
                                                                 --------
Payment"), which notice shall be effective upon receipt, that the Payor does not
-------
intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period.

     Section 4.6.  Withholding Taxes.  All payments by the Borrower of
                   -----------------
principal of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments, or otherwise with respect to any Alternate Currency Advances. If any such taxes, duties or other charges are so levied or imposed, the Borrower will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Advances and of all other amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower shall have no obligation to pay such additional amounts to any Bank to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure of such Bank to comply with the provisions of Section 4.7. The Borrower shall furnish promptly to the Agent for
              -----------
distribution to each affected Bank, as the case may be, official receipts evidencing any such withholding or reduction and shall confirm that all applicable taxes, if any, imposed on this Agreement or transactions hereunder shall have been properly and legally paid by it to the appropriate taxing authorities by sending official tax receipts or notarized copies of such receipts to the Agent within 30 days after payment of any applicable tax. The Borrower agrees to cause all present and future taxes, duties or other charges levied or imposed by the government of any jurisdiction outside the United States of America or by any political substitution or taxing authority thereof (including those to be paid on behalf of any Bank, if any) directly to the appropriate Governmental Authority. Upon written demand by the Agent, the Borrower shall indemnify the Agent and the Banks and hold them harmless for the full amount of such taxes, duties or other charges payable with respect to any Alternate Currency Advance and any liabilities (including penalties, interest and expenses) arising from such taxes.

     Section 4.7.  Withholding Tax Exemption.  Each Bank that is not
                   -------------------------
incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each

Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

     Section 4.8.  Judgment Currency.  If, for the purposes of obtaining
                   -----------------
judgment in any court, it is necessary to convert a sum due from the Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "Specified Currency") into another currency, the
                                ------------------
parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Alternate Currency Agent could purchase the Specified Currency with such other currency at the Principal Office of the Alternate Currency Agent on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Bank or the Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the Specified Currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss, and if the amount of the Specified Currency so purchased exceeds (a) the sum originally due to any Bank or the Agent, as the case may be, in the Specified Currency and (b) any amounts shared with the other Banks as a result of allocations of such excess as a disproportionate payment to such Bank under
Section 13.3, such Bank or the Agent, as the case may be, agrees to remit such
------------
excess to the Borrower. Without prejudice to the survival of any of the other agreements of the Borrower hereunder, the agreements and obligations of the Borrower under this Section 4.8 shall survive the termination of this Agreement
                    -----------
and the payment of all other amounts owing hereunder.

     Section 4.9.  EMU Provisions.
                   --------------

(a)  Effectiveness of Provisions.  If and to the extent that any of the
     ---------------------------
provisions of subsections (b) to (h) below (inclusive) relates to any state (or
              ---------------     -
the currency of such state) that is not a Participating Member State on the Commencement of the Third Stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

(b)  Redenomination and Alternative Currencies.  Each obligation under
     -----------------------------------------
this Agreement of a party to this Agreement which has been denominated in the National Currency Unit of a Participating Member State shall be redenominated into the Euro Unit in accordance with EMU Legislation, provided, that if and to the extent that any EMU Legislation provides that following the Commencement of the Third Stage of EMU an amount denominated either in the Euro Unit or in the National Currency Unit of a Participating Member State and payable within that Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro Unit or in that National Currency Unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the Euro Unit or in such National Currency Unit.

(c)  Advances. Any Advance in the currency of a Participating Member State shall
     --------
be made in the Euro Unit.

(d)  Payments to the Alternate Currency Agent.  Sections 2.6, 4.1 and
     ----------------------------------------   ------------  ---
13.3 shall be construed so that, in relation to the payment of any amount of
----
Euro Units or National Currency Units, such amount shall be made available to the Alternate Currency Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such Participating Member State as the Alternate Currency Agent may from time to time nominate for this purpose) as the Alternate Currency Agent shall from time to time nominate for this purpose.

(e)  Payments by the Alternate Currency Agent to the Banks.  Any amount
     -----------------------------------------------------
payable by the Alternate Currency Agent to the Banks under this Agreement in the currency of a Participating Member State shall be paid in Euro Units.


(f)  Payments by the Alternate Currency Agent.  Generally, with respect
     ----------------------------------------
to the payment of any amount denominated in the Euro or in a National Currency Unit, the Alternate Currency Agent shall not be liable to the Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Alternate Currency Agent if the Alternate Currency Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a National Currency Unit) to the account with the bank in the principal financial center in the Participating Member State which the Borrower or, as the case may be, any Bank shall have specified for such purpose. In this subsection (f), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Alternate Currency Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

(g)  Basis of Accrual. If the basis of accrual of interest or fees expressed in
     ----------------
this Agreement with respect to the currency of any state that is or becomes a Participating Member State shall be inconsistent with any convention or practice in the London Interbank Market or any other applicable interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided, that if any Advance in the currency of
                            --------
such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Advance, at the end of the then current Interest Period.

(h)  Rounding and Other Consequential Changes. Without prejudice and in addition
     ----------------------------------------
to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to the respective liabilities for indebtedness of the Borrower to the Banks and the Banks to the Borrower under or pursuant to this Agreement:

(i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a National Currency Unit to be paid to or by the Alternate Currency Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Alternate Currency Agent may from time to time specify; and

(ii) except as expressly provided in this Section 4.9, each provision of this
                                          -----------
Agreement shall be subject to such reasonable changes of construction as the Alternate Currency Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.

(i)  Increased Costs. The Borrower shall from time to time, at the request of
     ---------------
the Alternate Currency Agent, pay to the Alternate Currency Agent for the account of each Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the Euro in any Participating Member State.

     Section 4.10.  Continuity of Contract.  Except as otherwise provided
                    ----------------------
herein, no implementation of the EMU or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the Borrower under this Agreement or other Loan Documents.

                                   ARTICLE V

          Yield Protection; Limitations on Advances; Capital Adequacy
          -----------------------------------------------------------

     Section 5.1. Additional Costs.
                  ----------------

             (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining of any

     Eurodollar Advances or any Alternate Currency Advances hereunder or its obligation to make such Advances hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory
                          ----------------
     Change which:

               (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any Eurodollar Advances or any Alternate Currency Advances (other than taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any Eurodollar Advances or any Alternate Currency Advances by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

               (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including (A) any Eurodollar Advances or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof or (B) any Alternate Currency Advances or
                   -----------
          any deposits referred to in the definition of "Alternate Currency Rate" in Section 1.1 hereof); or
                   -----------

               (iii) imposes any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments.

     Each Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 5.1(a) as promptly as practicable
                                   --------------
     after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for Eurodollar Advances or Alternate Currency Advances if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located outside the United States of America. Each Bank will furnish to the Borrower, within 180 days after the occurrence of the event resulting in Additional Costs, a certificate setting forth the basis and the amount of each request of such Bank for compensation under this Section 5.1(a).
                                                              --------------
     If any Bank requests compensation from the Borrower under this Section
                                                                    -------
     5.1(a), the Borrower may, by notice to such Bank (with a copy to Agent),
     ------
     suspend the obligation of such Bank to make or Continue making, or Convert Advances into, Eurodollar Advances or Alternate Currency Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 hereof shall be applicable) and
                                  -----------
     may Convert any Eurodollar Advance into a Floating Rate Advance or Convert any Alternate Currency Advance into a Floating Rate Advance which is funded in Dollars, subject to the provisions of Section 5.5.
                                              -----------

             (b) Without limiting the effect of the foregoing provisions of this Section 5.1, in the event that, by reason of any Regulatory Change,
          -----------
     any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Advances or Alternate Currency Advances is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Advances or Alternate Currency Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower the obligation of such Bank to make or Continue making, or Convert Advances into, Eurodollar Advances or Alternate Currency Advances hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.4 hereof shall be applicable).
                            -----------

             (c) Determinations and allocations by any Bank for purposes of this Section 5.1 of the effect of any Regulatory Change on its costs of
          -----------
     maintaining its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 5.2.  Limitation on Types of Advances. Anything herein to the
                   -------------------------------
contrary notwithstanding, if with respect to any Eurodollar Advances or any Alternate Currency Advances for any Interest Period therefor:

             (a) The Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definitions of "Eurodollar Rate" and "Alternate Currency Rate" in Section 1.1 hereof are not being provided in the relative amounts
              -----------
     or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement; or

             (b) Required Banks determine (which determination shall be conclusive) that the relevant rates of interest referred to in the definitions of "Eurodollar Rate" and "Alternate Currency Rate" in Section
                                                                       -------
     1.1 hereof on the basis of which the rate of interest for such Advances for
     ---
     such Interest Period is to be determined do not accurately reflect the cost to the Banks of making or maintaining such Advances for such Interest Period; or

             (c) There occurs on or before the date an Alternate Currency Advance is to be made any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of Agent make it impracticable for the Alternate Currency Advance to be denominated in the Alternate Currency specified by the Borrower;

then the Agent shall give the Borrower prompt notice thereof specifying relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Advances or Alternate Currency Advances or to Convert Floating Rate Advances into Eurodollar Advances or Alternate Currency Advances, and the Borrower shall, (i) on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances, either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Floating Rate Advances in accordance with the terms of this Agreement, and (ii) either prepay such Alternate Currency Advances or Convert such Alternate Currency Advances into Floating Rate Advances funded in Dollars in accordance with the terms of this Agreement.

     Section 5.3.  Illegality.  Notwithstanding any other provision of this
                   ----------
Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Advances or Alternate Currency Advances hereunder or (b) maintain Eurodollar Advances or Alternate Currency Advances hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Agent) thereof and such Bank's obligation to make or maintain Eurodollar Advances or Alternate Currency Advances and to Convert Floating Rate Advances into Eurodollar Advances or Alternate Currency Advances hereunder shall be suspended until such time as such Bank may again make and maintain Eurodollar Advances or Alternate Currency Advances (in which case the provisions of Section 5.4 hereof shall be applicable).
              -----------

     Section 5.4.  Substitute Floating Rate Advances.  If the obligation of
                   ---------------------------------
any Bank to make Eurodollar Advances or Alternate Currency Advances shall be suspended pursuant to Section 5.1 or 5.3 hereof, all Advances which would be
                      -----------    ---
otherwise made by such Bank as Eurodollar Advances or Alternate Currency Advances shall be made instead as Floating Rate Advances in Dollars and all Advances which would otherwise be Converted into Eurodollar Advances or any Alternate Currency Advances shall be Converted instead into (or shall remain as) Floating Rate Advances in Dollars (and, if an event referred to in Section
                                                                   -------
5.1(b) or 5.3 hereof has occurred and  such Bank so requests by notice to the
------    ---
Borrower (with a copy to the Agent), all Eurodollar Advances and all Alternate Currency Advances of such Bank then outstanding shall be automatically Converted into Floating Rate Advances in Dollars on the date specified by such Bank in such notice) and, to the extent that Eurodollar Advances and Alternate Currency Advances are so made as (or Converted into) Floating Rate Advances, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Advances or Alternate Currency Advances shall be applied instead to its Floating Rate Advances.

     Section 5.5.  Compensation.  The Borrower shall pay to the Agent for the
                   ------------
account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

             (a) Any payment, prepayment or Conversion of a Eurodollar Advance or an Alternate Currency Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to Section
                                                                      -------
     12.2) on a date other than the last day of an Interest Period for such
     ----
     Advance; or

             (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in
     Article VII to be satisfied) to borrow, Convert, or prepay a Eurodollar
     -----------
     Advance or an Alternate Currency Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement; or

             (c) Any failure to pay any Alternate Currency Advance in the Alternate Currency in which it was made.

Without limiting the effect of the preceding sentence, such compensation shall include, without limitation, (i) an amount equal to the excess, if any, of (1) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for such Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Advance provided for herein over (2) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits (or deposits in the applicable Alternate Currency) of leading banks and amounts comparable to such principal amount and with maturities comparable to such period, (ii) any loss or reasonable expense sustained or incurred in liquidating or employing deposits from third Persons acquired to effect or maintain such Alternate Currency Advance or Eurodollar Advance or any part thereof, (iii) any loss incurred in liquidating or closing out any foreign currency contract undertaken by such Bank in funding and maintaining such Alternate Currency Advance, and (iv) any loss arising from any change in the value of Dollars in relation to any such Alternate Currency Advance which was not paid on the date due between the date such payment was due and the date of payment, or which was not paid in the Alternate Currency in which it was made, all as determined by such Bank in its good faith discretion.

     Section 5.6.  Capital Adequacy.  If after the date hereof, the Agent or
                   ----------------
any Bank shall have determined that any Regulatory Change or compliance by the Agent or such Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other Governmental Authority, has or would have the effect of reducing the rate of return on the Agent's or such Bank's (or their respective parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Agent or such Bank (or their respective parent) could have achieved but for such Regulatory Change or compliance (taking into consideration the Agent's or such Bank's policies with respect to capital adequacy) by an amount deemed by the Agent or such Bank to be material, then from time to time, within 10 Business Days after demand by the Agent or such Bank (with a copy to the Agent), the Borrower shall pay to the Agent or such Bank (or their respective parent) such additional amount or amounts as will compensate the Agent or such Bank for such reduction. The Agent or such Bank will furnish to the Borrower, within 180 days after such Bank actually incurs such reduction in its rate of return, a certificate of the Agent or such Bank claiming compensation under this Section and setting forth the basis and the additional amount or amounts to be paid to it hereunder. Each such certificate shall be conclusive, provided that the determination of such amount or amounts is made on a reasonable basis. In determining such amount or amounts, the Agent or such Bank may use any reasonable averaging and attribution methods.

     Section 5.7.  Additional Costs in Respect of Letters of Credit.  If as a
                   ------------------------------------------------
result of any Regulatory Change there shall be imposed, modified, or deemed applicable any tax, reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or the Commitments to issue or participate in Letters of Credit hereunder, and the result shall be to increase the cost to the Agent or any Bank of issuing, maintaining or participating in any Letter of Credit or its Commitment to issue or participate in Letters of Credit hereunder or reduce any amount receivable by the Agent or any Bank hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of the Agent's or such Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by the Agent or such Bank, the Borrower agrees to pay the Agent or such Bank, as the case may be, from time to time as specified by the Agent or such Bank, as the case may be, such additional amounts as shall be sufficient to compensate the Agent or such Bank for such increased costs or reductions in amount. Each Bank will furnish to the Borrower, within 180 days after such Bank actually incurs such increase in cost or reduction in amount receivable, a certificate of such Bank claiming compensation under this Section and setting forth the basis and the additional amount or amounts to be paid to it hereunder. Each such certificate shall be conclusive, provided that the determination of such amount or amounts is made on a reasonable basis.

                                  ARTICLE VI

                                   Security
                                   --------

     Section 6.1.  Collateral.  To secure full and complete payment and
                   ----------
performance of the Obligations, the Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 6.1 (which, together with any other
                                 -----------
property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):
                                              ----------

             (a) The Borrower shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all of the Borrower's personal property, including without limitation all of its accounts, accounts receivable, equipment, furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Borrower Security Agreement and the Consent, Ratification and Confirmation, provided that the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement.

             (b) The Guarantors shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all personal property of the Guarantors, including without limitation all accounts, accounts receivable, equipment (except that one certain aircraft owned by A & S), furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles of each Guarantor, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Guarantor Security Agreements and the Consent, Ratification and Confirmation, provided that the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement.

             (c) The Borrower shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all of the Borrower's shares of capital stock of NAC, Financo, CAS and CellStar Telecom pursuant to the Pledge Agreements and the Consent, Ratification and Confirmation.

             (d) NAC shall grant to Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in
     (a) all of NAC's shares of capital stock of Holdings, Fulfillment, and CWI,
     (b) 65% of the shares of voting stock and all of the shares of non-voting preferred stock of CellStar SA, Audiomex and CellStar International, and
     (c) all of NAC's rights, titles and interests as a general partner of CellStar, Ltd. and CellStar Global pursuant to the Pledge Agreements and the Consent, Ratification and Confirmation.

             (e) CAS shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all of the shares of capital stock of A & S, pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (f) CellStar SA shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all of CellStar SA's shares of capital stock of ACC, pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (g) CellStar International shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in 65% of the shares of capital stock of CellStar Asia, pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (h) Audiomex shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in 65% of the shares of capital stock of Celular Express, pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (i) Fulfillment shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a security interest in all of its rights, titles and interest as a general partner of CellStar Fulfillment, Ltd., pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (j) Holdings shall grant to the Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a security interest in (a) all of its rights, titles and interest as a limited partner of the Partnerships and CellStar Global and (b) all of Holdings' shares of capital stock of Florida Properties pursuant to the Pledge Agreements and the Consent, Ratification and Confirmation.

             (k) CellStar Telecom shall grant to Agent or confirm that the Agent has, for the pro rata benefit of the Banks, a first priority security interest in all of CellStar Telecom's shares of capital stock of Topp Telecom, pursuant to a Pledge Agreement and the Consent, Ratification and Confirmation.

             (l) The Borrower and each Guarantor shall execute and cause to be executed such further documents and instruments, including without limitation Uniform Commercial Code financing statements, as the Agent, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interest in the Collateral.

Notwithstanding any provision or language to the contrary, nothing herein or in the Loan Documents shall operate or be construed to create any assignment, mortgage or Lien in any mark of Borrower or any Guarantor which is the subject of an intent-to-use application for federal registration under 15 U.S.C. (S) 1051(b), prior to the filing of the Verified Statement of Use under 15 U.S.C.
(S) 1051(d) or any assignment, mortgage or Lien otherwise prohibited under the provisions of the second sentence of 15 U.S.C. (S) 1060.

     Section 6.2. Setoff.  If an Event of Default shall have occurred and be
                  ------
continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations in such manner as the Agent or such Bank may determine, at any time and without notice to the Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or such Bank to the Borrower whether or not the Obligations are then due. Each Bank agrees to promptly notify the Agent after any such setoff and application. The rights and remedies of the Agent and the Banks hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Banks may have.

     Section 6.3. Other Subsidiaries.  The Borrower shall cause each Person
                  ------------------
which is now or hereafter becomes a Subsidiary (other than Foreign Subsidiaries) to execute and deliver to the Agent (a) a Guaranty in form and substance satisfactory to the Agent, pursuant to which such Subsidiary guaranties the prompt payment and performance in full of all of the Obligations, (b) a Guarantor Security Agreement in form and substance satisfactory to the Agent, pursuant to which such Subsidiary grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of such Subsidiary's personal property, including without limitation the types of personal property described in Section 6.1(b), whether now owned or hereafter acquired, and all
             --------------
products and proceeds thereof, and (c) appropriate documentation to become a party to the Contribution and Indemnification Agreement. With regard to each Person which is now or hereafter becomes a Subsidiary (other than Foreign Subsidiaries), the Borrower shall execute or cause to be executed a pledge agreement in form and substance satisfactory to the Agent, pursuant to which the Agent, for the pro rata benefit of the Banks, is granted a first priority security interest
(a) in the case of a Domestic Subsidiary (excluding the holding company of any Foreign Subsidiary), in all of the capital stock of such Subsidiary, and (b) in the case of a holding company of any Foreign Subsidiary, 65% of the shares of voting stock and all of the shares of non-voting preferred stock of such Subsidiary. The Borrower shall cause to be executed and delivered to the Agent
(i) such further documents and instruments, including without limitation Uniform Commercial Code financing statements, as the Agent in its sole discretion deems necessary or desirable to create, evidence, preserve, and perfect its Liens in the Collateral, and (ii) such legal opinions, corporate and partnership documents and certificates as Agent or its counsel may require in connection with the documents executed and delivered pursuant to this Section.

                                  ARTICLE VII

                             Conditions Precedent
                             --------------------

     Section 7.1.  Initial Extension of Credit.  The obligation of the Agent
                   ---------------------------
and the Banks to make the initial Advance or issue the initial Letter of Credit hereunder is subject to the condition precedent that the Agent shall have received on or before the day of such Advance or Letter of Credit all of the following, each dated (unless otherwise indicated) the date hereof or the date of the Existing Credit Agreement, as appropriate, in form and substance satisfactory to the Agent:

             (a)   Resolutions.  Resolutions of the Board of Directors of the
                   -----------
     Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of such Person which authorize (i) the execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which such Person is or is to be a party, (ii) the execution, delivery, and performance by each Guarantor of the Guaranty and other Loan Documents to which such Person is or is to be a party, and (iii) the execution, delivery and performance by NAC, Holdings and Fulfillment, respectively, on behalf of the Partnerships, of the Loan Documents to which the Partnerships are or are to be parties;

             (b)   Incumbency Certificate. A certificate of incumbency certified
                   ----------------------
     by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, certifying the names of (i) the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers, (ii) the officers of each Guarantor authorized to sign the Guaranty and the other Loan Documents to which each Guarantor is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers, and (iii) the officers of NAC, Holdings and Fulfillment on behalf of the Partnerships authorized to sign the Loan Documents to which the Partnerships are or are to be parties (including the certificates contemplated therein) together with specimen signatures of such officers;

          (c)  Articles of Incorporation.  The articles or certificate of
               -------------------------
     incorporation of the Borrower and each Guarantor, if applicable, respectively, certified by the Secretary of State of such Person's state of incorporation and dated within 20 days prior to the date hereof;

          (d)  Bylaws.  The bylaws of the Borrower and each Guarantor, if
               ------
     applicable, certified by the Secretary or an Assistant Secretary of such Person;

          (e)  Governmental  Certificates.  Certificates of the appropriate
               --------------------------
     governmental officials of the respective states of incorporation of the Borrower and each Guarantor as to the existence and good standing of such Persons and certificates of the appropriate governmental officials of each state where any such Persons own property, conduct business or employ any Persons as to the qualification and good standing of such Persons, respectively, in such jurisdictions, each dated within 20 days prior to the date hereof;

          (f)  Partnership Agreements.  A copy of the Agreement of Limited
               ----------------------
     Partnership of each of the Partnerships, certified by the Secretary or an Assistant Secretary of the general partner of such Partnership;

          (g)  Certificate of Limited Partnership.  Certificate of Limited
               -----------------------------------
     Partnership, certified by the Secretary of State of the State of Texas, for each of the Partnerships, dated within 20 days prior to the date hereof;

          (h)  Partnership Governmental Certificates.  Certificates of the
               -------------------------------------
     Secretary of State of the State of Texas as to the existence of each of the Partnerships, and certificates of the appropriate governmental officials of each state where the Partnerships conduct business or employ any Persons as to the qualification of the Partnerships to do business in such jurisdictions, each dated within 20 days prior to the date hereof;

          (i)  Notes.  The Notes of the Agent and each Bank, executed by the
               -----
     Borrower;

          (j)  Borrower Security Agreement.  The Borrower Security Agreement
               ---------------------------
     executed by the Borrower;

          (k)  Guarantor Security Agreements.  The Guarantor Security Agreements
               -----------------------------
     executed by the respective Guarantors;

          (l)  Pledge Agreements.  The Pledge Agreements, each executed by the
               -----------------
     Borrower, Fulfillment, Holdings, Audiomex, NAC, CAS, CellStar International and CellStar Telecom;

          (m)  Financing Statements.  Uniform Commercial Code financing
               --------------------
     statements executed by the Borrower and the Guarantors and covering such Collateral as the Agent may request;

          (n)  Intellectual Property Documentation.  Documentation satisfactory
               -----------------------------------
     to the Agent, executed by the appropriate parties, (i) for recording in the U.S. Patent and Trademark Office to properly reflect Agent's security interest in all U.S. patents, trademarks and applications therefor of the Borrower and the Guarantors, and (ii) for recording with the United States Library of Congress to properly reflect Agent's security interest in all U.S. copyrights and applications therefor of the Borrower and the Guarantors;

          (o)  Guaranties.  The Guaranties, executed by the Guarantors;
               ----------

          (p)  Contribution and Indemnification Agreement.  A Contribution and
               ------------------------------------------
     Indemnification Agreement, executed by the Borrower and the Guarantors;

          (q)  Consent, Ratification and Confirmation. The Consent, Ratification
               --------------------------------------
     and Confirmation, executed by the Borrower and the Guarantors.

          (r)  Intercompany Loan Documentation. Documentation (including without
               -------------------------------
     limitation promissory notes, security agreements and financing statements) satisfactory to Agent evidencing advances made or to be made by the Borrower or any Guarantor to any Guarantor and obligations of such Guarantor to repay such advances, such obligations to be secured by a second priority security interest on the Collateral, and all of such obligations, security interests and documentation to be subject to a security interest in favor of the Agent pursuant to the Loan Documents;

          (s)  Landlord and Mortgagee Waivers.  Landlord and mortgagee waivers
               ------------------------------
     required by Section 4.7 of the Borrower Security Agreement and the
                 -----------
     Guarantor Security Agreements to be delivered on or before the date hereof;

          (t)  L/C Documents.  With respect to issuance of any Letter of Credit,
               -------------
     Agent shall have received all applicable L/C Documents, if any, as required by Section 3.1;
        -----------

          (u)  Insurance Policies.  Certificate of insurance with respect to all
               ------------------
     insurance policies required by Section 9.5, and reflecting loss payable
                                    -----------
     endorsements in favor of the Agent with respect to all insurance policies covering Collateral;

          (v)  UCC Search.  The results of a Uniform Commercial Code search
               ----------
     showing all financing statements and other documents or instruments on file against the Borrower and the Guarantors in the office of the Secretary of State of the State of Texas and such other jurisdictions as the Agent may request, each such search to be as of a date no more than 10 days prior to the date hereof;

          (w)  Opinion of Counsel.  Favorable opinion of legal counsel to the
               ------------------
     Borrower, Guarantors and the Subsidiaries, in form and substance satisfactory to the Agent, as to such matters as the Agent may reasonably request;

             (x)   Fees.  Evidence that all fees provided for in the Engagement
                   ----
     Letter and the Fee Letter shall have been paid in full by the Borrower;

             (y)   Financial Statements. A copy of Form 10Q of the Borrower and
                   --------------------
     the Subsidiaries on a consolidated basis for the fiscal quarter ended May 31, 1999 and for the portion of the fiscal year then ended;

             (z)   Compliance Certificate. An initial Compliance Certificate
                   ----------------------
     dated as of the date hereof for the fiscal quarter ended May 31, 1999, executed by the president, chief executive officer, chief financial officer or corporate controller of the Borrower;

             (aa)  Solvency Certificate.  A certificate, in form and substance
                   --------------------
     satisfactory to the Agent, executed by the chief financial officer of the Borrower as to the solvency of each of the Companies;

             (aa)  Legal Structure. Evidence of legal structure of the Borrower
                   ---------------
     and its Subsidiaries, in form and substance satisfactory to Banks.

     Section 7.2.  All Extensions of Credit.  The obligation of the Banks to
                   ------------------------
make any Advance or issue any Letter of Credit (including the initial Advance and the initial Letter of Credit) is subject to the following additional conditions precedent:

             (a)   Request for Advance or Letter of Credit. The Agent shall have
                   ---------------------------------------
     received in accordance with Section 2.6 or 3.2, as the case may be, an
                                 -----------    ---
     Advance Request Form or Letter of Credit Request Form dated the date of such Advance or Letter of Credit and executed by an authorized officer of the Borrower;

             (b)   L/C Documents. With respect to any Letter of Credit, Agent
                   -------------
     shall have received all applicable L/C Documents as required by Section
                                                                     -------
     3.1;
     ---

             (c)   No Default. No Default shall have occurred and be continuing,
                   ----------
     or would result from such Advance or Letter of Credit;

             (d)   Representations and Warranties. All of the representations
                   ------------------------------
     and warranties contained in Article VIII hereof and in the other Loan
                                 ------------
     Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date;

             (e)   No Material Adverse Change. No material adverse change in the
                   --------------------------
     Borrower or its Subsidiaries shall have occurred since the date of the most recent financial statements delivered by Borrower to Agent or could be reasonably expected to occur, and no material adverse change shall have occurred in the business condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries on a consolidated basis; and

             (f)   Additional Documentation. The Agent shall have received such
                   ------------------------
     additional approvals, opinions, or documents as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------

     To induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks that:

     Section 8.1.  Existence and Authority.  The Borrower and each
                   -----------------------
Significant Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, or is a limited partnership duly organized and validly existing under the laws of the State of Texas; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect. The Borrower and each Guarantor each has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     Section 8.2.  Financial Statements.  The Borrower has delivered to the
                   --------------------
Agent audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended November 30, 1998 and unaudited consolidated financial statements of the Borrower and its Subsidiaries for the six-month period ended May 31, 1999. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and the Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Borrower nor any of the Subsidiaries has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are material with respect to the Borrower or the Subsidiaries taken as a whole, except as referred to or reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any of the Subsidiaries since the effective date of the most recent consolidated financial statements referred to in this Section.

     Section 8.3.  Corporate Action; No Breach.  The execution, delivery, and
                   ---------------------------
performance by the Borrower of this Agreement and by the Borrower and each Guarantor of the other Loan Documents to which they are party and compliance with the terms and provisions hereof and thereof, have been duly authorized by all requisite corporate and partnership action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or

(iii) any agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VI) upon any
                                                          ----------
of the revenues or assets of any such Person.

     Section 8.4.  Operation of Business.  The Borrower and each of the
                   ---------------------
Significant Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, except where failure to do so would not have a Material Adverse Effect. None of the Borrower or the Significant Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing, except where such violation would not have a Material Adverse Effect.

     Section 8.5.  Litigation and Judgments. Except as disclosed on Schedule 8.5
                   ------------------------                         ------------
hereto, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower, any Subsidiary, or any Foreign Affiliate that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against the Borrower or any Subsidiary which individually or in the aggregate have or could have a Material Adverse Effect. As of the date hereof, there are no outstanding judgments against the Borrower or any Subsidiary.

     Section 8.6.  Rights in Properties; Liens.  The Borrower and each
                   ---------------------------
Significant Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 8.2, and none of the properties,
                                  -----------
assets, or leasehold interests of the Borrower or any Significant Subsidiary is subject to any Lien, except as permitted by Section 10.2.
                                            ------------

     Section 8.7.  Enforceability. This Agreement constitutes, and the other
                   --------------
Loan Documents when delivered, shall constitute legal, valid, and binding obligations of the Borrower and each Guarantor, respectively, which are party thereto, enforceable against such Persons, respectively, in accordance with their respective terms, except as limited by (i) bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights, and (ii) general principles of equity, whether applied in a proceeding in equity or at law.

     Section 8.8.  Approvals. No authorization, approval, or consent of, and no
                   ---------
filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Guarantor of this Agreement and the other Loan Documents to which the Borrower or the Guarantors, respectively, is or may become a party or the validity or enforceability thereof.

     Section 8.9.  Debt. The Borrower and the Subsidiaries have no Debt, except
                   ----
as disclosed on Schedule 8.9 hereto or otherwise permitted by Section 10.1
                ------------                                  ------------
hereof.

     Section 8.10.  Taxes. The Borrower and each Subsidiary have filed all tax
                    -----
returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, except for any state or local tax returns the nonfiling of which will not have a Material Adverse Effect. The Borrower and each Subsidiary have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, except for any state or local taxes, assessments, governmental charges and levies which are not known by the Borrower or any Subsidiary to be due and payable if the nonpayment thereof will not have a Material Adverse Effect. The Borrower does not know of any pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

     Section 8.11.  Use of Proceeds; Margin Securities. None of the Borrower or
                    ----------------------------------
the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 8.12.  ERISA. The Borrower and each Subsidiary are in compliance in
                    -----
all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any Guarantor nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower, each Guarantor and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     Section 8.13.  Disclosure. No statement, information, report,
                    ----------
representation, or warranty made by the Borrower or any Guarantor in this Agreement or in any other Loan Document or furnished to the Agent in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not materially misleading. There is no fact known to the Borrower or any Guarantor which has a Material Adverse Effect, or which is likely to in the future have a Material Adverse Effect, that has not been disclosed in writing to the Agent.

     Section 8.14.  Subsidiaries; Foreign Affiliates. The Borrower has no
                    --------------------------------
Subsidiaries other than those listed on Schedule 8.14 hereto, and Schedule 8.14
                                        -------------             -------------
(a) sets forth the jurisdiction of incorporation or organization of each Subsidiary, (b) sets forth the percentage of the Borrower's or any Subsidiary's ownership of the outstanding voting stock or other ownership or equity interests of each Subsidiary, and (c) designates the Foreign Subsidiaries. All of the outstanding capital stock of each Subsidiary, other than the Foreign Subsidiaries, has been validly issued, is fully paid, and is nonassessable. All of the Foreign Affiliates are specified on Schedule 8.14,
                                                                 -------------
and Schedule 8.14 (a) sets forth the jurisdiction of incorporation or
    -------------
organization of each Foreign Affiliate, and (b) sets forth the percentage of the Borrower's or any Subsidiary's ownership of the outstanding voting stock or other ownership or equity interests of each Foreign Affiliate. The Borrower shall, from time to time as necessary, deliver to Agent an updated Schedule 8.14
                                                                   -------------
to this Agreement, together with a certificate of an authorized officer of the Borrower certifying that the information set forth in such schedule is true, correct, and complete as of such date.

     Section 8.15.  Agreements. None of the Borrower or the Subsidiaries is a
                    ----------
party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a Material Adverse Effect. None of the Borrower or the Subsidiaries is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section 8.16.  Compliance with Laws. None of the Borrower, the Subsidiaries
                    --------------------
or, to the best of the Borrower's knowledge, the Foreign Affiliates is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator, except to the extent that the failure to comply therewith will not have a Material Adverse Effect.

     Section 8.17.  Investment Company Act. None of the Borrower or the
                    ----------------------
Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 8.18.  Public Utility Holding Company Act. None of the Borrower or
                    ----------------------------------
the Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 8.19.  Environmental Matters. Except as disclosed on Schedule 8.19
                    ---------------------                         -------------
hereto, (a) to the best of the Borrower's knowledge, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any Subsidiary that could reasonably be expected to give rise to any Environmental Liabilities of the Borrower or any Subsidiary, and (b) no Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or any Subsidiary.

     Section 8.20.  Patents, Trademarks and Copyrights. Schedule 8.20 hereto
                    ----------------------------------  -------------
sets forth a true, accurate and complete listing, as of the date hereof, of all patents, trademarks and copyrights, and applications therefor, of the Borrower and Guarantors. Except as created or permitted under the Loan Documents, no Lien exists with respect to the interest of the Borrower or any Guarantor in any such patents, trademarks, copyrights or applications, and neither the Borrower nor any Guarantor has transferred or subordinated any interest it may have in such patents, trademarks, copyrights and applications. The Borrower shall, from time to time as necessary, deliver to Agent an updated Schedule 8.20 to this
                                                  -------------
Agreement, together with a certificate of an authorized officer of the Borrower certifying that the information set forth on such schedule is true, correct and complete as of such date, which schedule may be used to prepare additional assignments, if necessary.

     Section 8.21.  Relationship to the Banks. No Person having "control" (as
                    -------------------------
such term is defined in the Financial Institutions Regulatory and Interest Rate Control Act of 1978 ("FIRA"), or in regulations promulgated pursuant thereto) of
                      ----
the Borrower or any of the Subsidiaries is an "executive officer," "director" or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities" (as such terms are defined in FIRA or in any regulations promulgated pursuant thereto) of the Agent or any of the Banks.

     Section 8.22.  Government Regulation. Neither the Borrower, any Subsidiary
                    ---------------------
nor any Foreign Affiliate is subject to regulation under the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended) or any other Law (other than Regulation X) which regulates the incurring by Borrower or any Subsidiary of Advances.

     Section 8.23.  Foreign Employee Benefit Matters. To the best of Borrower's
                    --------------------------------
and its Subsidiaries' knowledge after diligent inquiry of all relevant Persons:
(a) each Foreign Employee Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a Material Adverse Effect; (b) the aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall; (c) with respect to any Foreign Employee Benefit Plan (other than a Foreign Pension Plan) maintained or contributed to by Borrower or any Subsidiary, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained; and (d) there are no actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of Borrower and its Subsidiaries, threatened against Borrower or any Subsidiary of it or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan that would, if adversely determined, have a Material Adverse Effect.

     Section 8.24.  Year 2000 Compliance. Any reprogramming required to permit
                    --------------------
the proper functioning, in and following the year 2000, of each of the Borrower's and the Subsidiaries' computer systems and equipment containing embedded microchips the failure of which systems or equipment would have a Material Adverse Effect (including systems and equipment supplied by others or with which each of the Borrower's and the Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Borrowers and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to each of the Borrowers and the Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default, an Event of Default, or have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of each of the Borrowers and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit each of the Borrowers and the Subsidiaries to conduct their respective business without having a Material Adverse Effect.


                                  ARTICLE IX

                             Affirmative Covenants
                             ---------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Agent or any Bank has any Commitment hereunder, the Borrower will perform and observe the following affirmative covenants, unless the Required Banks (or Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 9.1.  Reporting Requirements.  The Borrower will furnish to the
                   ----------------------
Agent and each Bank:

             (a)   Annual Consolidated and Consolidating Financial Statements.
                   ----------------------------------------------------------
     As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower (or such later period as may be permitted by law for reporting companies under the Securities Exchange Act of 1934, as amended), beginning with the fiscal year ending November 30, 1999, (i) a copy of the Borrower's annual report on Form 10-K as filed with the Securities and Exchange Commission and a copy of the annual audited financial report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of operations, stockholders' equity, and cash flows as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by, and accompanied by the unqualified opinion of, independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP and presents fairly the consolidated financial condition and results of operations of the Borrower and the Subsidiaries at the date and for the periods indicated therein, and
     (ii) consolidating financial statements of the Borrower and the Subsidiaries, containing a balance sheet and statement of operations, all in reasonable detail;

             (b)   Quarterly Consolidated and Consolidating Financial
                   --------------------------------------------------
     Statements. As soon as available, and in any event within 45 days after the
     ----------
     end of each of the first three quarters of each fiscal year of the Borrower (or such later period as may be permitted by law for reporting companies under the Securities Exchange Act of 1934, as amended), (i) a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended on Form 10-Q as filed with the Securities and Exchange Commission, containing, on a consolidated basis, balance sheets and statements of operations and cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer or corporate controller of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein, and (ii) consolidating financial statements of the Borrower and the Subsidiaries, containing a balance sheet and statement of operations, all in reasonable detail;

          (c) Annual Budget.  As soon as available, and in any event within 60
              -------------
     days after the end of each fiscal year of the Borrower, a copy of the annual budget for the Borrower's next succeeding fiscal year including, without limitation, (i) a forecasted balance sheet, statement of income and statement of cash flows for such fiscal year, (ii) forecasted balance sheets, statements of income and statements of cash flows for each fiscal quarter of such fiscal year, and (iii) as soon as practicable, all material amendments, updates and revisions, if any, to the information provided pursuant to this subsection (e);
                      --------------

          (d) Compliance Certificate.  Concurrently with the delivery of each of
              ----------------------
     the financial statements referred to in subsections 9.1(a) and (b), a
                                             ------------------     ---
     Compliance Certificate showing calculation of the financial covenants;

          (e) Notice of Litigation.  Promptly after the commencement thereof,
              --------------------
     notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower, any Subsidiary or any Foreign Affiliate which, if determined adversely to the Borrower, such Subsidiary, or such Foreign Affiliate could have a Material Adverse Effect;

          (f) Notice of Default.  As soon as possible and in any event within
              -----------------
     five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower and such other Person have taken and propose to take with respect thereto;

          (g) Notice of Material Adverse Change.  As soon as possible and in any
              ---------------------------------
     event within five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of the occurrence of any matter that could have a Material Adverse Effect, written notice of such matter;

          (h) Notice of Change in Representation or Warranty.  As soon as
              ----------------------------------------------
     possible and in any event within five days after the Borrower, any Subsidiary or any Foreign Affiliate obtains knowledge or becomes aware of any change in any material fact or circumstance represented or warranted in any of the Loan Documents, written notice of such change;

          (i) Borrowing Base Report.  As soon as available, and in any event
              ---------------------
     within 25 days after the end of each calendar month, a Borrowing Base Report, in substantially the form of Exhibit E hereto, certified by the
                                          ---------
     president, chief executive officer, chief financial officer or corporate controller of the Borrower, together with (i) an accounts receivable aging report in form and detail satisfactory to Agent showing all accounts receivable of the Companies divided into domestic and international categories and aged in thirty-day intervals, (ii) an inventory report in form and detail satisfactory to Agent, (iii) information in form and detail satisfactory to the Agent showing the percentage of Eligible Inventory comprised of cellular telephones, and (iv) an accounts receivable report in form and detail satisfactory to Agent, showing with respect to each Foreign Subsidiary and each Foreign Affiliate all accounts receivable of the Companies owed by such Foreign Subsidiary or Foreign Affiliate, and (v) such additional information regarding inventory turns on domestic inventory as the Agent or any Bank may at any time require; and

             (j)   General Information. Promptly, such other information
                   -------------------
     concerning the Borrower, any Subsidiary or any Foreign Affiliate as the Agent or any Bank may from time to time reasonably request.

All financial statements, certificates and reports required to be delivered under this Section shall be due on the Business Day immediately following the specified due date if the specified due date is not a Business Day.

     Section 9.2.  Maintenance of Existence; Conduct of Business.  Except as
                   ---------------------------------------------
permitted by Section 10.3, the Borrower will preserve and maintain, and will
             ------------
cause each Subsidiary to preserve and maintain, its corporate or partnership existence and all of its leases, privileges, licenses, permits, franchises, qualifications, agreements and rights that are necessary or desirable in the ordinary conduct of its business. The Borrower will conduct, and will cause each Subsidiary and each Foreign Affiliate to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     Section 9.3.  Maintenance of Properties.  The Borrower will maintain,
                   -------------------------
keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, in good working order and condition, all of its properties (tangible and intangible) which are useful in any material respect in the proper conduct of its business or are necessary in the proper conduct of its business.

     Section 9.4.  Taxes and Claims.  The Borrower will pay or discharge, and
                   ----------------
will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that none of the Borrower or the Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge or any claim for labor, material, or supplies which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section 9.5.  Insurance.  The Borrower will maintain, and will cause
                   ---------
each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general geographic areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and products liability insurance reasonably satisfactory to the Agent. Each insurance policy covering Collateral shall name the Agent as loss payee and shall provide that such policy will not be cancelled or reduced without 30 days prior written notice to the Agent.

     Section 9.6.   Inspection Rights.  At any reasonable time during normal
                    -----------------
business hours and from time to time, the Borrower will permit, and will cause each Subsidiary and each Foreign Affiliate to permit, representatives of the Agent and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. Without in any way limiting the foregoing, Agent may conduct (or cause a third party to conduct) semiannual audits of the Collateral (the "Semiannual Collateral Audits") at the expense of
                               ----------------------------
the Borrower, and any of the Banks may accompany the Agent and participate in such audits to the extent desired by such Bank. Such audits may be performed by Agent's in-house audit and asset management review staff. The Borrower agrees to pay to Agent on demand all fees, charges and out-of-pocket expenses of Agent in connection with each such audit.

     Section 9.7.   Keeping Books and Records.  The Borrower will maintain,
                    -------------------------
will cause each Subsidiary to maintain, and will use its best efforts to cause each Foreign Affiliate to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; provided, however, that the Foreign Subsidiaries and the Foreign Affiliates shall be permitted to maintain day-to-day books of record and account in accordance with local statutory accounting practices rather than GAAP.

     Section 9.8.   Compliance with Laws and Agreements.  The Borrower will
                    -----------------------------------
comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator and all material agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 9.9.   Further Assurances.  The Borrower will, and will cause
                    ------------------
each Subsidiary and each Foreign Affiliate to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Agent in the Collateral.

     Section 9.10.  ERISA.  The Borrower will comply, and will cause each
                    -----
Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability for failure to comply with the requirements of ERISA.

     Section 9.11.  Foreign Employee Benefit Compliance.  Borrower will, and
                    -----------------------------------
will cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a Material Adverse Effect.

                                   ARTICLE X

                              Negative Covenants
                              ------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Agent or any Bank has any Commitment hereunder, the Borrower will perform and observe the following negative covenants, unless the Required Banks (or the Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 10.1.  Debt.  The Borrower will not incur, create, assume, or
                    ----
permit to exist, or permit any Subsidiary or Foreign Affiliate to incur, create, assume, or permit to exist, any Debt, except:

             (a)    Debt to the Agent and the Banks hereunder;

             (b) Debt of the Subsidiaries and Foreign Affiliates pursuant to loans and advances permitted by Section 10.5(i);
                                     ---------------

             (c) Debt of Foreign Subsidiaries which is secured by a Letter of Credit;

             (d) Debt of the Foreign Subsidiaries and Debt of the Foreign Affiliates, all incurred when no Default exists or would result therefrom, provided that the aggregate amount of all such Debt (including such Debt existing on the date hereof and described on Schedule 8.9 hereto, but
                                                  ------------
     excluding such Debt permitted under subsections (b) and (c) above)
                                         ---------------     ---
     outstanding at any time shall not exceed $40,000,000 in the aggregate, it being understood that trade payables of the Borrower and the Subsidiaries for the purchase of goods or materials in the ordinary course of business are not prohibited or limited by this Section 10.1;
                                           ------------

             (e) Guarantees by the Borrower or any Subsidiary of any Debt of any of the Foreign Subsidiaries or the Foreign Affiliates, all incurred when no Default exists or would result therefrom, provided that the aggregate amount of all such Guarantees (including such Guarantees existing on the date hereof and described on Schedule 8.9 hereto) outstanding at any
                                         ------------
     time shall not exceed $30,000,000 in the aggregate, it being understood that Guarantees of trade payables of the Borrower and the Subsidiaries for the purchase of goods or materials in the ordinary course of business are not prohibited or limited by this Section 10.1;
                                       ------------

             (f) Debt consisting of accounts payable of the Companies to each other for sales of inventory in the ordinary course of business;

             (g) Debt of the Guarantors to the Borrower or any Guarantor under the promissory notes referred to in Section 7.1(q);
                                               --------------

             (h)    Debt under the Subordinated Note Documents; and

             (i)    Any other Debt existing on the date hereof and described on

     Schedule 8.9 hereto.
     ------------

     Section 10.2.  Limitation on Liens.  The Borrower will not incur, create,
                    -------------------
assume, or permit to exist, or permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

             (a)    Liens disclosed on Schedule 10.2 hereto;
                                       -------------

             (b)    Liens in favor of the Agent pursuant to the Loan Documents;

             (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

             (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

             (e) Liens of landlords (for any location where a landlord's waiver is not required under the Loan Documents), mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that (i) are not yet due and are incurred in the ordinary course of business or (ii) are being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established;

             (f) Liens resulting from good faith deposits to secure payments of workmen's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt), or leases made in the ordinary course of business;

             (g) Second priority Liens on the Collateral in favor of the Borrower or any Guarantor, securing the promissory notes referred to in
     Section 7.1(q);
     --------------

             (h) Liens on the assets of any of the Foreign Subsidiaries or Foreign Affiliates to secure Debt permitted by Section 10.1(d) in an
                                                    ---------------
     aggregate amount outstanding at any time not to exceed $40,000,000; and

             (i) Liens in funds in the possession of credit card companies pertaining to credit card sales of goods to end users pursuant to merchant credit card services agreements.

     Section 10.3.  Mergers, Etc.  The Borrower will not, or will not permit
                    ------------
any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate; provided, however, that:

             (1) the Borrower or any Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or any part of the assets of any Person or any shares or other beneficial ownership of any Person, so long as (a) no Default is existing or would result therefrom,
     (b) the Borrower has given the Agent at least 20 days prior notice of such merger, consolidation or acquisition, (c) the total cash and non-cash consideration paid and Debt assumed or incurred by the Borrower or any Subsidiary in connection with all such mergers, consolidations or acquisitions (i) shall not exceed $30,000,000 for any single transaction and (ii) shall not exceed $50,000,000 in the aggregate for any fiscal year, and (d) the Borrower or such Subsidiary, as the case may be, is the surviving corporation in such merger or consolidation;

             (2) any Guarantor may be dissolved, liquidated or merged into another Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Guarantor being owned by Borrower or another Guarantor; and

             (3) any Subsidiary that is not a Guarantor may be dissolved, liquidated or merged into Borrower or any Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Subsidiary that is not a Guarantor being owned by Borrower or a Subsidiary.

     Section 10.4.  Restricted Payments. The Borrower will not make, or permit
                    -------------------
any Subsidiary to make, any Restricted Payment; provided, however, that (a) the Subsidiaries shall be permitted to declare and pay dividends to the Borrower or any Subsidiary that guarantees payment of the Obligations, and (b) the Borrower or any Subsidiary shall be permitted to declare and make dividend payments or other distributions payable solely in its own common stock.

     Section 10.5.  Loans and Investments.  The Borrower will not make, or
                    ---------------------
permit any Subsidiary or Foreign Affiliate to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary or Foreign Affiliate to purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except:

             (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

             (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000, provided, however, that time deposits in an aggregate amount not in excess of $100,000 may be maintained in any bank whose deposits are insured by the Federal Deposit Insurance Corporation;

          (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard & Poor's Rating Service, a division of McGraw/Hill, Inc. or Moody's Investors Service, Inc.;

          (d) debt securities which shall have one of the two highest ratings from Standard & Poor's Rating Service, a division of McGraw/Hill, Inc. or Moody's Investors Service, Inc. and which mature within one year from the date of acquisition;

          (e) investments in eurodollars placed through any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000;

          (f) repurchase agreements with any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000 for U.S. Government obligations maturing in less than 10 days;

          (g) investments in daily money market mutual funds having assets greater than $2,000,000,000 and limited in holdings to assets of the types described in subsections (a), (b) and (c) of this Section;
                  ---------------  ---     ---

          (h) investments in the Texas Commerce Loan Participation Program or similar programs through any financial institution having combined capital, surplus, and undivided profits of not less than $100,000,000;

          (i) (A) stock or other equity or ownership interests in any Subsidiary or Foreign Affiliate existing on the date hereof or acquired in accordance with the provisions of Section 10.3; (B) capital contributions,
                                       ------------
     loans and advances by the Borrower or any Guarantor to any Guarantor; (C) capital contributions, loans and advances by any Foreign Subsidiary to CellStar Ireland (or such other global agency treasury center as the Borrower may establish from time to time); (D) capital contributions by Fulfillment to CellStar Fulfillment, Ltd.; (E) capital contributions by NAC to Fulfillment, provided that any and all such capital contributions by NAC to Fulfillment shall be used by Fulfillment for capital contributions to CellStar Fulfillment, Ltd.; (F) capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any Foreign Affiliate (other than as described in subsections (B) through (E) above) in an aggregate amount
                     ---------------         ---
     not to exceed $20,000,000 during any fiscal year; (G) loans and advances by the Borrower or any Subsidiary to any Foreign Affiliate in an aggregate amount outstanding at any time not to exceed $10,000,000; and (H) loans and advances by the Borrower or any Subsidiary to any other Subsidiary (other than as described in subsections (B) and (C) above) in an aggregate amount
                          ---------------     ---
     outstanding at any time not to exceed the greater of $80,000,000 or 20% of the stockholders' equity in the Borrower, provided that amounts loaned or advanced by the Borrower or any Subsidiary to any Subsidiary that are in turn loaned or advanced by that Subsidiary to another Subsidiary shall be counted only once for purposes of calculations under this subsection (H);
                                                               --------------

          (j)  payroll advances made in the ordinary course of business;

             (k) accounts receivable for sales of inventory in the ordinary course of business, including sales of inventory to Foreign Subsidiaries and Foreign Affiliates in the ordinary course of the Companies' business, whether shipped to the Foreign Subsidiaries or Foreign Affiliates from a Company or directly from the manufacturer, and payment of ordinary and customary duties related thereto;

             (l) loans and advances made by the Borrower, any Subsidiary or any Foreign Affiliate to their respective officers and employees in the ordinary course of business not to exceed $1,500,000 in the aggregate outstanding at any time;

             (m) demand deposits at banks whose deposits are insured by the Federal Deposit Insurance Corporation, maintained by the Borrower or any Subsidiary in the ordinary course of business for the purpose of paying operating expenses;

             (n) intercompany receivables existing on the date hereof and described on Schedule 8.9 hereto; and
                  ------------

             (o) investments by Foreign Subsidiaries and Foreign Affiliates which follow a similar risk profile as the investments described in subsections (a) through (h) and subsection (m) above.
     ---------------         ---     --------------

     Section 10.6.  Transactions With Affiliates.  The Borrower will not enter
                    ----------------------------
into, or permit any Subsidiary or Foreign Affiliate to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower, such Subsidiary or such Foreign Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's, such Subsidiary's or such Foreign Affiliate's business and upon fair and reasonable terms no less favorable to the Borrower, such Subsidiary or such Foreign Affiliate than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, such Subsidiary or such Foreign Affiliate; provided, however, that (a) the Companies shall be permitted to enter into transactions, including without limitation the purchase, sale, or exchange of property or the rendering of any service, with each other, and such transactions among the Companies shall not be subject to the restrictions set forth in this Section,
(b) the Borrower and the Subsidiaries shall be permitted to make loans and advances to each other to the extent otherwise permitted by this Agreement, and such loans and advances shall not be subject to the restrictions set forth in this Section and (c) the Borrower or any Subsidiary shall be permitted to sell that one certain aircraft currently owned by A&S for an amount not less than the net book value of such aircraft on the date of such sale to Alan H. Goldfield pursuant to the terms of an existing option agreement.

     Section 10.7.  Disposition of Assets.  The Borrower will not sell, lease,
                    ---------------------
assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except (a) dispositions of inventory in the ordinary course of business, (b) dispositions of equipment and fixtures having a fair market value not to exceed $5,000,000 in the aggregate during the period from the date of this Agreement through the Termination Date, (c) factoring of accounts receivable of any of the Foreign Subsidiaries pursuant to factoring arrangements entered into in the ordinary course of their respective businesses, (d) sale of the aircraft in accordance with clause (c) of Section 10.6, and (e) disposition of the stock of Topp Telecom and/or the promissory note payable by Topp Telecom in such manner and for such consideration as the Borrower shall determine. Any disposition permitted by this Section shall be permitted notwithstanding any covenant to the contrary contained in any other Loan Document.

     Section 10.8.   Prepayment of Debt.  The Borrower will not prepay or permit
                     ------------------
any Subsidiary to prepay, any Debt, except the Obligations.

     Section 10.9.   Nature of Business.  The Borrower will not, or will not
                     ------------------
permit any Subsidiary to, engage in any business substantially different than the businesses in which they are engaged as of the date hereof.

     Section 10.10.  Environmental Protection.  The Borrower will not, or will
                     ------------------------
not permit any Subsidiary to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material in violation of any Environmental Law, (b) generate any Hazardous Material in violation of any Environmental Law, (c) conduct any activity that causes a release or threatened release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any Subsidiary would be responsible.

     Section 10.11.  Accounting.  The Borrower will not, or will not permit any
                     ----------
Subsidiary to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Agent. Notwithstanding the foregoing, the Borrower shall be permitted to change its tax year-end or its fiscal year-end, or both, to achieve coinciding tax and fiscal year ends, provided that the Borrower shall execute and deliver an amendment to this Agreement to change any covenants and reporting dates which Agent deems necessary or desirable as a result of such change.

     Section 10.12.  Restrictive Agreements.  Other than this Agreement,
                     ----------------------
Borrower will not, or will not permit any Subsidiary to, directly or indirectly agree to restrict or condition (a) the payment of any dividends or other distributions to the Borrower or any Subsidiary; (b) the payment of any Debt owed to the Borrower or any Subsidiary; (c) the making of any loans or advances to the Borrower or any Subsidiary; or (d) the transfer of any of its properties or assets to the Borrower or any Subsidiary.

                                  ARTICLE XI

                              Financial Covenants
                              -------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Agent or any Bank has any Commitment hereunder, the Borrower will observe and perform the following financial covenants, unless the Required Banks (or the Agent with the consent of the Required Banks) shall otherwise consent in writing:

     Section 11.1.  Consolidated Tangible Net Worth.  The Borrower will at all
                    -------------------------------
times maintain or cause to be maintained Consolidated Tangible Net Worth in an amount not less than the sum of (a) $150,000,000, plus (b) 50% of net income, after provision for income taxes, of the Borrower and the Subsidiaries on a consolidated basis (without any deduction for losses), for each fiscal quarter of the Borrower ended through the date of determination beginning with the fiscal quarter ending August 31, 1999, plus (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares).

     Section 11.2.  Consolidated Interest Coverage Ratio.  The Borrower will
                    ------------------------------------
maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, an Interest Coverage Ratio of not less than 3.0 to 1.0 for the most recent four fiscal quarters then ended.

     Section 11.3.  Companies Interest Coverage Ratio.    The Borrower will
                    ---------------------------------
maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of (a) the Companies Cash Flow to (b) interest expense of the Borrower and the Subsidiaries on a consolidated basis of not less than 1.25 to
1.0 for the most recent four quarters then ended. In the event it is determined (by the most recent quarterly Compliance Certificate or otherwise) that the Companies Cash Flow is not sufficient to cause compliance with this Section
                                                                    -------
11.3, then within 10 days after such determination, the Borrower will cause to
----
be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with this Section 11.3, and, to the extent they comply with such covenant, the
          ------------
Companies shall be deemed to have met the requirements of this Section 11.3 for
                                                               ------------
the relevant period of determination. Notwithstanding anything to the contrary contained herein, the Companies may not use the transferred cash described in the preceding sentence to meet the ratio requirements of this Section 11.3 in
                                                              ------------
more than two consecutive fiscal quarters. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with this
Section 11.3 without the benefit of such transferred cash.
------------

     Section 11.4.  Minimum Turnover Ratio.  The Borrower will maintain or
                    ----------------------
cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of Consolidated Cost of Goods Sold to Consolidated Average Inventory of not less than 6.0 to 1.0.

     Section 11.5.  Consolidated Funded Debt to Consolidated Cash Flow Ratio.
                    --------------------------------------------------------
The Borrower will maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower, a ratio of Consolidated Funded Debt, as of the end of such quarter, to Consolidated Cash Flow, for the most recent four fiscal quarters then ended, of not greater than 3.5 to 1.0.

     Section 11.6.  Consolidated Senior Debt to Consolidated Cash Flow Ratio.
                    --------------------------------------------------------
The Borrower will maintain, or cause to be maintained, as of each fiscal quarter of the Borrower, a ratio of Consolidated Senior Debt, as of the end of such quarter, to Consolidated Cash Flow, for the most recent four fiscal quarters then ended, of not greater than 2.5 to 1.0.

                                  ARTICLE XII

                                    Default
                                    -------

     Section 12.1.  Events of Default.  Each of the following shall be deemed
                    -----------------
an "Event of Default":

             (a) The Borrower shall fail to pay (i) any installment of interest on any of the Notes or any fees after the expiration of five days after the due date thereof, or (ii) any installment of principal on any of the Notes or any other portion of the Obligations when due.

             (b) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

             (c) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any of the covenants contained in Article IX
                                                               ----------
     (except Section 9.1) and such failure continues unremedied for a period of
             -----------
     15 days after the earlier of (i) the giving of notice to the Borrower by the Agent or any Bank of such failure, or (ii) the Borrower's actual knowledge of such failure.

             (d)    The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (except those described in subsections
                                                                     -----------
     (a) and (c) of this Section).
     ---     ---

             (e) The Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (f) An involuntary proceeding shall be commenced against the Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days.

          (g) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $1,000,000 against any of their assets or properties.

          (h) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against the Borrower, any Subsidiary, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower, the relevant Subsidiary, or the relevant Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

          (i) (i) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due, after any applicable grace periods, any principal of or interest on any Debt (other than the Obligations), or (ii) the maturity of any such Debt shall have been accelerated, or (iii) any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or
     (iv) with respect to any such Debt in excess of $5,000,000, the occurrence of any other default, event of default, or other breach the effect of which permits any holder or holders under such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require prepayment thereof, or (v) with respect to any such Debt in excess of $1,000,000, any holder or holders of such Debt or any Person acting on behalf of such holder or holders have accelerated the maturity thereof or require any such prepayment upon the occurrence of a default, event of default or breach other than a payment default.

          (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower, any Subsidiary, or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

             (k) Any of the following events shall occur or exist with respect to the Borrower, any Guarantor or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Required Banks subject the Borrower or any Guarantor to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $25,000.

             (l)    Any Change of Control shall occur.

             (m) The Borrower, any Subsidiary, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture and the same shall not have been discharged within 30 days from the date of entry thereof.

             (n)    Any Material Adverse Effect shall occur.

     Section 12.2.  Remedies Upon Default.  If any Event of Default shall
                    ---------------------
occur and be continuing, the Agent may, with the consent of the Required Banks (and if directed by the Required Banks, shall), do any one or more of the following: (a) declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower, (b) terminate the Commitments without notice to the Borrower or any Guarantor, (c) reduce any claim to judgment, (d) foreclose or otherwise enforce any Lien granted to the Agent for the benefit of itself and the Banks to secure payment and performance of the Obligations, and (e) exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise; provided, however, that upon the occurrence of an Event of Default under Section
                                                                         -------
12.1(e) or Section 12.1(f), the Commitments shall automatically terminate, and
-------    ---------------
the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section 12.3.  Cash Collateral.  If any Event of Default shall occur and
                    ---------------
be continuing, the Borrower agrees to, if requested by the Agent or the Required Banks, immediately deposit with and pledge to the Agent cash or cash equivalent investments satisfactory to the Agent in its sole and absolute discretion in an amount equal to the outstanding Letter of Credit Liabilities as security for the Obligations, and the Agent may retain, as additional Collateral for the payment of the Obligations with respect to the Letters of Credit, any amounts received upon foreclosure, or in lieu of foreclosure, through offset, as proceeds of any Collateral or otherwise.

     Section 12.4.  Performance by the Agent.  If the Borrower shall fail to
                    ------------------------
perform any covenant or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower agrees to, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

                                 ARTICLE XIII

                                   The Agent
                                   ---------

     Section 13.1.  Appointment, Powers and Immunities.  In order to
                    ----------------------------------
expedite the various transactions contemplated by this agreement, the Banks hereby irrevocably appoint and authorize CBT and Chase to act as their Agent hereunder and under each of the other Loan Documents. CBT and Chase consent to such appointment and agrees to perform the duties of the Agent as specified herein. The Banks authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Agent for the Banks, together with such rights and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized to act as the Agent on behalf of the Banks:

             (a) To receive on behalf of each of the Banks any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Notes and to distribute to each Bank its pro rata share of all payments so received as provided in this Agreement;

             (b) To receive all documents and items to be furnished under the Loan Documents;

             (c) To act as nominee for and on behalf of the Banks in and under the Loan Documents;

             (d) To arrange for the means whereby the funds of the Banks are to be made available to the Borrower;

             (e) To distribute to the Banks information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

             (f) To execute and deliver to the Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Banks;

             (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Bank all rights and remedies of Banks upon the occurrence of any Event of Default;

             (h) To accept, execute, and deliver the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and any other security documents as the secured party; and

             (i)   To take such other actions as may be requested by Required
     Banks.

     Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank;
(iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by Required Banks; (iv) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel (including counsel for the Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

     Section 13.2.  Rights of Agent as a Bank.  With respect to its
                    -------------------------
Commitment, the Advances made by it and the Note issued to it, each of Chase and CBT shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not acting as the Agent. At any time CBT or Chase is a Bank hereunder, the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks.

     Section 13.3.  Sharing of Payments, Etc.    If any Bank shall obtain any
                    ------------------------
payment of any principal of or interest on any Advance made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by the Borrower or any other Obligated Party to such Bank, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Bank shall promptly purchase from the other Banks participations in the Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks in accordance with its pro rata portion thereof. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Advances made by the other Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Advances to the Borrower in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

     SECTION 13.4.  INDEMNIFICATION.  THE BANKS HEREBY AGREE TO INDEMNIFY
                    ---------------
THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE
      -------------     ----
BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR
               -------------     ----
RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL

MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS'
FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE BANK'S RESPECTIVE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER OR ANY OTHER OBLIGATED PARTY.

     Section 13.5.  Independent Credit Decisions.  Each Bank agrees that it
                    ----------------------------
has independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Guarantors and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates. Without in any way limiting the foregoing, the Banks each acknowledge and agree that any and all collateral audits (including the Semiannual Collateral Audits) conducted by the Agent are for the Agent's benefit only. Although the results of such audits may be provided to the Banks upon request, the Banks shall not be entitled to rely on such audits, and the Agent shall have no liability to any of the Banks for the accuracy, inaccuracy, completeness or incompleteness of such audits, any information obtained as a result thereof or any conclusions drawn or decisions made as a result thereof. Each Bank shall have the right to accompany the Agent and participate in such audits as provided in Section 9.6.
                                              -----------

     Section 13.6.  Several Commitments.  The Commitments and other
                    -------------------
obligations of the Banks under this Agreement are several. The default by any Bank in making an Advance in accordance with its Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Advance, each nondefaulting Bank shall be obligated to make its Advance but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

     Section 13.7.  Successor Agent.  Subject to the appointment and
                    ---------------
acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by Required Banks. Upon any such resignation or removal, Required Banks will have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article XIII shall continue in effect for its benefit in
                   ------------
respect of any actions taken or omitted to be taken by it while it was the Agent.

                                  ARTICLE XIV

                                 Miscellaneous
                                 -------------

     Section 14.1.  Expenses.  The Borrower agrees to pay on demand: (a) all
                    --------
reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 14.2.  INDEMNIFICATION. THE BORROWER HEREBY AGREES TO INDEMNIFY THE
                    ---------------
AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT OR ALTERNATE CURRENCY ADVANCE, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 14.3.  Limitation of Liability. None of the Agent, any Bank, or any
                    -----------------------
Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 14.4.  No Fiduciary Relationship. The relationship between the
                    -------------------------
Borrower and the Agent and between the Borrower and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Borrower with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Agent or any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 14.5.  No Waiver; Cumulative Remedies. No failure on the part of
                    ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 14.6.  Successors and Assigns.
                    ----------------------

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower shall not be permitted to assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments, the Advances owing to it and its share of Letter of Credit Liabilities); provided, however, that (i) such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment) shall remain unchanged,
     (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Note for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any increase of such Bank's Commitment, (B) any reduction of the principal amount of, or interest to be paid on, the Advances of such Bank, (C) any reduction of any commitment fee or other amount payable to such Bank under any Loan Document, (D) any postponement of any date for the payment of any amount payable in respect of the Advances of such Bank, or
     (E) any material release of Collateral other than releases contemplated in the Loan Documents as in effect on the date hereof and releases upon full payment and performance of the Obligations and termination of the Commitments.

     Such participants shall have no rights under the Loan Documents, other than certain voting rights as provided above. Subject to the following, each Bank may obtain (on behalf of its participants) the benefits of Article V
                                                                     ---------
     with respect to all participations in its part of the Obligations outstanding from time to time. If a participant is entitled to the benefits of Article V or a Bank grants rights to its participants to vote or give or
        ---------
     withhold consents respecting the matters described above, then that Bank must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligations (whether held by it or participated) shall control the vote for all of that Bank's portion of the Obligations. Except in the case of the sale of a participating interest to another Bank, the relevant participation agreement shall prohibit the participant from transferring, pledging, assigning, selling participations in, or otherwise encumbering its portion of the Obligations.

          (b) The Borrower and each of the Banks agree that any Bank may at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, Advances and Letter of Credit Liabilities); provided, however, that (i) the Borrower shall have given its prior written consent to such assignment, such consent not to be unreasonably withheld, provided that after the occurrence and during the continuance of a Default no consent of the Borrower shall be required for any such assignment, (ii) each such assignment shall be of a consistent, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement and the other Loan Documents,
     (iii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitment of the assigning Bank being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, and the amount of the Commitment of the assigning Bank remaining after each such assignment shall in no event be less than $5,000,000, and (iv) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 10 Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and
     (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

          (c) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 8.2
                                                                     -----------
     and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee;
     (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

          (d) The Administrative Agent may maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be
                             --------
     conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit I hereto and all requirements set forth in this Section
             ---------
     have been satisfied, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, if any, and (iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Note a new Note payable to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment, a new Note payable to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate face amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of Exhibit A-1
                                                                     -----------
     hereto.

          (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, subject to the confidentiality agreements between the Borrower and the Banks, any information relating to the Borrower, the Subsidiaries or the Foreign Affiliates furnished to such Bank by or on behalf of the Borrower, the Subsidiaries or the Foreign Affiliates.

          (g) Any Bank may at any time, without the consent of the Borrower or the Agent, collaterally assign all or any of its rights under the Loan Documents to a Federal Reserve Bank; provided, however, that no such assignment shall release the assigning Bank from its obligations thereunder.

     Section 14.7.  Survival. All representations and warranties made in this
                    --------
Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Sections 14.1 and 14.2
                                                          -------------     ----
shall survive repayment of the Notes and termination of the Commitments and the Letters of Credit.

     Section 14.8.  ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER
                    ----------------
LOAN DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Agreement is given in amendment, restatement and modification, but not in extinguishment, of the Existing Agreement.

     Section 14.9.  Amendments, Etc. No amendment or waiver of any provision of
                    ---------------
this Agreement, the Notes, or any other Loan Document to which the Borrower is a party (other than the Engagement Letter), nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to in writing by Required Banks (or Agent with the consent of Required Banks) and the Borrower, and each such waiver, amendment, or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase Commitments of the Banks or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder (except any fees payable to the Agent solely for its account as specified herein or in the Engagement Letter); (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder (except any fees payable to the Agent solely for its account as specified herein or in the Engagement Letter); (d) increase any of the percentages of Eligible Accounts and Eligible Inventory included in the Borrowing Base, as set forth in the definition thereof, or any change in the definition of Eligible Accounts or Eligible Inventory that results in an increase in the assets or values of assets included in the Borrowing Base; (e) waive any of the conditions specified in
Article VII; (f) change the percentage of the Total Commitment Amount or of the
-----------
aggregate unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to take any action under this Agreement; (g) change any provision contained in this Section 14.9; (h) release
                                                      ------------

any Collateral or any Guarantor, except for releases of Collateral in connection with dispositions of assets expressly permitted by this Agreement and releases of stock and Guaranties of Subsidiaries in connection with dissolutions, liquidations or mergers expressly permitted by this Agreement or (i) extend the Alternate Advance Rate Availability Period beyond July 31, 2000; provided, further, that any election to terminate the Alternate Advance Rate Availability Period earlier than July 31, 2000, as provided in the definition of "Alternate Advance Rate Availability Period," shall be effective if approved by two or more Banks. Notwithstanding anything to the contrary contained in this Section, no amendment, waiver, or consent shall be made with respect to Article XIII hereof
                                                            ------------
without the prior written consent of the Agent.

     Section 14.10. Maximum Interest Rate. No provision of this Agreement or any
                    ---------------------
other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Agent or any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness; and, if the principal has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower, the Agent and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

     Section 14.11. Notices. All notices and other communications provided for
                    -------
in this Agreement and the other Loan Documents shall be given in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices"
specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to Article II and Article III shall not
                                          ----------     -----------
be effective until received by the Agent.

     Section 14.12. GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14.11.
                                                             -------------
NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS RESPECTIVE PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section 14.13. Hedging Obligations.
                    -------------------

          (a) The term "Debt," as defined and used in this Agreement, does not include Hedging Obligations of the Borrower or any Subsidiary or guaranties of Hedging Obligations of the Borrower or any Subsidiary. Accordingly, the Borrower and the Subsidiaries are permitted to incur Hedging Obligations to any Person; provided, however, that the Borrower will not, and will not permit any of its Subsidiaries to, incur any Hedging Obligations except pursuant to agreements or arrangements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          (b) The term "Obligations," as defined and used in this Agreement, includes all Hedging Obligations of the Borrower or any Subsidiary to the Agent, CBT, Chase or any other Bank. Accordingly, all such Hedging Obligations are secured by the Collateral and guaranteed by the Guarantors pursuant to the Guaranties.

          (c) The Borrower hereby irrevocably and unconditionally guarantees to each of the Agent, CBT, Chase, the other Banks and their respective affiliates and branches (each an "Obligee" and, collectively, the
                                       -------
     "Obligees"), the full and prompt payment and performance of any and all
      --------
     Hedging Obligations of each Subsidiary to each Obligee (all such Hedging Obligations being hereinafter referred to as the "Guaranteed Obligations").
                                                       ----------------------
     Such guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and the Borrower shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Obligations. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower or any Subsidiary may have against any Obligee or any other party shall be available to, or shall be asserted by, the Borrower against any Obligee or any subsequent holder of the Guaranteed Obligations or any part thereof or against payment of the Guaranteed Obligations or any part thereof.

          (d) If the Borrower becomes liable for any obligations or indebtedness owing by any Subsidiary to any Obligee by endorsement or otherwise, other than under this Section, such liability shall not be in any manner impaired or affected hereby, and the rights of each Obligee shall be cumulative of any and all other rights that any Obligee may ever have against the Borrower.

          (e) In the event of default by any Subsidiary in payment or performance of any of the Guaranteed Obligations, or any part thereof, when any part of the Guaranteed Obligations becomes due, whether by its terms, by acceleration, upon demand or otherwise, the Borrower shall promptly pay the amount due thereon to the applicable Obligee without notice or demand in Dollars and it shall not be necessary for any Obligee, in order to enforce such payment by the Borrower, first to institute suit or exhaust its remedies against any Subsidiary or others liable on such Guaranteed Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Obligations. Notwithstanding anything to the contrary contained in this Section, the Borrower hereby irrevocably subordinates to the prior and defeasible payment in full of the Guaranteed Obligations, any and all rights the Borrower may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of any of the Obligees) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Subsidiary or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Borrower under or in connection with this Section or otherwise.

          (f) The Borrower hereby agrees that its obligations under this Section shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of the Borrower: (i) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (ii) any partial release of the liability of the Borrower hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Obligations; (iii) any disability of the Borrower or any Subsidiary, or the dissolution, insolvency, or bankruptcy of the Borrower, any Subsidiary, any guarantor or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (iv) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (v) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by any Obligee to the Borrower, any Subsidiary or any other party ever liable for any or all of the Guaranteed Obligations; (vi) any neglect, delay, omission, failure, or refusal of any Obligee to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (vii) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (viii) any payment by any Subsidiary or any other party to any Obligee is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any Obligee is required to refund any payment or pay the amount thereof to someone else; (ix) the settlement or compromise of any of the Guaranteed Obligations; (x) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations; (xi) any impairment of any collateral securing any or all of the Guaranteed Obligations; (xii) the failure of any Obligee to sell any collateral securing any or all of the Guaranteed Obligations in a commercially reasonable manner or as otherwise required by law; (xiii) any change in the corporate existence, structure, or ownership of the Borrower or any Subsidiary; or (xiv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower or any Subsidiary.

          (g) The Borrower hereby waives promptness, diligence, notice of any default under the Guaranteed Obligations, demand of payment, notice of acceptance of this guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by any Subsidiary of additional obligations or indebtedness, and all other notices and demands with respect to the Guaranteed Obligations and this guaranty.

     Section 14.14. Counterparts. This Agreement may be executed in one or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 14.15. Severability. Any provision of this Agreement held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 14.16. Headings. The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 14.17. Non-Application of Chapter 346 of Texas Finance Code. The
                    ----------------------------------------------------
provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Civil Statutes) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section 14.18. Construction. The Borrower, the Agent and each Bank
                    ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

     Section 14.19. Independence of Covenants. All covenants hereunder shall be
                    -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 14.20. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, THE BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION



                                   By:  /s/ Richard M. Gozia
                                        --------------------
                                        Richard M. Gozia
                                        President and Chief Operating Officer

                                   Address for Notices:

                                   Address:       1730 Briercroft
                                                  Carrollton, Texas 75006
                                   Fax No.:       (972) 466-0288
                                   Telephone No.: (972) 466-5000
                                   Attention:     General Counsel

                                   AGENTS AND BANKS:
                                   ----------------

                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION (formerly known as
                                   Texas Commerce Bank National
                                   Association), as Administrative Agent and as a Bank



Commitment                         By:  /s/ Allen K. King
----------                              ------------------------------
                                        Allen K. King
                                        Vice President

$25,000,000 (including a
$5,000,000 Swing Line Commitment)
                                   Address for Notices:

                                   Address:       2200 Ross Avenue, 3rd Floor
                                                  Dallas, Texas 75201
                                   Fax No.:       (214) 965-2997
                                   Telephone No.: (214) 965-2705
                                   Attention:     Allen K. King

                                   With Copies of Advance Requests To:

                                   The Chase Manhattan Bank
                                   Agency Services
                                   One Chase Manhattan Plaza
                                   8th Floor
                                   New York, New York 10081
                                   Fax No.:       (212) 552-7490
                                   Telephone No.: (212) 552-7943
                                   Attention:     Muniram Appanna

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Syndication Agent and a Bank



Commitment                         By:  /s/ R. Rogers
----------                              ---------------------------------
$25,000,000                             Name:  R. Rogers
                                               --------------------------
                                        Title: Managing Director
                                               --------------------------

                                   Address for Notices:

                                   Address:       1717 Main Street, 3rd Floor
                                                  Dallas, Texas 75201
                                   Fax No.:       (214) 290-2765
                                   Telephone No.: (214) 290-2540
                                   Attention:     Rick Rogers

                                   NATIONAL CITY BANK,
                                   as Documentation Agent and a Bank



Commitment                         By:  /s/ Tom Gurbach
----------                              ---------------------------------
$25,000,000                             Name: Tom Gurbach
                                              ---------------------------
                                        Title: Vice President
                                               --------------------------

                                   Address for Notices:

                                   Address:       101 South 5th Street,
                                                  31-T 08 J
                                                  Louisville, Kentucky  40202
                                   Fax No.:       (502) 581-5122
                                   Telephone No.: (502) 581-6352 or
                                                  (502) 581-4465
                                   Attention:     Donald R. Pullen/Tom Gurbach

                                   THE CHASE MANHATTAN BANK,
                                   as Alternate Currency Agent and as a Bank



Commitment                         By:  /s/ John F. Gehebe
----------                              ---------------------------------
                                        Name: John F. Gehebe
Alternate Currency portion of                 ---------------------------
CBT Commitment                          Title: Vice President
                                               --------------------------


                                   Address for Notices to Chase as a Bank:

                                   Address:       _______________________
                                                  _______________________
                                   Fax No.:       _______________________
                                   Telephone No.: _______________________
                                   Attention:     _______________________

                                   Address for Notices to Chase as
                                   Alternate Currency Agent:

                                   Address:       c/o Chase Manhattan
                                                  International Limited
                                                  9 Thomas Moore Street
                                                  London, E1 9YT, United Kingdom
                                   Fax No.:       44-171-777-2360/2085
                                   Telephone No.: 44-171-777-2347/2353
                                   Attention:     Steve Hurford/Steve Clarke

                                   CREDIT LYONNAIS NEW YORK BRANCH



Commitment                         By:  /s/ Robert Ivosevich
----------                              ---------------------------------
                                        Name: Robert Ivosevich
$20,000,000                                   ---------------------------
                                        Title: Senior Vice President
                                               --------------------------

                                   Address for Notices:

                                   Address:       2200 Ross Avenue, Suite 4400W
                                                  Dallas, Texas  75201
                                   Fax No.:       (214) 220-2323
                                   Telephone No.: (214) 220-2300
                                   Attention:     Robert Smith

                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION



Commitment                         By:  /s/ CRAIG T. SCHEEF
----------                              ---------------------------------
                                        Name: Craig T. Scheef
$20,000,000                                   ---------------------------
                                        Title:  Vice President
                                              ---------------------------

                                   Address for Notices:

                                   Address:       1445 Ross Avenue
                                                  Dallas, Texas 75202
                                   Fax No.:       (214) 740-1519
                                   Telephone No.: (214) 740-1548
                                   Attention:     Craig Scheef

                                  EXHIBIT A-1
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                         Form of Revolving Credit Note
                         -----------------------------

                             REVOLVING CREDIT NOTE
                             ---------------------


$__________________                Dallas, Texas                  August 2, 1999


     FOR VALUE RECEIVED, the undersigned, CELLSTAR CORPORATION, a Delaware corporation ("Maker"), hereby promises to pay to the order of _________________
              -----
("Payee"), at the offices of Chase Bank of Texas, National Association (formerly
  -----
known as Texas Commerce Bank National Association), as administrative agent (together with any successor as provided in the Agreement, hereinbelow defined, the "Administrative Agent"), at 1111 Fannin St., 9th Floor, MS46, Houston, Texas
     --------------------
77002, on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of _________________________ ($_____________) or
so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified; provided however that Alternate Currency Advances shall be payable to The Chase Manhattan Bank, as alternate currency agent (together with any successor as provided in the Agreement, the "Alternate
                                                                      ---------
Currency Agent"), in accordance with the Credit Agreement.
--------------

     This Note is one of the Revolving Credit Notes referred to in that certain Amended and Restated Credit Agreement dated as of August 2, 1999, among Maker, Payee, Administrative Agent, Alternate Currency Agent, The First National Bank of Chicago, as syndication agent, National City Bank, as documentation agent, and each of the other banks or lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Agreement"). Capitalized terms used and not otherwise
                           ---------
defined in this Note have the respective meanings specified in the Agreement.

     The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note evidences Advances made by the Agent and the Banks to Maker under the Agreement. In addition, as provided in Section 3.4 of the Agreement, each payment made by Agent pursuant to a drawing under a Letter of Credit shall constitute and be deemed an Advance by the Banks to Maker, including an Advance by Payee to Maker under this Note, in accordance with the terms of the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed
             --------  -------
the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent

REVOLVING CREDIT NOTE - Page 1
reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect.

     Accrued and unpaid interest on this Note shall be due and payable on the dates specified in Section 2.5 of the Agreement. All principal of this Note
                   -----------
shall be due and payable on the Termination Date. All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Interest on the Eurodollar Advances and Alternate Currency Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed; provided that, in the case of Advances denominated in any Alternate Currency in respect of which the Agent has determined that a 365-day basis is standard market practice in the applicable interbank market, interest shall be calculated on the basis of a year of 365 days and the actual number of days elapsed. Interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of

REVOLVING CREDIT NOTE - Page 2
intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or record shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     This Note is given in amendment, restatement and modification (but not in extinguishment or novation) of the indebtedness evidenced by that certain Revolving Credit Note dated October 15, 1997 in the original principal amount of $_________, executed by Maker and payable to the order of Payee.

                                        CELLSTAR CORPORATION



                                        By:________________________________
                                           Name:
                                           Title:

REVOLVING CREDIT NOTE - Page 3

                                   Schedule


   DATE             ADVANCE             PRINCIPAL PAYMENT         BALANCE
 --------         -----------           -----------------        ---------

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

 ________         ___________           _________________        _________

                                  EXHIBIT A-2
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                            Form of Swing Line Note
                            -----------------------

                                SWING LINE NOTE
                                ---------------


$5,000,000.00                    Dallas, Texas                   August 2, 1999


     FOR VALUE RECEIVED, the undersigned, CELLSTAR CORPORATION, a Delaware corporation ("Maker"), hereby promises to pay to the order of CHASE BANK OF
              -----
TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association) ("Payee"), at its offices at 1111 Fannin St., 9th Floor, MS46,
               -----
Houston, Texas 77002, on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified.

     This Note is the Swing Line Note referred to in that certain Amended and Restated Credit Agreement dated as of August 2, 1999, among Maker, Payee, The First National Bank of Chicago, as syndication agent, National City Bank, as documentation agent, Chase Bank of Texas, National Association, as administrative agent, The Chase Manhattan Bank, as alternate currency agent, and each of the other banks or lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (as the same may be amended, modified, or supplemented from time to time, being referred to herein as the "Agreement"). Capitalized terms used and not
                           ---------
otherwise defined in this Note have the respective meanings specified in the Agreement.

     The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note evidences Swing Line Advances made by the Payee to Maker under the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate for Floating Rate Advances, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in such Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time such
                                      --------  -------
Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in such Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if such Applicable Rate had at all times been in effect.

     Accrued and unpaid interest on this Note shall be due and payable on the dates specified in Section 2.5 of the Agreement. All principal of this Note
                   -----------
shall be due and payable on the Termination

REVOLVING CREDIT NOTE - Page 1

Date. All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

REVOLVING CREDIT NOTE - Page 2

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or record shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     This Note is given in amendment, restatement and modification (but not in extinguishment or novation) of the indebtedness evidenced by that certain Revolving Credit Note dated October 15, 1997 in the original principal amount of $25,000,000.00, executed by Maker and payable to the order of Payee.

                                        CELLSTAR CORPORATION


                                        By:______________________________
                                           Name:_________________________
                                           Title:________________________

REVOLVING CREDIT NOTE - Page 3

                                   Schedule


   DATE               ADVANCE           PRINCIPAL PAYMENT         BALANCE
 --------           -----------         -----------------        ---------

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

 ________           ___________         _________________        _________

                                   EXHIBIT B
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                             Advance Request Form
                             --------------------

                             ADVANCE REQUEST FORM
                             --------------------

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Allen K. King

     The Chase Manhattan Bank,
     as Alternate Currency Agent/1/
     Only for Alternate Currency Advances
     c/o Chase Manhattan International Limited
     9 Thomas Moore Street
     London, E1 9YT, United Kingdom
     Attention: Steve Hurford/Steve Clarke

Ladies and Gentlemen:

     The undersigned is an officer of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver this
                  --------
certificate pursuant to that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"), among
                                                    ----------------
the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assignees thereof, The First National Bank of Chicago, as syndication agent, National City Bank, as documentation agent, Chase Bank of Texas, National Association, a national banking association, as administrative agent for itself and the other Banks, as issuer of Letters of Credit thereunder, and as the swing line lender (the "Administrative Agent"), and The Chase Manhattan Bank, as
                  --------------------
alternate currency agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agent"). All terms defined in the Credit
               ------------------------
Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby (check whichever is applicable):

___  1.   Requests that the Banks make an Advance (the "Requested Advance"), in
                                                        -----------------
          the amount set forth in item (i) below, of the following Type (check whichever is applicable):

          ___  Floating Rate Advance
          ___ Eurodollar Advance having an Interest Period of (check whichever is applicable):
               ___  one month
               ___  two months
               ___  three months

_____________________________

  /1/ Only for Alternate Currency Advances

ADVANCE REQUEST FORM -Page 1

          ___  Alternate Currency Advance

               a.   In _________________ (type of Alternate Currency)
               b. Having an Interest Period of (check whichever is applicable):
                    ___  one month
                    ___  two months
                    ___  three months

          ___  Swing Line Advance/2/

___  2.   Requests that the Banks Convert a Floating Rate Advance/3/ into a
          Eurodollar Advance in the amount of $__________, having an Interest Period of (check whichever is applicable):

          ___  one month
          ___  two months
          ___  three months

___  3.   Request that the Banks Convert a Floating Rate Advance/3/ into an
          Alternate Currency Advance in the Equivalent Amount of
          $_______________.

          a.   Having an Interest Period of (check whichever is applicable):
               ___  one month
               ___  two months
               ___  three months

          b.   In ____________________ (type of Alternate Currency)

___  4.   Requests that the Banks Convert a Eurodollar Advance into a Floating
          Rate Advance in the amount of $__________.

___  5.   Request that the Banks Convert a Eurodollar Advance into an Alternate
          Currency Advance in the Equivalent Amount of $______________.

          a.   Having an Interest Period of (check whichever is applicable):
               ___  one month
               ___  two months
               ___  three months

          b.   In ____________________ (type of Alternate Currency)

___  6.   Request that the Banks Convert an Alternate Currency Advance in
          _______________ (type of Alternative Currency) into a Floating Rate Advance in the amount of $_______________.

___  7.   Request that the Banks Convert an Alternate Currency Advance in
          ________________ (type of Alternate Currency) into a Eurodollar Advance in the amount of $_____________, having an Interest Period of (check whichever is applicable):

_________________

     /2/  Swing Line Advances must be Floating Rate Advances

     /3/ Swing Line Advances may not be converted into Eurodollar Advances or Alternate Currency Advances

ADVANCE REQUEST FORM - Page 2

          ___  one month
          ___  two months
          ___  three months

___  8.   Requests that the Banks Continue a Eurodollar Advance in the amount of
          $__________, having an Interest Period of (check whichever is applicable):

          ___  one month
          ___  two months
          ___  three months

___  9.   Requests that the Banks Continue an Alternate Currency Advance in the
          Equivalent Amount of $___________:

          a.   Having an Interest Period of (check whichever is applicable):

               ___   one month
               ___   two months
               ___   three months

          b.  In _____________________ (type of Alternate Currency)

     The Borrower hereby requests and instructs the Agent to make the Requested Advance available to Borrower by (check whichever is applicable):

     ___  depositing the same in the following account maintained with Agent:
          _____________________________________________________________________
          _____________________________________________________________________

     ___  wire transfer in accordance with the following wiring instructions:
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

          (i) The representations and warranties contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

          (ii) No Default has occurred and is continuing or would result from the Requested Advance.

          (iii) The amount of the Requested Advance, when added to all outstanding Advances and Letter of Credit Liabilities, will not exceed the lesser of the Borrowing Base or the amount of the Commitments.

          (iv) If the Requested Advance is an Alternate Currency Advance, the amount of such Requested Advance when added to all outstanding Alternate Currency Advances, will not exceed the Equivalent Amount of $25,000,000.

          (v) If the Requested Advance is a Swing Line Advance, the amount of such Requested Advance, when added to all outstanding Swing Line Advances, will not exceed the Swing Line Commitment.

          (vi) Each Company has adequate capital to conduct its business as a going concern, as now conducted and as proposed to be conducted, each Company will be able to meet its obligations under the Loan Documents and in respect of its other existing and future indebtedness and liabilities as and when the same

ADVANCE REQUEST FORM - Page 3
     shall be due and payable, and each Company is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by the Requested Advance, and the foregoing statements are supported by the Companies' internal projections and forecasts.

          (vii) All information supplied below is true, correct, and complete as of the date hereof.

                                  Information
                                  -----------

     (a)  Outstanding principal amount of Advances.............................    $____________
     (b)  Outstanding Letter of Credit Liabilities.............................    $____________
     (c)  Borrowing Base.......................................................    $____________
     (d)  The amount of the Commitments minus the sum of line (a) plus
          line (b).............................................................    $____________
     (e)  The Borrowing Base minus the sum of line (a) plus line (b)...........    $____________
     (f)  Net availability for Advances: [lesser of line (d) or line (e)]......    $____________
     (g)  Outstanding principal amount of Swing Line Advances..................    $____________
     (h)  Outstanding principal amount of Alternate Currency Advances..........    $____________
     (i)  Amount of Requested Advance/4/.......................................    $____________


                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By:___________________________________
                                           Name:______________________________
                                           Title:_____________________________

Dated as of:___________________
              [insert date of
             Requested Advance]

cc:  The Chase Manhattan Bank
     Agency Services
     One Chase Manhattan Plaza
     8th Floor
     New York, New York 10081
     Attention: Muniram Appanna

_______________________

  /4/ Each Advance (excluding Swing Line Advances) shall be in a minimum principal amount of $1,000,000 or such greater amount which is an integral multiple of $100,000. Each Swing Line Advance shall be in a minimum principal amount of $100,000. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $1,000,000. The aggregate principal amount of Alternate Currency Advances having the same Interest Period shall be at least equal to $1,000,000.

ADVANCE REQUEST FORM - Page 4

                                   EXHIBIT C
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                         Letter of Credit Request Form
                         -----------------------------

                         LETTER OF CREDIT REQUEST FORM
                         -----------------------------

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas   75201
     Attention:  Allen K. King

Ladies and Gentlemen:

     The undersigned is an officer of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver this
                  --------
certificate pursuant to that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"), among
                                                    ----------------
Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof, The First National Bank of Chicago, as syndication agent, National City Bank, as documentation agent, Chase Bank of Texas, National Association, as agent for itself and the other Banks, as issuer of Letters of Credit thereunder, and as the swing line lender (the "Administrative Agent"), and The Chase
                                   --------------------
Manhattan Bank, as alternate currency agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agent"). All terms defined
                                  ------------------------
in the Credit Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby requests that the Administrative Agent issue a Letter of Credit. The Letter of Credit shall:

          (a)  be issued on ________________, 19___;/1/
          (b)  be in the amount of $____________;/2/
          (c) permit [a single drawing/multiple drawings]/3/ on the terms and conditions set forth in the L/C Application attached as Annex I
                                                                       -------
               hereto;
          (d) be payable upon presentation of a [sight draft/time draft. The time draft shall be payable on __________________, 19___];/4/
          (e)  expire on __________________, 19___;/4/
          (f)  be issued for the account of ______________________;/5/ and
          (g)  be used for the following purpose:_______________________________
               _________________________________________________________________
               _____________________________________________________________./6/

     The Letter of Credit is to be delivered by the Administrative Agent to _____________________./7/

     [Drawing/Each drawing]/3/ under the Letter of Credit shall be subject to the conditions specified in the L/C Application attached as Annex I hereto.
                                                            -------

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

          (i) The representations and warranties contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

          (ii) No Default has occurred and is continuing or would result from the issuance of the Letter of Credit requested hereunder.


___________________
/1/  Insert date not later than the Termination Date.
/2/ Insert face amount of Letter of Credit. Minimum face amount: $50,000. Issuance is subject to Dollar limit on aggregate face amount of Letters of Credit specified in Section 3.1 of the Credit Agreement.
/3/  Specify one.
/4/  Insert date not later than the earlier of (a) one year after issuance or
     (b) the Termination Date.
/5/ Insert name and address of account party, which shall be the Borrower or a Subsidiary of the Borrower.
/6/  Describe purpose for which Letter of Credit will be used.
/7/  Insert name of Borrower or name and address of beneficiary.


LETTER OF CREDIT REQUEST FORM - Page 1

          (iii) The face amount of the Letter of Credit requested hereunder, when added to all outstanding Letter of Credit Liabilities, will not exceed $30,000,000.

          (iv) The face amount of the Letter of Credit requested hereunder, when added to all outstanding Advances and Letter of Credit Liabilities, will not exceed the lesser of the Borrowing Base or the amount of the Commitments.

          (v) Each Company has adequate capital to conduct its business as a going concern, as now conducted and as proposed to be conducted, each Company will be able to meet its obligations under the Loan Documents and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and each Company is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by the Letter of Credit, and the foregoing statements are supported by the Companies' internal projections and forecasts.

          (vi) The proposed terms of the Letter of Credit requested hereunder and the transactions proposed to be supported thereby are accurately and completely described on the L/C Application attached as Annex I hereto.
                                                             -------

          (vii) All information supplied below is true, correct, and complete as of the date hereof.

                                  Information
                                  -----------

     (a)    Outstanding principal amount of Advances..........     $____________
     (b)    Outstanding Letter of Credit Liabilities..........     $____________
     (c)    Borrowing Base....................................     $____________
     (d)    The amount of the Commitmentsminus the sum of line
            (a) plus line (b).................................     $____________
     (e)    The Borrowing Base minus the sum of line (a) plus
            line (b)..........................................     $____________
     (f)    Difference of $30,000,000 minus line (b)..........     $____________
     (g)    Net availability for Letters of Credit: [lesser of
            line (d), line (e) or line (f)]...................     $____________
     (h)    Face Amount of requested Letter of Credit.........     $____________
     (i)    Date requested for issuance of Letter of Credit...      ______, 19__


                                   BORROWER:
                                   --------

                                   CELLSTAR CORPORATION


                                   By:__________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Dated as of:__________________
               [insert date of
               proposed issuance
               of Letter of Credit]

cc:  The Chase Manhattan Bank
     Agency Services
     One Chase Manhattan Plaza
     8th Floor
     New York, New York   10081
     Attention:  Muniram Appanna

LETTER OF CREDIT REQUEST FORM - Page 2

                                   EXHIBIT D
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                            Compliance Certificate
                            ----------------------

                            COMPLIANCE CERTIFICATE
                            ----------------------

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Allen K. King

Ladies and Gentlemen:

     The undersigned is the president, chief executive officer, the chief financial officer or the corporate controller of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"),
                                                         ----------------
among the Borrower, each of the banks or other lending institutions which is or may become a party thereto and the successors and permitted assigns thereof, The First National Bank of Chicago, as syndication agent (the "Syndication Agent"),
                                                           -----------------
National City Bank, as documentation agent (the "Documentation Agent"), Chase
                                                 -------------------
Bank of Texas, National Association, a national banking association, as administrative agent for itself and each of the other Banks, as issuer of Letters of Credit thereunder and as the swing line lender (the "Administrative Agent"), and The Chase Manhattan Bank, as alternate currency agent (the "Alternate Currency Agent"). All terms defined in the Credit Agreement shall
 ------------------------
have the same meaning herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Agent and each Bank that the following statements are true and correct:

     A.  Representations and Warranties.  The representations and warranties
         ------------------------------
contained in Article VIII of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

     B.  Financial Covenants.  The information set forth below is true and
         -------------------
correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

(1)  Consolidated Tangible Net Worth as of ___________, ______:
     -------------------------------
     (a)  Stockholders' or owners' equity of the Borrower and
          the Subsidiaries on a consolidated basis as of such
          date....................................................  $___________
     (b)  Amount at which shares of capital stock of any
          Person appear as an asset on the balance sheet of
          such Person.............................................  $___________
     (c)  Goodwill, including amounts that represent the
          excess of the purchase price paid for assets or
          stock over the value assigned thereto...................  $___________
     (d)  Patents, trademarks, trade names, and copyrights........  $___________
     (e)  Deferred expenses.......................................  $___________
     (f)  Loans and advances to any stockholder, director,
          officer, partner or employee of the Borrower, any
          Subsidiary, or any Affiliate of the Borrower or
          any Subsidiary..........................................  $___________
     (g)  All other assets which are properly classified as
          intangible assets.......................................  $___________
     (h)  Sum of Lines (b), (c), (d), (e), (f) and (g)............  $___________
     (i)  Tangible Net Worth (Difference of Line (a) minus
          Line (h))...............................................  $___________
     (j)  Sum of net income, after provision for income
          taxes, of the Borrower and the Subsidiaries on a
          consolidated basis (without any deduction for
          losses) for each fiscal quarter of the Borrower
          ended through such date beginning with the fiscal
          quarter ending August 31, 1999.........................   $___________
     (k)  50% of Line (j)........................................   $___________
     (l)  With respect to any issuance, sale or other
          disposition of any shares of capital stock or
          other equity securities of Borrower of any class
          (or any securities convertible or exchangeable
          for any such shares, or any rights, warrants
          or options to subscribe for or purchase any
          such shares), the aggregate gross proceeds of
          such issuance, sale or other disposition, less
                                                    ----
          the following: (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer

COMPLIANCE CERTIFICATE - Page 1
          in connection with such issuance, sale or other
          disposition, to the extent such proceeds are received
          by the Borrower........................................   $___________
     (m)  Minimum Consolidated Tangible Net Worth required by
          Section 11.1 of Credit Agreement ($150,000,000 plus
          Line (k) plus Line (1))................................   $___________

(2)  Consolidated Interest Coverage Ratio as of ___________,
     ------------------------------------
     ______ (for the four fiscal quarter period most recently ended):

     (a)  The sum of the following, calculated on a consolidated basis for the Borrower and the Subsidiaries, without
          duplication: (i) the amount of net income for the four
          fiscal quarter period most recently ended (whether
          positive or negative) before interest expense, income
          taxes and extraordinary items, net of (ii) all non-cash
          items (such as deferred taxes, depreciation,
          amortization of goodwill and all other non-cash charges
          accrued but not actually paid) which, in determining net
          income for such period, were deducted from (or included
          in) gross income for such period; provided, however,
                                            --------  -------
          that for purposes of the foregoing calculation, changes
          in the allowance for doubtful accounts shall not be
          treated as a non-cash item.............................   $___________
     (b)  Interest expense of the Borrower and the Subsidiaries
          on a consolidated basis................................   $___________
     (c)  Ratio of Line (a) to Line (b)..........................   ____ to ____
     (d)  Minimum Consolidated Interest Coverage Ratio required
          by Section 11.2 of Credit Agreement....................   3.0 to 1.0

(3)  Companies Interest Coverage Ratio as of _____________,
     ---------------------------------
     ______ (for the four fiscal quarter period then ended):


     (a)  The sum of the following, calculated on a combined
          basis for the Companies, without duplication: (i) the
          amount of net income for the four fiscal quarter period
          most recently ended (whether positive or negative)
          before interest expense, income taxes and extraordinary
          items, net of (ii) all non-cash items (such as deferred
          taxes, depreciation, amortization of goodwill and all
          other non-cash charges accrued but not actually paid)
          which, in determining net income for such period, were
          deducted from (or included in) gross income for such
          period; provided, however, that for purposes of
                  --------  -------
          calculating the foregoing, changes in the allowance for
          doubtful accounts shall not be treated as a non-cash
          item...................................................   $___________
     (b)  Interest expense of the Borrower and the Subsidiaries
          on a consolidated basis (Line 2(b))....................   $___________
     (c)  Ratio of Line (a) to Line (b)..........................   ___ to ____
     (d)  Amount of cash transferred from Subsidiaries to the
          Companies as permitted by Section 11.3 of the Credit
          Agreement/1/...........................................   $___________
     (e)  Ratio of Line (a) plus Line (d) to Line (b)............   ____ to ___
     (f)  Minimum Companies Interest Coverage Ratio required
          by Section 11.3 of Credit Agreement....................   1.25 to 1.0

(4)  Minimum Turnover Ratio for the quarter ended ___________,
     ----------------------
     ______:
     (a)  Cost of goods sold for the Borrower and the
          Subsidiaries on a consolidated basis in the period
          of the four fiscal quarters then ended.................   $___________
     (b) Consolidated Average Inventory Per Quarter for each of the most recent four fiscal quarters then ended:


___________________________

 /1/ In the event it is determined that the Companies Cash Flow is not sufficient to cause compliance with Section 11.3 of the Credit Agreement, then within ten days after such determination, the Borrower will cause to be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with Section 11.3 of the Credit Agreement, and, to the extent they comply with such covenant, the Companies shall be deemed to have met the requirements of Section 11.3 of the Credit Agreement for the relevant period of determination. The Companies may not use transferred cash to meet the ratio requirement of Section 11.3 of the Credit Agreement in more than two consecutive fiscal quarters. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with
     Section 11.3 of the Credit Agreement without the benefit of such transferred cash.

COMPLIANCE CERTIFICATE - Page 2

                          Beginning        Ending
                          Inventory       Inventory
             Quarters      Amount          Amount
             --------      ------          ------

                1         $_______    +   $_______ / 2 =.........   $___________
                2         $_______    +   $_______ / 2 =.........   $___________
                3         $_______    +   $_______ / 2 =.........   $___________
                4         $_______    +   $_______ / 2 =.........   $___________
     (c)  Total sum of Consolidated Average Inventory Per
          Quarter for quarters shown in Line (b).................   $___________
     (d)  Consolidated Average Inventory (Line (c) divided
          by four)...............................................   $___________
     (e)  Turnover Ratio (Ratio of Line (a) to Line (d)).........   ____ to ___
     (f)  Minimum Turnover Ratio required by Section 11.4 of
          Credit Agreement.......................................   6.0 to 1.0

(5)  Consolidated Funded Debt to Consolidated Cash Flow Ratio as
     --------------------------------------------------------
     of __________, ______:
     (a)  On a consolidated basis for the Borrower and the
          Subsidiaries in accordance with GAAP, all
          obligations for borrowed money (whether as a
          direct obligor on a promissory note, bond,
          debenture or other similar instrument, as a
          reimbursement obligor with respect to an issued
          letter of credit or similar instrument, as an
          obligor under a Guarantee for borrowed money, or
          as any other type of direct or contingent
          obligor) as of the last day of the fiscal
          quarter most recently ended............................   $___________
     (b)  On a consolidated basis for the Borrower and the
          Subsidiaries, without duplicating any amount
          included in Line (a) above, the capitalized
          amount of all obligations to pay rent or other
          amounts under a lease of (or other agreement
          conveying the right to use) real and/or personal
          property, which obligations are required to be
          classified and accounted for as a capital lease
          on a consolidated balance sheet of the Borrower
          under GAAP (other than the interest component of
          such obligations), as of the last day of the
          fiscal quarter most recently ended, determined
          in accordance with GAAP................................   $___________
     (c)  Consolidated Funded Debt (the sum of Line (a)
          plus Line (b)).........................................   $___________
     (d)  Consolidated Cash Flow (Line (2)(a))...................   $___________
     (e)  Ratio of Line (c) to Line (d)..........................   ____ to ___
     (f)  Maximum Consolidated Funded Debt to Consolidated
          Cash Flow Ratio permitted by Section 11.5 of the
          Credit Agreement.......................................   3.5 to 1.0

(6)  Consolidated Senior Debt to Consolidated Cash Flow Ratio as
     --------------------------------------------------------
     of _____________, ______:
     (a)  Consolidated Funded Debt (Line (5)(c)).................   $___________
     (b)  Subordinated Debt......................................   $___________
     (c)  Consolidated Senior Debt (Line (a) minus Line (b)).....   $___________
     (d)  Consolidated Cash Flow (Line (2)(a))...................   $___________
     (e)  Ratio of Line (c) to Line (d)..........................   ___ to _____
     (f)  Maximum Consolidated Senior Debt to Consolidated
          Cash Flow Ratio permitted by Section 11.6 of the
          Credit Agreement.......................................   2.5 to 1.0

(7)  Intercompany Loans and Capital Contributions as of
     --------------------------------------------
     ____________,  _______:
     (a)  Capital contributions by the Borrower or any
          Subsidiary to any other Subsidiary or any Foreign
          Affiliate (other than as described in subsections
          (B) through (E) of Section 10.5(i) of the Credit
          Agreement) during the current fiscal year through
          the fiscal quarter most recently ended/2/..............   $___________
     (b)  Capital contributions by the Borrower or any
          Subsidiary to any other Subsidiary or any Foreign
          Affiliate (other than as described in subsections
          (B) through (E) of Section 10.5(i) of the Credit
          Agreement) during the fiscal year most recently
          ended/3/...............................................   $___________


___________________
/2/ For each Compliance Certificate delivered for any of the Borrower's first three quarters of any fiscal year.

/3/ For each Compliance Certificate delivered for any fiscal year-end of the Borrower.

COMPLIANCE CERTIFICATE - Page 3

     (c)  Maximum amount of such capital contributions
          permitted by subsection (F) of Section 10.5(i)
                       ---------- ---    ---------------
          of the Credit Agreement during any  fiscal year........   $20,000,000
     (d)  Aggregate amount of loans and advances by the
          Borrower or any Subsidiary to any Foreign Affiliate
          outstanding as of such date............................   $___________
     (e)  Maximum aggregate amount of such loans and advances
          permitted to be outstanding at any time................   $10,000,000
     (f)  Aggregate amount of loans and advances by the Borrower or any Subsidiary to any other Subsidiary (other than
          as described in subsections (B) and (C) of Section
                          -----------------------    -------
          10.5(i) of the Credit Agreement) outstanding as of
          -------
          such date./4/

     (g)  Maximum aggregate amount of such loans and advances
          permitted to be outstanding at any time:
          (1)  Stockholders' equity in the Borrower as of such
               date..............................................   $___________
          (2)  20% of Line (1)...................................   $___________
          (3)  Greater of $80,000,000 or Line (2)................   $___________

            The undersigned hereby certifies that (a) the above information and calculations are true and correct and not misleading as of the date hereof, (b) Borrower has delivered to the Agent and the Banks all financial information and reports required by the Credit Agreement by the dates provided therein, and (c) no Default has occurred and is continuing.

                                      CELLSTAR CORPORATION


                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

       Dated as of:___________________

________________________
/4/ Amounts loaned or advanced by the Borrower or any Subsidiary to any Subsidiary that are in turn loaned or advanced by that Subsidiary to another Subsidiary shall be counted only once for purposes of this calculation.

COMPLIANCE CERTIFICATE - Page 4

                                   EXHIBIT E
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                             Borrowing Base Report
                             ---------------------

                             BORROWING BASE REPORT

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue
          Post Office Box 660197
          Dallas, Texas 75266-0197
          Attention:  Allen K. King

Ladies and Gentlemen:

     This Borrowing Base Report for the month ending _________, 19__, is executed and delivered by CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), pursuant to that certain Amended and Restated Credit Agreement
 --------
dated as of August 2, 1999 (as the same may be amended, supplemented, modified or restated from time to time, the "Credit Agreement"), among the Borrower, each
                                    ----------------
of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (each a "Bank" and, collectively, the "Banks"), the First National Bank of Chicago, as
   ----                          -----
syndication agent (the "Syndication Agent"), National City Bank, as
                        -----------------
documentation agent ("Documentation Agent"), and Chase Bank of Texas, National
                      -------------------
Association, a national banking association, as administrative agent for the Banks, as issuer of Letters of Credit thereunder and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"). All terms used herein shall have the meanings assigned
 --------------------
to them in the Credit Agreement.

     The Borrower represents and warrants to the Agent and each Bank that all information contained herein is true, correct, and complete, and that the total Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement.

ACCOUNTS RECEIVABLE:

1.   Gross Accounts of the Companies (ending balance for period ended _______________, 19__)................................................................................... $____________
2.   Less: Ineligible Accounts (determined pursuant to the definition of Eligible
     Accounts in the Credit Agreement, without duplication):
     (a)  Accounts not complying with applicable law................................................................ $____________
     (b)  Accounts outstanding for more than 90 days past the original date of invoice.............................. $____________
     (c)  Accounts created outside of the ordinary course of business............................................... $____________
     (d)  Accounts from unenforceable contracts or contracts not fully completed by any Company..................... $____________
     (e)  Accounts including progress billings...................................................................... $____________
     (f)  Accounts from sales on bill-and-hold, guaranteed sale, sale-and-return, etc. ............................. $____________
     (g)  Accounts subject to a lien other than liens held by the Agent or permitted by
          Section 10.2 of the Credit Agreement...................................................................... $____________
     (h)  Accounts as to which any Company does not have good and indefeasible title................................ $____________
     (i)  Accounts subject to anti-assignment provisions............................................................ $____________
     (j)  Accounts subject to setoff, dispute, etc. ................................................................ $____________
     (k)  Accounts owed by account debtors subject to bankruptcy, etc. ............................................. $____________
     (l)  Accounts evidenced by chattel paper or instruments........................................................ $____________
     (m)  Accounts subject to default by any party thereto.......................................................... $____________
     (n)  Accounts owed by Foreign Subsidiaries..................................................................... $____________
     (o)  Accounts owed by Foreign Affiliates....................................................................... $____________
     (p)  Accounts owed by other Affiliates of any Company, except for accounts owed by Topp Telecom for sales of inventory in the ordinary course of the Companies' business.................................. $____________
     (q)  Accounts owed by employees of any Company................................................................. $____________
     (r)  Accounts owed by other foreign account debtors in excess of $15,000,000................................... $____________
     (s)  Accounts not payable in Dollars........................................................................... $____________
     (t)  Accounts owed by each account debtor with over 20% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding for more than 90 days past the original date of invoice....................................... $____________
     (u)  All accounts owed by each account debtor if balances owed by such account debtor and its Affiliates constitute more than 10% of the total accounts receivable of the Companies on a consolidated basis........ $____________
     (v)  Accounts owed by the United States of America or any agency thereof for which the Federal
          Assignment of Claims Act of 1940, as amended, has not been complied with.................................. $____________
     (w)  Contra accounts owed by any Company to the account debtor which are payable pursuant to terms which are not ordinary and customary............................................................. $____________
     (x)  Contra accounts owed by any Company to the account debtor which are past due or otherwise in default...................................................................................... $____________
     (y)  Past due credits.......................................................................................... $____________
3.   Total Ineligible Accounts (sum of Lines 2(a)-(y)).............................................................. $____________
4.   total Eligible Accounts (Line 1 minus Line 3).................................................................. $____________

BORROWING BASE REPORT Page 1

INVENTORY:
5.   Total Inventory of the Companies (valued at lesser of actual cost for purchase from original wholesale supplier or fair market value).................................................. $____________
6.   Less:  Ineligible Inventory (determined pursuant to the definition of
     Eligible Inventory in the Credit Agreement, without duplication)
     (a)  Work-in-process inventory..................................................................... $____________
     (b)  Value of obsolescence reserve (expressed as a positive number)................................ $____________
     (c)  Inventory shipped or delivered on consignment, sale or return, or similar terms............... $____________
     (d)  Inventory in transit (except inventory in transit from Motorola, Nokia or
          Ericsson  to the Companies' main warehouse in Carrollton, Texas, the
          Companies' warehouse with Circle Freight at DFW Airport, Texas, or any of the Companies' warehouses in Miami, Florida or Chino, California, which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof, satisfactory to the Agent)................................................. $____________
     (e)  Inventory which is offsite, except offsite inventory covered by a waiver and agreement satisfactory to Agent............................................................... $____________
     (f)  Service or repair parts or equipment.......................................................... $____________
     (g)  Inventory located at location for which required landlord's waiver not received............... $____________
     (h)  Inventory subject to dispute as to any Company's title or right to possession................. $____________
     (i)  Inventory located outside of the United States of America..................................... $____________
     (j)  Inventory not in good condition or that does not comply with any applicable law or governmental standard for manufacture, use, or sale........................................... $____________
     (k)  Inventory determined to be unmarketable by the Agent.......................................... $____________
     (l)  Inventory subject to a lien other than liens held by the Agent or permitted by
          Section 10.2 of the Credit Agreement.......................................................... $____________
7.   Total Ineligible Inventory (sum of Lines 6(a)-(l))................................................. $____________
8.   Total Eligible Inventory of NAC (Line 5 minus Line 7).............................................. $____________

BORROWING BASE:
9.   Total Eligible Accounts (Line 4)................................................................... $___________
10.  Total Eligible Inventory (Line 8).................................................................. $___________
11.  Amount of Eligible Inventory that is Price Protected Inventory..................................... $___________
12.  Percentage of Eligible Inventory that is Price Protected Inventory................................. ___________%
13.  ___%/1/ of Line 9.................................................................................. $___________
14.  60% of the Total Commitment Amount................................................................. $___________
15.  ___%/2/ of Line 10................................................................................. $___________
16.  Lesser of Line 14 or Line 15....................................................................... $___________
17.  Borrowing Base:  Sum of Line 13 plus Line 16....................................................... $___________
18.  Outstanding Principal Amount of Advances........................................................... $___________
19.  Outstanding Letter of Credit Liabilities........................................................... $___________
20.  Sum of Line 18 plus Line 19........................................................................ $___________
21.  Available Credit Amount or amount to be paid if negative (the lesser of the Total Commitment
     Amount or Line 17, minus Line 20).................................................................. $___________

______________________
/1/  Specify either 80% or 85%.

/2/ Specify either 50% or 65%, provided that if Line 12 is less than 65%, this percentage shall be 50%.

APPLICABLE PERCENTAGE:

     Designate the Applicable Percentage to be in effect from the date this Borrowing Base Report is delivered to the Agent until the next Borrowing Base Report is hereafter delivered to the Agent, all in accordance with the Credit
Agreement:

____/3/  If the percentage of Eligible Accounts specified in Line 13 is 80% and
                                                                            ---
         the percentage of Eligible Inventory specified in Line 15 is 50% and
                                                                          ---
         Line 20 does not exceed Line 17, the following grid is applicable for determining the Applicable Percentage, and the Borrower has indicated below the applicable level based on the ratio of Consolidated Funded Debt to Consolidated Cash Flow demonstrated in the most recent Compliance Certificate delivered to the Agent in accordance with the Credit Agreement:

                                                       Applicable
                                 Ratio of              Percentage
                               Consolidated          for Eurodollar     Applicable
                              Funded Debt to          Advances and        Margin        Applicable
         Applicable/3/         Consolidated            Alternate        for Floating    Letter of      Applicable
             Level               Cash Flow         Currency Advances   Rate Advances   Credit Fees    Commitment Fee
             -----               ---------         -----------------   -------------   -----------    --------------
         _______          Less than 1.00 to 1.00        1.375%              0%          1.375%               0.250%

                          Greater than or equal         1.500%              0%          1.500%               0.250%
                          to 1.00 to 1.00, but
         _______          less than 1.50 to 1.00

                          Greater than or equal         1.750%           0.25%          1.750%               0.375%
                          to 1.50 to 1.00, but
         _______          less than 2.25 to 1.00

                          Greater than or equal         2.000%           0.50%          2.000%               0.375%
                          to 2.25 to 1.00, but
         _______          less than 3.00 to 1.00

                          Greater than or equal         2.250%           0.75%          2.250%               0.500%
                          to 3.00 to 1.00 but
         _______          less than 3.50 to 1.00

                          Greater than or equal         2.500%           1.00%          2.500%               0.500%
         _______          to 3.50 to 1.00


____/3/ If the percentage of is 65% or the amount of Line 20 exceeds Line 17, the following grid is applicable for determining the Eligible Accounts Applicable Percentage, and specified in Line 13 is the Borrower has indicated below the applicable level based on the ratio of Consolidated Funded Debt 85% or the percentage of to Consolidated Cash Flow Eligible Inventory demonstrated in the most recent Compliance Certificate delivered to the Agent in accordance with the specified in Line 15 Credit Agreement:

                                                       Applicable
                                 Ratio of              Percentage
                               Consolidated          for Eurodollar     Applicable
                              Funded Debt to          Advances and        Margin        Applicable
         Applicable/3/         Consolidated            Alternate        for Floating    Letter of      Applicable
             Level               Cash Flow         Currency Advances   Rate Advances   Credit Fees    Commitment Fee
             -----               ---------         -----------------   -------------   -----------    --------------
        _______          Less than 1.00 to 1.00           1.625%           0.25%            1.625%         0.250%

                         Greater than or equal            1.750%           0.25%            1.750%         0.250%
                         to 1.00 to 1.00, but less
        _______          than 1.50 to 1.00

                         Greater than or equal            2.000%           0.50%            2.000%         0.375%
                         to 1.50 to 1.00, but less
        _______          than 2.25 to 1.00

                         Greater than or equal            2.250%           0.75%            2.250%         0.375%
                         to 2.25 to 1.00, but less
        _______          than 3.00 to 1.00

                         Greater than or equal            2.500%           1.00%            2.500%         0.500%
                         to 3.00 to 1.00 but less
        _______          than 3.50 to 1.00

                         Greater than or equal            2.750%           1.25%            2.750%         0.500%
        _______          to 3.50 to 1.00

______________

         /3/  Check whichever is applicable.

    The Borrower further represents and warrants to the Agent and the Banks that the representations and warranties contained in Article VIII of the Credit Agreement are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof, and that no Default has occurred and is continuing.

Date:  _______________                   NATIONAL AUTO CENTER, INC.


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________



cc:  The Chase Manhattan Bank
     Agency Services
     One Chase Manhattan Plaza, 8th Floor
     New York, New York  10081
     Attention:  Deborah Rockower
                 Muniram Appanna
     Fax No.:    (212) 552-5777

                                  EXHIBIT F-1
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                          Borrower Security Agreement
                          ---------------------------

                          BORROWER SECURITY AGREEMENT
                          ---------------------------


     THIS SECURITY AGREEMENT (this "Agreement") dated as of October 15, 1997, is
                                    ---------
by and between CELLSTAR CORPORATION, a Delaware corporation (the "Debtor"), and
                                                                  ------
TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each
  ---
of the other banks or lending institutions (each, a "Bank" and, collectively,
                                                     ----
the "Banks") which is or may from time to time become a signatory to the Credit
     -----
Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent").
 -----

                                 R E C I T A L S:
                                 - - - - - - - -

     A. The Debtor, the Agent, The First National Bank of Chicago and National City Bank, as co-agents (collectively, the "Co-Agents"), and the Banks
                                            ---------
heretofore entered into that certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and extensions
                        ----------------
of credit to the Debtor.

     B. The Agent, the Co-Agents and the Banks have conditioned their obligations under the Credit Agreement on the execution and delivery by the Debtor of this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in
           --------
     Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing,
     (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor

BORROWER SECURITY AGREEMENT - Page 1
     as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is
           -------------
     defined in Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1 of
           ----------                               -----------
     this Agreement.

          "Document" means any "document", as such term is defined in
           --------
     Section 9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined
           ---------
     in Section 9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as
           -------------------
     such term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs,
     (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements,
     (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined
           ----------
     in Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor, other than stock and other securities.

BORROWER SECURITY AGREEMENT - Page 2

          "Inventory" means any "inventory", as such term is defined
           ---------
     in Section 9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor, (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Debtor to the Banks evidenced by those Notes of even date herewith, executed by Debtor and payable to the order of the Banks in the aggregate principal amount of $135,000,000;

               (b) the "Obligations", as such term is defined in the Credit Agreement;

               (c) all future Advances by the Agent, any Co-Agent or any Bank to the Debtor, or either of them;

               (d) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, any Co-Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (e)  all other obligations, indebtedness and
          liabilities of the Debtor, or either of them, to the Agent, any Co-Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (f) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted
           ---------------
     hereby and Liens expressly permitted by Section 10.2 of the Credit Agreement.

BORROWER SECURITY AGREEMENT - Page 3

          "Proceeds" means any "proceeds", as such term is defined in
           --------
     Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the
           ---
     State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2  Terms Defined in Credit Agreement.  All capitalized terms used
                  ---------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1  Security Interest.  As collateral security for the prompt
                  -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
                            ----------

               (a)  all Accounts;

               (b)  all Chattel Paper;

               (c)  all Instruments;

               (d)  all General Intangibles;

               (e)  all Documents;

               (f)  all Inventory;

               (g)  all Equipment; and

BORROWER SECURITY AGREEMENT - Page 4

               (h)  all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Debtor to the Agent, any Co-Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Debtor. If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2  Debtor Remains Liable.  Notwithstanding anything to the
                  ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     To induce the Agent to enter into this Agreement and the Agent, the Co-Agents and the Banks to enter into the Credit Agreement, the Debtor represents and warrants to the Agent that:

     Section 3.1  Title.  The Debtor is, and with respect to Collateral
                  -----
acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2  Accounts.  Unless the Debtor has given the Agent written
                  --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

BORROWER SECURITY AGREEMENT - Page 5

     Section 3.3  Financing Statements.  No financing statement, security
                  --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor has not within the past five years
                ----------
done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4  Principal Place of Business. The principal place of business
                  ---------------------------
and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5  Location of Collateral.  All Inventory and Equipment of the
                  ----------------------
Debtor is located at the places specified on Schedule 1 hereto.  The Debtor has
                                             ----------
exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6  Perfection.  This Agreement creates a security interest in
                  ----------
the Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2
                                                                ----------
attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of the Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.


                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1  Encumbrances.  The Debtor shall not create, permit, or suffer
                  ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2  Modification of Accounts.  The Debtor shall, in accordance
                  ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base,

BORROWER SECURITY AGREEMENT - Page 6

(b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount
                              ----------
for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b)
                                                                ----------
above.

     Section 4.3  Disposition of Collateral.  The Debtor shall not sell, lease,
                  -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Credit Agreement.

     Section 4.4  Further Assurances.  At any time and from time to time, upon
                  ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5  Risk of Loss; Insurance.  The Debtor shall be responsible for
                  -----------------------
any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the

BORROWER SECURITY AGREEMENT - Page 7

Agent has received 30 days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6  Inspection Rights.  The Debtor shall permit the Agent, each
                  -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 4.7  Mortgagee's and Landlord's Agreements. With respect to each
                  -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, the Debtor shall cause each mortgagee of real
             ----------
property owned by the Debtor and each landlord of real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"). After the date hereof, Debtor
                     --------------------
shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8  Corporate Changes.  The Debtor shall not change its name,
                  -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9  Books and Records; Information.  The Debtor shall keep
                  ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

BORROWER SECURITY AGREEMENT - Page 8

     Section 4.10  Equipment and Inventory.
                   -----------------------

               (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior written
                            ----------
     notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

               (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11  Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                   ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12  Notification.  The Debtor shall promptly, and in any event
                   ------------
within five days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13  Collection of Accounts.  Except as otherwise provided in
                   ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral

BORROWER SECURITY AGREEMENT - Page 9

(including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent, the Co-Agents and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or
(ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1    Power of Attorney.  The Debtor hereby irrevocably
                    -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder

BORROWER SECURITY AGREEMENT - Page 10
     directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral;
     (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

BORROWER SECURITY AGREEMENT - Page 11

     Section 5.2    Setoff; Property Held by the Agents and the Banks.  If an
                    -------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent, each Co-Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent, any Co-Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's, any Co-Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor hereby grants the Agent, each Co-Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by the Agent, any Co-Agent or any Bank and all other sums at any time credited by or owing from the Agent, any Co-Agent or any Bank to the Debtor. The rights and remedies of the Agent, each Co-Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, any Co-Agent or any Bank may have.

     Section 5.3    Performance by the Agent.  If the Debtor shall fail to
                    ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4    Subrogation.  If any of the Obligations are given in renewal
                    -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Agent, the Co-Agents and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5    Agent's Duty of Care.  Other than the exercise of reasonable
                    --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

BORROWER SECURITY AGREEMENT - Page 12

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1    Rights and Remedies.  If an Event of Default shall have
                    -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent, any Co-Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent, the Co-Agents and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

BORROWER SECURITY AGREEMENT - Page 13

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1    No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent, any Co-Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.3    ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                    --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS OF THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 7.4    Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated

BORROWER SECURITY AGREEMENT - Page 14
by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.5    GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                    --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.6    Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.8    Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.9    Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.10   Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.11   WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE)

BORROWER SECURITY AGREEMENT - Page 15

ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT, ANY CO-AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BORROWER SECURITY AGREEMENT - Page 16

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTOR:
                              ------

                              CELLSTAR CORPORATION


                              By:______________________________________________
                                 Mark Q. Huggins
                                 Senior Vice President
                                 and Chief Financial Officer

                              Address for Notices:  1730 Briercroft
                                                    Carrollton, Texas 75006
                              Fax No.:              (972) 466-0288
                              Telephone No.:        (972) 466-5000
                              Attention:            General Counsel

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent


                              By:______________________________________________
                                 Allen K. King
                                 Vice President

                              Address for Notices:  2200 Ross Avenue, 3rd Floor
                                                    Dallas, Texas 75201
                              Fax No.:              (214) 965-2997
                              Telephone No.:        (214) 965-2705
                              Attention:            Allen K. King

BORROWER SECURITY AGREEMENT - Page 17

                                  Schedule 1

                      Location of Inventory and Equipment
                      -----------------------------------

                     Locations of Inventory and Equipment
                     ------------------------------------
            having an aggregate Inventory value of $100,000 or more
            -------------------------------------------------------



                                     NONE



                     Locations of Inventory and Equipment
                     ------------------------------------
           having an aggregate Inventory value of less than $100,000
           ---------------------------------------------------------



                                     NONE

SCHEDULE 1, Location of Inventory and Equipment - Solo Page

                                  Schedule 2

                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------


Secretary of State of Texas
Department of State of Florida
Secretary of State of Kansas
Secretary of State of California
Secretary of State of Missouri
Clay County, Missouri
Jackson County, Missouri

SCHEDULE 2, Jurisdictions for
Filing UCC-1 Financing Statements - Solo Page

                                  Schedule 3

                       Additional Names and Trade Names
                       --------------------------------



                                     NONE

SCHEDULE 3, Additional Names
and Trade Names - Solo Page

                                  EXHIBIT F-2
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                         Guarantor Security Agreement
                         ----------------------------

                         GUARANTOR SECURITY AGREEMENT
                         ----------------------------

     THIS SECURITY AGREEMENT (this "Agreement") dated as of _____________,
                                    ---------
19___, is by and among the undersigned debtors (collectively, the "Debtors" and
                                                                   -------
each a "Debtor"), and Chase Bank of Texas, National Association (formerly known
        ------
as Texas Commerce Bank National Association), a national banking association ("Chase"), not in its individual capacity but solely as administrative agent for
  -----
itself and each of the other banks or lending institutions (each, a "Bank" and,
                                                                     ----
collectively, the "Banks") which is or may from time to time become a signatory
                   -----
to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (Chase in such capacity, together with its successors in such capacity, the "Agent").
               -----

                               R E C I T A L S:
                               ---------------

     A.   CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                             --------
Agent, The First National Bank of Chicago, as Syndication Agent, National City Bank, as Documentation Agent, The Chase Manhattan Bank, as Alternate Currency Agent, and the Banks heretofore entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement").
                                                 ----------------

     B. Pursuant to the Credit Agreement, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks have or may extend credit to the Borrower.

     C. The Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks have conditioned their obligations to extend credit under the Credit Agreement and the effectiveness of the Credit Agreement upon the execution and delivery by each Debtor of this Agreement.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Definitions. As used in this Agreement, the following terms
                   -----------
have the following meanings:

GUARANTOR SECURITY AGREEMENT - Page 1

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by any Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------                               -----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights

GUARANTOR SECURITY AGREEMENT - Page 2
     and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

          (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by the Notes, executed by the Borrower and payable to the order of the Banks, pursuant to the Credit Agreement;

          (b) the indebtedness, liabilities and obligations of each Debtor to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks under the Guaranty executed by each Debtor, pursuant to the Credit Agreement;

          (c) the "Obligations" as such term is defined in the Credit Agreement;

          (d) all future Advances by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to the Borrower and the Debtors, or any of them;

          (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (f) all other obligations, indebtedness and liabilities of the Borrower and the Debtors, or any of them, to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are

GUARANTOR SECURITY AGREEMENT - Page 3
     similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Credit Agreement.
                                  ------------

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2.  Terms Defined in Credit Agreement. All capitalized terms
                   ---------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1.  Security Interest.  As collateral security for the prompt
                   -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):
 ----------

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Instruments;

GUARANTOR SECURITY AGREEMENT - Page 4

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment; and

          (h)  all Proceeds and products of any or all of the foregoing.

     Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by Section 9.318 of the UCC or other applicable law but is otherwise limited by that prohibition.

     Section 2.2.  Debtors Remain Liable. Notwithstanding anything to the
                   ---------------------
contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     Each Debtor represents and warrants to the Agent that:

     Section 3.1.  Title. The Debtors are, and with respect to Collateral
                   -----
acquired after the date hereof the Debtors will be, the legal and beneficial owners of their respective Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2.  Accounts. Unless a Debtor has given the Agent written notice
                   --------
to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be

GUARANTOR SECURITY AGREEMENT - Page 5
deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3.  Financing Statements. No financing statement, security
                   --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, no Debtor has within the past five years done
                ----------
business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4.  Principal Place of Business. The principal place of business
                   ---------------------------
and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address specified below the name of such Debtor on the signature pages hereof.

     Section 3.5.  Location of Collateral. All Inventory and Equipment of each
                   ----------------------
Debtor are located at the places specified on Schedule 1 hereto. Each Debtor has
                                              ----------
exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper of each Debtor have been delivered to the Agent.

     Section 3.6.  Perfection. This Agreement creates a security interest in the
                   ----------
Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto,
                                                  ----------
and upon the Agent's obtaining possession of all Documents and Instruments of each Debtor, the security interest in favor of the Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7.  Benefit to Debtors. The value of the consideration received
                   ------------------
and to be received by each Debtor as a result of the Borrower, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks entering into and obtaining credit under the Credit Agreement and the Debtors executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of such Debtor hereunder, and such liability and obligation and the Borrower's entering into and obtaining credit under the Credit Agreement have benefitted and may reasonably be expected to benefit each Debtor directly and indirectly.

     Section 3.8.  Credit Agreement. Each and every representation and warranty
                   ----------------
contained in the Credit Agreement is true and correct in all respects.

GUARANTOR SECURITY AGREEMENT - Page 6

                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtors jointly and severally covenant and agree with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1.  Encumbrances. No Debtor shall create, permit, or suffer to
                   ------------
exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and each Debtor shall defend its rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. No Debtor shall do anything to impair the rights of the Agent in the Collateral.

     Section 4.2.  Modification of Accounts. Each Debtor shall, in accordance
                   ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, no Debtor shall (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of such Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount for payment with respect to
----------
any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.
                                         ----------

     Section 4.3.  Disposition of Collateral. No Debtor shall sell, lease,
                   -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Credit Agreement.

     Section 4.4.  Further Assurances. At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of such Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority

GUARANTOR SECURITY AGREEMENT - Page 7
of the Loan Documents and the Liens intended to be created thereby. Each Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5.  Risk of Loss; Insurance. The Debtors shall be responsible
                   -----------------------
for any loss or damage to the Collateral. The Debtors shall, at their own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtors shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtors jointly and severally agree to reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received 30 days prior written notice thereof. The Debtors shall deliver to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6.  Inspection Rights. Each Debtor shall permit the Agent, each
                   -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts.

     Section 4.7.  Mortgagee's and Landlord's Agreements. With respect to each
                   -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, each Debtor shall cause each mortgagee of real
             ----------
property owned by such Debtor and each landlord of real property leased by such Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"). After the date hereof, each Debtor
                     --------------------
shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, each Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

GUARANTOR SECURITY AGREEMENT - Page 8

     Section 4.8.  Corporate Changes. No Debtor shall change its name, identity,
                   -----------------
or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9.  Books and Records; Information. The Debtors shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtors' business and financial condition in accordance with GAAP. Each Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and such Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10. Equipment and Inventory.
                   -----------------------

          (a) The Debtors shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior written
                            ----------
     notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

          (b) The Debtors shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). None of the Debtors shall permit any waste or destruction of the Equipment or Inventory or any part thereof. None of the Debtors shall permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. None of the Debtors shall use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11. Warehouse Receipts Non-Negotiable. Each Debtor agrees that
                   ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12. Notification. The Debtors shall promptly, and in any event
                   ------------
within five days after any Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b)

GUARANTOR SECURITY AGREEMENT - Page 9
any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13.  Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Agent's direction, shall take) such actions as the Debtors or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may elect in their absolute discretion, or (ii) be deposited to the credit of any Debtor and held as collateral for the Obligations or permitted to be used by such Debtor in the ordinary course of its business.


                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1.   Power of Attorney.  Each Debtor hereby irrevocably
                    -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).


GUARANTOR SECURITY AGREEMENT - Page 10

            (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

            (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to any Debtor;

            (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral;
     (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof

GUARANTOR SECURITY AGREEMENT - Page 11
     for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2.  Setoff; Property Held by the Agent and the Banks.  If an
                   ------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to such Debtor whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's, the Syndication Agent's, the Documentation Agent's, the Alternate Currency Agent's or any Bank's right of setoff and as further security for the Obligations, each Debtor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of such Debtor now or hereafter on deposit with or held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank and all other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to such Debtor. The rights and remedies of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank may have.

     Section 5.3.  Performance by the Agent.  If any Debtor shall fail to
                   ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of such Debtor. In such event, the Debtors shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance


GUANRANTOR SECURITY AGREEMENT - Page 12
or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section 5.4.  Subrogation.  If any of the Obligations are given in renewal
                   -----------
or extension or applied toward the payment of indebtedness secured by any Lien, Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5.  Agent's Duty of Care.  Other than the exercise of reasonable
                   --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by any Debtor, and no refusal by the Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1.  Rights and Remedies.  If an Event of Default shall have
                   -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

            (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a


GUARANTOR SECURITY AGREEMENT - Page 13
     purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Each Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

            (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

            (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.


                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1.  Expenses.  The Debtors hereby jointly and severally agree
                   --------
to pay on demand: (a) all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and


GUARANTOR SECURITY AGREEMENT - Page 14
all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 7.2.  INDEMNIFICATION.  THE DEBTORS HEREBY JOINTLY AND SEVERALLY
                   ---------------
AGREE TO INDEMNIFY THE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE ALTERNATE CURRENCY AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE
                                  --------  -------
INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH


GUARANTOR SECURITY AGREEMENT - Page 15

PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3.  Limitation of Liability.  None of the Agent, the
                   -----------------------
Syndication Agent, the Documentation Agent, the Alternate Currency Agent, any Bank, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by such Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Debtor hereby waives, releases, and agrees not to sue the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4.  No Fiduciary Relationship.  The relationship between each
                   -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent nor any Bank has any fiduciary or other special relationship with any Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 7.5.  No Waiver; Cumulative Remedies.  No failure on the part of
                   ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6.  Successors and Assigns; Parties Bound.  This Agreement
                   -------------------------------------
shall be binding upon and inure to the benefit of the Debtors and the Agent and their respective heirs, successors, and assigns, except that the Debtors may not assign any of their rights or obligations under this Agreement without the prior written consent of the Agent. The Debtors' obligations and agreements hereunder are joint and several. The provisions of this Agreement shall apply to each Debtor, individually and collectively.


GUARANTOR SECURITY AGREEMENT - Page 16

     Section 7.7.  ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT.  THIS
                   --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 7.8.  Notices.  All notices and other communications provided for
                   -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.9.  GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                   --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10.  Headings.  The headings, captions, and arrangements used
                    --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.11.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank shall affect the representations and warranties of any Debtor herein or the right of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to rely upon them.

     Section 7.12.  Counterparts.  This Agreement may be executed in any
                    ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.13.  Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such


GUANRANTOR SECURITY AGREEMENT - Page 17
possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.15.  Termination.  If all of the Obligations shall have
                    -----------
been paid and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Borrower, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.16.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE ALTERNATE CURRENCY AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


GUANRANTOR SECURITY AGREEMENT - Page 18

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTORS:
                              -------

                              _____________________________________,
                              a ______________________


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________

                              Address:   1730 Briercroft
                                         Carrollton, Texas  75006
                              Fax No.:   (972) 466-0288
                              Phone No.: (972) 466-5000
                              Attention: General Counsel



GUANRANTOR SECURITY AGREEMENT - Page 19

                                AGENT:
                                -----

                                CHASE BANK OF TEXAS,
                                NATIONAL ASSOCIATION, as Agent



                                By:______________________________________
                                  Name:__________________________________
                                  Title:_________________________________

                                Address for Notices:  2200 Ross Avenue
                                                      Post Office Box 660197
                                                      Dallas, Texas  75266-0197
                                Fax No.:              (214) 965-2044
                                Telephone No.:        (214) 965-2705
                                Attention:            Allen K. King


GUARANTOR SECURITY AGREEMENT - Page 20

                                  Schedule 1

                      Location of Inventory and Equipment
                      -----------------------------------


                     Locations of Inventory and Equipment
                     ------------------------------------
            having an aggregate Inventory value of $100,000 or more
            -------------------------------------------------------

                    Debtor                        Locations
                    ------                        ---------



                     Locations of Inventory and Equipment
                     ------------------------------------
           having an aggregate Inventory value of less than $100,000
           ---------------------------------------------------------

                    Debtor                        Locations
                    ------                        ---------


SCHEDULE 1, Chief Executive Offices - Solo Page

                                  Schedule 2

                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------

                    Debtor                     Jurisdiction
                    ------                     ------------


SCHEDULE 2, Jurisdictions for Filing UCC-1 Financing Statements - Solo Page

                                  Schedule 3

                        Trade Names and Previous Names
                        ------------------------------

                   Debtor     Trade Names     Previous Names
                   ------     -----------     --------------


SCHEDULE 3, Trade Names and Previous Names - Solo Page

                                   EXHIBIT G
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                           Form of Pledge Agreement
                           ------------------------

                               PLEDGE AGREEMENT
                               ----------------

     THIS PLEDGE AGREEMENT (this "Agreement") dated as of ___________________,
                                  ---------
199___, is by and between _____________________________, a __________
corporation (the "Pledgor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                  -------
(formerly known as Texas Commerce Bank National Association), a national banking association ("Chase"), not in its individual capacity but solely as
              -----
administrative agent for itself and each of the other banks or lending institutions (each, a "Bank" and collectively, the "Banks") which is or may from
                       ----                         -----
time to time become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof (Chase in such capacity, together with its successors in such capacity, the "Agent").
                                           -----

                               R E C I T A L S:
                               - - - - - - - -

     A.  CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                            --------
Agent, The First National Bank of Chicago, as Syndication Agent, National City Bank, as the Documentation Agent, The Chase Manhattan Bank, as Alternate Currency Agent, and the Banks are parties to that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement").
                                                 ----------------

     B. As a condition to the Credit Agreement, the Pledgor is required to execute and deliver this Agreement.

                                 A G R E E M E N T:
                                 - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                         Security Interest and Pledge
                         ----------------------------

     Section 1.1  Terms Defined in Credit Agreement. All capitalized terms used
                  ---------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Credit Agreement.

     Section 1.2  Security Interest and Pledge. Subject to the terms of this
                  ----------------------------
Agreement, Pledgor hereby pledges and grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in the following property whether now owned or hereafter acquired by Pledgor (such property being hereinafter sometimes called the "Collateral"):
                                  ----------

          [(a)    All of Pledgor's rights, titles and interests (whether legal, equitable or beneficial) but not obligations or liabilities (collectively, the "Partnership Interest") as a
          --------------------

PLEDGE AGREEMENT - Page 1

     [limited partner/general partner] of ____________________________, a Texas limited partnership (the "Partnership"), and all of Pledgor's rights,
                               -----------
     titles and interests in, to and under that certain partnership agreement forming the Partnership by and between Pledgor and ____________, including, without limitation, the Pledgor's undivided interest in partnership properties and assets and any and all rights to receive distributions, whether in cash or in kind, draws, proceeds, income, or any other payment of any nature whatsoever, or assignment or conveyance of undivided interests in assets, whether real or personal, made or required to be made with respect to the Partnership Interest, whether upon dissolution or termination of the Partnership or otherwise, including without limitation all interests of Pledgor in all payments, gross receipts, accounts, accounts receivable, notes and other rights to the payment of money and all property and assets of the Partnership, together with any and all evidence of the Partnership Interest and any and all certificates, options, rights, or other interests or distributions issued in addition to, in substitution or exchange for, or on account of, the Partnership Interest, and any and all exchanges and substitutions for, increases, products and proceeds of the foregoing, all of the foregoing whether now owned or hereafter acquired by Pledgor;]

          [(b)    All present and future issued and outstanding shares of
     capital stock or other equity or investment securities issued by ____________, now owned or hereafter acquired by Pledgor, including without limitation _____ shares of common capital stock of ____________ evidenced by certificate number _____;]

          [(c)    (i) 65% of all present and future issued and outstanding
     shares of voting capital stock or other voting equity or investment securities issued by ________________ __________, a ____________
     corporation ("____________"), now owned or hereafter acquired by Pledgor, including without limitation _________ shares of common capital stock of ____________ evidenced by certificate no. _____, and (ii) 100% of all present and future issued and outstanding shares of non-voting preferred stock or other non-voting equity or investment securities issued by ____________, now owned or hereafter acquired by Pledgor;]

          [CellStar International:

          (d) _______ shares of Hong Kong Dollar one each representing 65% of all present issued share capital of CellStar (Asia) Corporation Ltd., a Hong Kong corporation ("CellStar Asia");]
                             -------------

          (e) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

PLEDGE AGREEMENT - Page 2

          (f) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (g) 65% of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (h) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (i) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

     Section 1.3  Obligations. The security interest granted, ratified and
                  -----------
confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Pledgor, now existing or hereafter arising (all of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):
                                  -----------

          (a) the indebtedness, liabilities and obligations of Borrower to the Banks evidenced by the Notes, executed by Borrower and payable to the order of the Banks, pursuant to the Credit Agreement;

          (b) the indebtedness, liabilities and obligations of Pledgor to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks under that certain Guaranty dated ____________, 199___ executed by the Pledgor and the other guarantors named therein in favor of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks;

          (c) the indebtedness, liabilities and obligations of the Borrower to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks pursuant to the Credit Agreement;

          (d) all of the "Obligations," as such term is defined in the Credit Agreement;

          (e)     all future Advances by the Agent or any Bank to the Borrower;

PLEDGE AGREEMENT - Page 3

          (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (g) all other obligations, indebtedness and liabilities of Pledgor to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (h) all extensions, renewals and modifications of any of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the obligations and would be owed by the Borrower to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Pledgor represents and warrants to the Agent that:

     Section 2.1  Title. Pledgor owns, and with respect to Collateral acquired
                  -----
after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any Person to purchase or otherwise acquire the Collateral or any part thereof. The Collateral is not subject to any restriction on transfer or assignment except for (a) compliance with applicable federal and state securities laws and regulations promulgated thereunder[, and (b) with regard to stock of CWI, that certain Shareholders Agreement dated as of January 22, 1996, among CWI, CPD, Inc., Pledgor and the other Shareholders (as defined therein)] [CellStar International: , and (c) prior approval of the directors of CellStar Asia as required by its Articles of Association, which approval has been completed for the transfer of the Collateral to the Agent]. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable. [Pledgor is the sole general partner of the Partnership.]

     Section 2.2  Organization and Authority. Pledgor is a corporation duly
                  --------------------------
organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the certificate/articles

PLEDGE AGREEMENT - Page 4
of incorporation or bylaws of Pledgor or any law, rule or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any agreement or instrument to which Pledgor is a party or by which Pledgor or any of its property is bound or subject.

     Section 2.3  Financing Statements. No financing statement covering any of
                  --------------------
the Collateral or its proceeds, except financing statements naming the Agent as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

     Section 2.4  Principal Place of Business. The principal place of business
                  ---------------------------
and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

     Section 2.5  Percentage of Stock. The shares of capital stock included in
                  -------------------
the Collateral constitute (a) 100% of the issued and outstanding shares of capital stock of _________________, (b) 65% of the issued and outstanding shares of voting capital stock of _____________________, and (c) 100% of the issued and outstanding shares of non-voting capital stock of _____________________.

     Section 2.6  Litigation. Except as disclosed on Schedule 8.5 to the
                  ----------
Credit Agreement, there is no litigation, investigation, or governmental proceeding pending or threatened against Pledgor or any of its properties which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Pledgor.

     Section 2.7  First Priority Perfected Security Interest. Upon the filing
                  ------------------------------------------
of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

[    Section 2.8  Benefit to Pledgor. The value of the consideration received
                  ------------------
and to be received by the Pledgor as a result of the Borrower, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks entering into the Credit Agreement and the Pledgor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Pledgor hereunder. Such liability and obligation of the Pledgor hereunder. Such liability and obligation and the Borrower's entering the Credit Agreement have benefitted and may reasonably be expected to benefit the Pledgor directly and indirectly. The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will benefit Pledgor and the consolidated corporate group of which the Pledgor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of the Pledgor. The Pledgor

PLEDGE AGREEMENT - Page 5
has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted. The Pledgor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable. The Pledgor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder. The foregoing representations are supported by the Pledgor's internal projections and forecasts. The Pledgor has determined that the execution and delivery of this Agreement is to its advantage and benefit, taking into account all relevant facts and circumstances.]

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

     Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 3.1  Delivery.  Prior to or concurrently with the execution and
                  --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsections (b) and (c) of Section 1.2 hereof, and all other
              ---------------     ---    -----------
certificates evidencing any other Collateral existing on the date hereof, accompanied by undated stock powers duly executed in blank. [CellStar
International: Prior to or concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Agent an instrument of transfer duly executed by the Pledgor in relation to the transfer of _____ shares in the issued share capital of CellStar Asia to the Agent or its nominee. The Pledgor will procure CellStar Asia to issue a share certificate in favor of the Agent or its nominee for the said _____ shares in due course. The Pledgor will also deliver to the Agent a contract note executed by the Pledgor in blank as further security for the Obligations. For the avoidance of doubt, the beneficial ownership of the said shares shall not be transferred to the Agent or its nominee unless or until an Event of Default shall occur.]

     Section 3.2  Encumbrances. Pledgor shall not create, permit, or suffer
                  ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 3.3  Disposition of Collateral. Pledgor shall not sell, assign
                  -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

     Section 3.4  Distributions. If Pledgor shall become entitled to receive
                  -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of,

PLEDGE AGREEMENT - Page 6
or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate [endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank], [CellStar International: instrument of transfer and contract note duly executed by the Pledgor in blank] to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5  Further Assurances. At any time and from time to time, upon
                  ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3
                                                                   -----------
hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank, pledge endorsements, other appropriate endorsements, or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. [delete if CellStar International: The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.]

     Section 3.6  Inspection Rights. Pledgor shall permit the Agent and its
                  -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

     Section 3.7  Taxes. The Pledgor agrees to pay or discharge prior to
                  -----
delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amounts or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or

PLEDGE AGREEMENT - Page 7
loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

     Section 3.8   Notification. Pledgor shall promptly, and in any event
                   ------------
within five days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 3.9   Books and Records; Information. Pledgor shall keep accurate
                   ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 3.10  Compliance with Laws and Agreements. Pledgor shall comply
                   -----------------------------------
in all material respects with all applicable laws, rules, regulations, orders and decrees of any Governmental Authority or arbitrator and all material agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section 3.11  Additional Securities. Pledgor shall not consent to or
                   ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                  ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

     Section 4.1   Power of Attorney. Pledgor hereby irrevocably constitutes
                   -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or
                            ------------     ---
the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money

PLEDGE AGREEMENT - Page 8
     or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This

PLEDGE AGREEMENT - Page 9
power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 4.2   Voting Rights. Unless and until an Event of Default shall
                   -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof in accordance with the direction of the Pledgor for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement.

     Section 4.3   Dividends and Distributions. Unless and until an Event of
                   ---------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain or distribute to Borrower any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Credit Agreement, except as provided in Section 3.4 hereof. [CellStar International: Accordingly, unless
            -----------
and until an Event of Default shall have occurred and be continuing, the Agent shall transmit to Pledgor any and all such cash dividends received by Agent.]

     Section 4.4   Setoff; Property Held by Agents and the Banks. If an Event
                   ---------------------------------------------
of Default shall have occurred and be continuing, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank and all other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to Pledgor. The rights and remedies of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of

PLEDGE AGREEMENT - Page 10
setoff) which the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank may have.

     Section 4.5   Performance by Agent. If Pledgor shall fail to perform any
                   --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.6   Agent's Duty of Care. Other than the exercise of reasonable
                   --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.1   Rights and Remedies. If any Event of Default shall occur, the
                   -------------------
Agent shall have the following rights and remedies:

          (a) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor

PLEDGE AGREEMENT - Page 11
     agrees that the Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

          (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent (if the Agent is not yet the registered owner of the Collateral) or the name or names of the Agent's nominee or nominees.

          (c) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (d) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral[, including, without limitation, all rights, titles and interests of Pledgor as general partner of the Partnership,] [and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.] [CellStar International: and shall no longer be required to vote in accordance with Pledgor's directions; and in the event that the Agent is not yet the registered owner of the Collateral, Pledgor shall deliver to Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.]

          (e) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral, [including without limitation the Partnership Agreements,] to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

PLEDGE AGREEMENT - Page 12

          (f) [Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.] [CellStar International: Pledgor hereby acknowledges and confirms that under applicable Hong Kong law the Agent cannot effect a public sale of any or all of the Collateral. Pledgor further acknowledges and confirms that if a private sale results in prices or other terms less favorable to the seller than may have resulted if such sale were a public sale, such circumstances shall not cause such sale to be deemed not to have been made in a commercially reasonable manner. Nothing in this Agreement shall prohibit a public sale of the Collateral if any change in circumstances or applicable law otherwise results in the availability of public sale with respect to the Collateral.]

          (g) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (h) The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1  Expenses. The Pledgor hereby agrees to pay on demand: (a)
                  --------
all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees

PLEDGE AGREEMENT - Page 13
and expenses of legal counsel for the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks, or any of them,
(c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     Section 6.2  INDEMNIFICATION. THE PLEDGOR HEREBY AGREES TO INDEMNIFY THE
                  ---------------
AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY [THE BORROWER OR] THE PLEDGOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF [THE BORROWER,] THE PLEDGOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER, THAT NO PERSON TO BE
                                  --------  -------
INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR

PLEDGE AGREEMENT - Page 14

RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 6.3   No Waiver; Cumulative Remedies. No failure on the part of
                   ------------------------------
the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.4   Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 6.5   AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE
                   ---------------------------
FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.6   Notices. All notices and other communications provided for
                   -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 6.7   GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT
                   ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 6.8   Headings. The headings, captions, and arrangements used in
                   --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

PLEDGE AGREEMENT - Page 15

     Section 6.9   Survival. All representations and warranties made in this
                   --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them.

     Section 6.10  Counterparts. This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.11  Severability. Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.12  Construction. Pledgor and the Agent acknowledge that each
                   ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

     Section 6.13  Termination. If all of the Obligations shall have been paid
                   -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement. The Agent shall also return to the Pledgor all documents, including certificates, instruments of transfer and contract notes in relation to the Collateral.

     Section 6.14  WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY
                   --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE ALTERNATE CURRENCY AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

PLEDGE AGREEMENT - Page 16

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              PLEDGOR:
                              -------

                              ______________________________________


                              By:___________________________________
                                 Name:______________________________
                                 Title:_____________________________

                              Address for Notices:

                              [1730 Briercroft
                              Carrollton, Texas 75006
                              Fax No.: (972) 466-0288
                              Telephone No.: (972) 466-5000
                              Attention: General Counsel]

                              AGENT:
                              -----

                              CHASE BANK OF TEXAS,
                              NATIONAL ASSOCIATION, as Agent


                              By:___________________________________
                                 Name:______________________________
                                 Title:_____________________________

                              Address for Notices:

                              2200 Ross Avenue, 3rd Floor
                              Dallas, Texas 75201
                              Fax No.: (214) 965-2997
                              Telephone No.: (214) 965-2705
                              Attention: Allen K. King


PLEDGE AGREEMENT - Page 17

                                   EXHIBIT H
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                   Guaranty
                                   --------

                                   GUARANTY
                                   --------

     THIS GUARANTY ("Guaranty"), dated as of ________________, 199__, is
                     --------
executed by the undersigned guarantors (each a "Guarantor" and, collectively,
                                                ---------
the "Guarantors"), for the benefit of each of the banks or lending institutions
     ----------
(each, a "Bank" and, collectively, the "Banks") which is or may from time to
          ----                          -----
time become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof, and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), a national banking association ("Chase"), as agent for itself and each of the
                               -----
other Banks (Chase in such capacity, together with its successors in such capacity, the "Agent").
               -----

     WHEREAS, Cellstar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, The First National Bank of Chicago, as Syndication Agent, National City Bank, as Documentation Agent, The Chase Manhattan Bank, as Alternate Currency Agent and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"); and
                                    ----------------

     WHEREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

     1.  The term "Guaranteed Indebtedness", as used herein, means all of the
                   -----------------------
"Obligations", as defined in the Credit Agreement. The term "Guaranteed
                                                             ----------
Indebtedness" shall include any and all post-petition interest and expenses
------------
(including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent, any Bank or any other party, or which any Guarantor may have against Borrower, the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent, any Bank or any other party, shall be available to, or shall be asserted by, any Guarantor against the Agent, the Syndication Agent, the

GUARANTY - Page 1

Documentation Agent, the Alternate Currency Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

     3. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Agent, for the pro rata benefit of the Banks, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Agent.

GUARANTY - Page 2

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks that:

          (a) Each and every representation and warranty contained in the Credit Agreement is true and correct in all respects.

GUARANTY - Page 3

          (b) The value of the consideration received and to be received by such Guarantor as a result of Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Credit Agreement and the extensions of credit thereunder have benefitted and may reasonably be expected to benefit such Guarantor directly or indirectly.

          (c) Such Guarantor has, independently and without reliance upon the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrower and the Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C.(S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not

GUARANTY - Page 4
the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank, including without limitation, property held in safekeeping. In addition to the Agent's, the Syndication Agent's, the Documentation Agent's, the Alternate Currency Agent's and each Bank's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank and all other sums at any time credited by or owing from the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to such Guarantor. The rights and remedies of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank may have.

     10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the pro rata benefit of the Banks, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent, for the pro rata benefit of the Banks, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Banks against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided, however, that so long as no Event of Default shall have
            --------  -------
occurred, Borrower shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, payments on account of Subordinated Indebtedness consisting of trade payables owing by Borrower to any Guarantor. Upon the request of the Agent, each Guarantor shall execute, deliver, and endorse to the Agent, for the pro rata benefit of the Banks, such documents and instruments as the Agent may request to perfect, preserve, and enforce the rights of the Agent and the Banks hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness,
                    -------------------------
liabilities, and obligations of Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness,

GUARANTY - Page 5
obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against Borrower or any Subsidiary or exercise or enforce any other creditor's right it may have against Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of Borrower or any Subsidiary unless and until the Guaranteed Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower or any Subsidiary as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Banks, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11.  No Guarantor shall prepay any Debt, except the Guaranteed
Indebtedness.

     12. No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks. No failure on the part of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

GUARANTY - Page 6

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

     15. Each Guarantor recognizes that the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. Guarantors jointly and severally agree to pay on demand all attorneys' fees and all other costs and expenses incurred by the Agent and each Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each Bank may exercise any and all rights granted to them

GUARANTY - Page 7
under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks that such Guarantor has adequate means to obtain from the Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower and the Subsidiaries and that such Guarantor is not relying upon the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent or any Bank to provide (and neither the Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent nor any Bank shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Agent.

     23. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE ALTERNATE CURRENCY AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GUARANTY - Page 8

     EXECUTED as of the day and year first written above.

                                   GUARANTORS:
                                   ----------

                                   ____________________________________________,
                                   a ________ corporation


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                   Address:   1730 Briercroft
                                              Carrollton, Texas 75006
                                   Fax No.:   (972) 466-0288
                                   Phone No.: (972) 466-5000
                                   Attention: General Counsel

GUARANTY - Page 9

                                  EXHIBIT I-1
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                 L/C Application for Standby Letters of Credit
                 ---------------------------------------------

 [LOGO OF CHASE BANK OF TEXAS]

                           APPLICATION AND AGREEMENT

                   FOR IRREVOCABLE STANDBY LETTER OF CREDIT

      [_] WITHOUT RENEWALS      [_] WITH RENEWALS   Renewable until ____________
                                               FOR BANK USE ONLY   Latest date

To:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
     P.O. Box 2558                                        Date:                 L/C No.:
                                                          --------------------------------------------
     Houston, Texas 77252-8300                            Applicant No.:
                                                          --------------------------------------------
     Date of this Application ________________            Beneficiary No.:
                                                          --------------------------------------------
                                                          Advising Bank No.:
                                                          --------------------------------------------

Gentlemen:
The undersigned Applicant(s) hereby request(s) you to establish an irrevocable Standby Letter of Credit as set forth below in such language as you may deem appropriate, with such variations from such terms as you may in your discretion determine are necessary and are not materially inconsistent with this Application and Agreement, and forward the same by:

[_]  Cable/telex (full details)         [_]  Airmail        [_]  Brief Cable/telex        [_]  Other _______________________________

[_]  Through our correspondent for delivery to the beneficiary or advised through _________________________________________________
[_]  Directly to beneficiary
All banking charges other than the issuing Bank's are for      [_]  Beneficiary           [_]  Applicant(s)

___________________________________________________________________________________________________________________________________
  Liability of                                                         on Behalf of (as to appear on Letter of Credit)


_________________ In favor of (Beneficiary)___________________   __________________________________________________________________
                                                                                              Amount

                                                                 In figures:

                                                                 In words:

____________________________________________________________________________________________________________________________________
Partial drawings:    [_] Allowed      [_] Not Allowed            Expiring at the close of business on

If drawings are allowed in installments within given periods and no drawing is made for an installment within the applicable
period, the credit
                                                                 ___________________________________________________________________
[_] Shall  [_] Shall not      be available for subsequent        At your counters, unless otherwise indicated, for Sight Payment installments
____________________________________________________________________________________________________________________________________

To be available by drafts at sight drawn on you duly signed and endorsed, or specify any other drawee:______________________________
And accompanied by documents as specified below:
Beneficiary's manually signed statement on its letterhead reading exactly as follows:






_______________________________________________________________________________
(Complete only when the beneficiary's bank or correspondent is to issue its undertaking based on the issued Standby Letter of Credit)

[_] Request beneficiary's bank to issue and deliver their (specify type of undertaking, bid or performance bond, or other)

    ___________________________________________________
    in favor of:

    ___________________________________________________

    For an amount not exceeding that specified above, effective immediately and expiring at their office on_____________________________________
                                (30 days prior to expiry date above)

    relative to________________________________________________________________

    THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH ON THE FOLLOWING PAGES, TO WHICH TERMS AND CONDITIONS WE AGREE Please date and sign this Application and Agreement on Page 4 hereof.
_______________________________________________________________________________

               TERMS AND CONDITIONS FOR STANDBY LETTER OF CREDIT

          In consideration of the issuance of the letter of credit and all renewals, extensions, replacements and amendments thereof (herein called the "Credit") by Bank in accordance with this Application and Agreement (this "Agreement"), the undersigned (hereinafter called "Applicants," whether one or more) jointly and severally agree to the following terms and conditions.

     1. Applicants promise to pay to Bank on demand at its office shown on front, in United States currency as follows:

  A. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit which are payable in United States currency, the amount paid thereon, or, if so demanded by Bank, to pay Bank at its office in advance the amount required to pay such drafts, draws, demands or other evidence of amounts drawn under or purporting to be drawn under the Credit;

  B. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit which are payable in currency other than United States currency, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or (ii) the equivalent of the amount paid, in United States currency, at Bank's then current selling rate for such currency;

  C. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever and by whomsoever and wherever imposed in connection with this Agreement, the Credit or any transactions hereunder or thereunder, and

  D. Interest on all amounts owing to Bank hereunder at the maximum nonusurious rate of interest permitted by applicable laws of the United States of America or the State of Texas, from time to time in effect, whichever shall permit the highest lawful rate (hereinafter called "the Highest Lawful Rate"). At all times, if any, that Chapter One of Title 79, Texas Revised Civil Statues, 1925, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated" rate ceiling (as defined therein) from time to time in effect. It is the intention of Applicants and Bank to conform strictly to applicable usury laws. It is therefore agreed that: (i) if, for any reason, the interest received for the actual period of the existence of any loan by Bank hereunder exceeds the Highest Lawful Rate, Bank shall refund to Applicants the amount of the excess or shall credit the amount of the excess against amounts owing hereunder and shall not be subject to any of the penalties provided by law for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Agreement or otherwise in connection with this Agreement or the Credit, shall not for the actual period of the existence of any loan hereunder exceed the maximum amount of interest, nor produce a rate in excess of the Highest Lawful Rate, (iii) if, for any reason, usurious interest is contracted for, charged or received, then the sole remedy of Applicants shall be to receive a refund thereof or a credit on the accrued and unpaid interest and unpaid principal under this Agreement equal to the usurious interest, it being agreed that usurious interest shall mean the amount by which the total interest contracted for, charged or received exceeds the amount of interest allowed by applicable law; and this Agreement shall be automatically deemed reformed so as to permit only the collection of the Highest Lawful rate of interest, and (iv) determination of the rate of interest on any loan evidenced hereby shall be made by amortizing, prorating, allocating,, and spreading, in equal parts during the period of the full stated term of such loan, all interest at any time contracted for, charged or received from Applicants in connection with such loan.

  E. Applicants assume all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in other than United States currency, and if there is no then prevailing exchange rate, Bank may obtain the non-United States currency from any commercially reasonable source, in which case Applicants shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.

  F. Demand, for all purposes of this Agreement, shall be considered made at the time Bank mails, telephones or otherwise sends notification to Applicants.

  G. Applicants agree to pay to Bank, any Member and/or Correspondent (as hereinafter defined), or its correspondents, annually in advance not later than forty-five (45) days prior to the then current expiration date of the Credit, all fees and commissions owing to or which become owing in respect of the Credit. Such fees and commissions shall be payable at the then current rate charged by Bank and/or other entity(ies). Payment of such fees or commissions in advance shall not affect the Bank's absolute right not to renew the Credit; however, should Bank decide in its sole and absolute discretion not to renew the Credit, Bank shall refund such advance payment to Applicants.

     2. Applicants agree that if because of any law or regulation, or because of any change in any existing law or regulation, or in the interpretation thereof by any official authority, whether or not having the force of law, which comes into effect after the date of this Agreement, (a) Bank or Applicants should, with respect to this Agreement the Credit or any transactions hereunder or thereunder, be subject to any tax, charge, fee, insurance premium, deduction or withholding of any kind whatsoever, or (b) reserve requirements, or changes in existing reserve requirements, should be imposed on Bank with respect to this Agreement or the Credit or any transactions hereunder or thereunder, and if any of the above-mentioned measures, or any other similar measure, should result in
(i) any increase in the cost to Bank of issuing and maintaining the Credit pursuant to this Agreement or of any transaction under or in connection with the Credit or this Agreement, or (ii) any reduction in the payment or deposit of any amount (principal, interest, fee, commission or otherwise) receivable by Bank in respect of the Credit or this Agreement or of any transaction under the Credit or this Agreement, then Applicants shall pay to Bank upon demand such increased cost or reduction, including such additional amounts as may be necessary so that every net payment or deposit, after deduction or withholding for or on account of such payment or deposit (including any taxes levied on additional amounts paid pursuant to this paragraph), will not be less than the corresponding amount provided for under the Credit or this Agreement before giving effect to such increased cost or reduction; provided that in no event shall any additional amounts which constitute interest exceed what is considered, together with other interest payments, the Highest Lawful Rate.

     3. Availments under the Credit may be effected through Bank or any advising or confirming bank (the "Payor") at the then current buying rate of the Payor for banker's sight drafts at the place from which the Payor is to receive reimbursement under the terms of the Credit, it being understood and further agreed: (a) that the amount(s) disbursed to the beneficiary(ies) relative thereto may be in the currency local to the site of the Payor, and may be reduced by any taxes and/or other charges whether of the Payor or otherwise, and
(b) that an advice of an availment under the Credit from the Payor shall be sufficient evidence to Bank of an availment under the Credit, and such evidence thereof shall be binding upon Applicants for the purposes of this Agreement.

     4. If at any time(s) any funds and/or securities are paid to or deposited with or under the control of Bank, not as payment under paragraph 1 hereof, but to be held relative hereto, same shall be held as collateral security for the Obligations (as hereinafter defined) and without Applicants having any right to dispose of the same while any Obligations (as hereinafter defined) exist under this Agreement, but with the discretionary right in Bank to release or surrender all or any part of said funds and/or securities to or upon the order of Applicants. If any such funds are available to Bank at its office in the currency of the Credit at any time after any payment may become due hereunder, Bank may (acting in each instance in its discretion and without being required to make any prior demand for payment hereunder) apply all or any part thereof at any time(s) on account of the Obligations (as hereinafter defined), irrespective of the then current rate of exchange. Should the aggregate market value of any such funds and/or securities at any time(s) suffer any decline, or should any such property be unavialable at any time for any reason to Bank at its office or fail to conform to legal requirements. Applicants will, upon demand, make such payment(s) on account of the aforesaid Obligations, or as additional collateral therefor, will deposit and pledge with Bank additional property that is satisfactory to Bank. If any such funds as aforesaid be other than United States Dollars and occasion arises for a refund by Bank of all or any portion thereof, it shall be optional with Bank as to whether refund will be made (a) in United States Dollars at the buying rate for the foreign currency on the date of refund, or (b) in the amount and kind of the foreign currency on the date of refund, or (c) by instructing a branch or correspondent of Bank to hold the refundable amount of foreign currency for Applicants' account and risk.

     5. Applicants hereby pledge, assign and hypothecate to Bank as security for any and all of the obligations and liabilities of Applicants with respect to the Credit, the Application portion of this Agreement (the "Application") and this Agreement, whether hereinbefore or hereinafter referred to, now or hereafter existing (herein called the "Obligations"), any and all property of Applicants now or at any time(s) hereafter in Bank's possession or control or in the possession or control of any third party acting in Bank's behalf, whether for the express purpose of being used by Bank as collateral security or for safekeeping or for any other or different purpose, including such property as may be in transit by mail or carrier to or from Bank, a lien and security interest being hereby given Bank upon and in any and all such property for the aggregate amount of the Obligations; and Applicants authorize Bank, at Bank's option, at any time(s), whether or not the property then held by Bank as security hereunder is deemed by Bank to be adequate, to appropriate and apply to or upon any and all of the Obligations, whether or not then due, any and all monies now or hereafter with Bank on deposit or otherwise to the credit of orbelonging to Applicants and in Bank's discretion, to hold any such monies as security for any such Obligations until the exact amount thereof, if any, shall have been definitely ascertained by Bank. Bank's rights, liens and security interests hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property which may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given Bank in connection with any of the Obligations, Applicants, and each of them individually, hereby waiving notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly agreed thereto in advance.

     6. Applicants agree at any time and from time to time, on demand, (i) to deliver, convey, transfer or assign to Bank, as security for any and all of the Obligations, and also for any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time hereafter, be owing by Applicants to Bank, additional security of a value and character satisfactory to Bank, or (ii) to make such cash payment(s) in partial or full satisfaction of the Obligations of such other obligations or liabilities as Bank in its sole discretion may require.

     7. Bank is hereby authorized, as its option and without any obligation to do so, to transfer to and/or register in the name(s) of Bank's nominee(s) all or any part of the property which may be held by it as security at any time(s) hereunder, and to do so before or after the maturity of any of the Obligations and with or without notice to Applicants.

     8. The word "property" as used herein includes goods and merchandise (as well as any and all documents relative thereto), securities, funds, monies (whether United States currency or otherwise), choses in action and any and all other forms of property, whether real, personal or mixed, tangible or intangible, and any right or interest of Applicants, or any one or more of them, therein or thereto. Bank is authorized, at its option, to file financing statement(s) and continuation statement(s) without the signature of Applicants with respect to any of the property, and Applicants jointly and severally agree to pay the cost of any such filing and to sign upon request any instruments, documents or other papers which Bank may require to perfect its security interest in the property. A cartoon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement.

     9. No proceeds of the Credit will be used for any purpose which would constitute the Credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

     10. Applicants jointly and severally represent and warrant that (a) each of them which is not a natural person is duly organized in good standing and validly existing with full power and authority to execute this Agreement; (b) the execution of this Agreement has been duly authorized by all necessary action on the part of all Applicants and does not violate or contravene any law, regulation, order or decree or the articles of incorporation, bylaws, partnership agreement or any other organizational document of any Applicant; (c) all requisite licenses, permits and franchises for the operation of Applicant's business are in full force and effect; (d) any financial statements delivered to Bank in connection herewith fairly present the financial condition and results of operations of the subject or subjects thereof as of the dates and for the periods indicated therein, and no material adverse change has occurred in the financial condition of the subject or subjects thereof since the dates thereof;
(e) except as disclosed in writing to Bank in connection herewith, no litigation or administrative proceeding is pending or threatened against any Applicant; and
(f) each Applicant has filed all tax returns required to have been filed and paid all taxes shown thereon to be due. Applicants further represent and warrant to Bank that Applicants are not now in violation of any applicable limitations on the aggregate amount of loans that may be made to a borrower by any lender and that issuance of the Credit by Bank will not be, or cause the aggregate credit outstanding to any or all Applicants to exceed such limitations, and Applicants covenant and agree that Applicants will at all times during the term of this Agreement fully comply with and fully advise Bank and Member, if any, of all circumstances relevant to, all applicable lending limits.

     11. Upon the non-performance of any of the promises to pay herein set forth, or upon the non-payment of any of the Obligations or other obligations or liabilities of Applicants herein, or upon the failure of Applicants to furnish satisfactory additional collateral or to make payments on account as hereinabove agreed or to perform or comply with any of the other terms or provisions of this Agreement, or in the event of default under any security agreement or guaranty or other document securing or guaranteeing Applicants payment and performance of the Obligations, or should any information supplied on behalf of Applicants prove to be incorrect, false or misleading, or in the event of the death. Insolvency, business failure, dissolution or termination of existence of any Applicant, or in case any petition in bankruptcy is filed by or against any Applicant, or any proceeding is commenced for the relief or readjustment of any indebtedness of any Applicant, either through reorganization, composition, extension or otherwise, or if any Applicant should make an assignment for the benefit of creditors or take advantage of any insolvency law, or if a receiver for any property of any Applicant should be appointed at any time, and in each case any of the foregoing is initiated under laws or regulations of any jurisdiction relating to the relief of debtors, then upon such occurrence, any or all of the Obligations shall, at Bank's option, become due and payable immediately, without demand or notice, notice of acceleration and of intention to accelerate being hereby expressly waived by each Applicant.

     12. Upon Applicants' failure to pay any Obligation when due, as aforesaid, or upon the occurrence of any of the events described in paragraph 11 above, Bank shall have, in addition to all other rights and remedies allowed by law, the right immediately, without demand for performance and without notice of intention to sell or of the time or place of sale or of redemption or other notice or demand whatsoever to any Applicant, all of which are hereby expressly waived, and without advertisement, to sell at any broker's board, or at public or private sale, or to grant options to purchase, or otherwise to realize upon the whole or from time to time any part of the collateral upon which Bank shall have a security interest or lien as aforesaid, or any interest which Applicants may have therein, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses (including but not limited to reasonable attorney's fees for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as Bank shall elect, and whether then due or not due, Applicants remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, each Applicant hereby agrees that a notice sent at least two
(2) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. Applicants also agree to assemble the said collateral at such place or places as Bank designates by written notice. At any such sale or other disposition, Bank may itself purchase the whole or any part of the said collateral sold, free from any right of redemption on the part of Applicants and free of any right to require sale in inverse order of alienation, which rights are hereby waived and released. Applicants agree that the said collateral secures, and further agree to pay on demand, whether or not any default by Applicants has occurred, all expenses (including but not limited to: reasonable attorneys' fees for legal services of every kind, the cost of any Insurance and the payment of all taxes or other charges) of, or incidental to, the custody, care, appraisal, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of Bank's rights hereunder. Where applicable, Bank shall have, to the maximum extent permitted by applicable law, in addition to and cumulative of the rights hereinabove provided, all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Texas on the date of this Agreement.

     13. No delay on the part of Bank in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given or made upon Applicants by Bank with respect to any power of sale, lien or other right hereunder, shall constitute a waiver thereof or limit or impair the right of Bank to take any action or to exercise any power of sale, lien, option or any other right hereunder, without demand or notice or prejudice to the rights of Bank as against Applicants in any respect. Any and all rights and liens of Bank hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property as referred to herein, or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, Applicants each hereby waiving notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and each hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly and specifically agreed thereto.

     14. The users and beneficiaries of the Credit shall be deemed Applicants' agents, and Applicants assume all risks of the acts or omissions of the users or beneficiaries of the Credit. Neither Bank nor its correspondents or affiliates shall assume any liability to anyone for failure to pay or accept if such failure is due to any restriction in force at the time and place of presentment, and Applicants agree to indemnify Bank from any consequences that may arise therefrom. Neither Bank or Bank's correspondents or affiliates shall be liable or responsible in any respect for any (a) error, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with the Application or the Credit, whether transmitted by cable, radio, telegraph, twx, wireless, mail, electronic mail, telex, telefax, telecopy, SWIFT, or otherwise and despite any cipher or code which may be employed, or (b) errors in translation or for errors in interpretation of technical terms, or (c) action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary(ies) or otherwise in connection with the Credit, or (d) validity, sufficiency or genuineness of document(s) even if such document(s) should in fact prove to be in any or all respects invalid or insufficient, fraudulent or forged, or (e) act, error, neglect or default, omission, insolvency or failure in business of any of Bank's correspondents. The happening of any one or more of the contingencies described above shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction, or omission taken or suffered by Bank or by any of its correspondents under or in connection with the Credit or the relative drafts, demands, documents or property. If in good faith and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of its correspondents may deem to be applicable thereto, shall be binding upon Applicants and shall not place Bank or any of its correspondents under any resulting liability to Applicants. If the Credit or this Agreement shall be terminated or revoked by operation of law as to any Applicant, or if any Applicant shall restrain the payment of the Credit by court order or any other means, or if this Agreement or the Credit are amended, modified, revoked or cancelled as provided for herein and any dispute, claim, demand or cause of action arises with respect thereto. Applicants will jointly and severally indemnify and save Bank harmless from any and all loss, cost, damage, expense, suit, claim, cause of action, judgment and attorneys' fees which may be suffered or incurred by Bank, whether caused in whole or in part by the negligence of Bank or any correspondent or affiliate of Bank.

     15. The Credit and this Agreement may be amended, modified, cancelled or revoked only upon the receipt by Bank from all Applicants of a written request therefor, and then only such terms and conditions as Bank may prescribe and then only by a writing signed by all Applicants, the beneficiaries and Bank. Notwithstanding the foregoing, however, Bank may, upon receipt of a written request therefor, signed by all Applicants, extend the expiration date and/or increase the amount of the Credit without the written or oral acceptance or consent of any or all beneficiaries of the Credit. Bank is authorized without reference to or approval by any Applicant to set forth the terms appearing on the Application portion hereof in the Credit and to modify or alter such terms in such language as Bank may deem appropriate, with such variations from such terms as Bank may at its discretion determine (which determination shall be conclusive and binding upon Applicants) are necessary and are not materially inconsistent with such terms.

     16. Notwithstanding anything herein (except paragraph 17) to the contrary, it is understood and agreed that, if the Credit is issued in favor of a sovereign or commercial entity which is to issue a commitment or guarantee on Applicants' behalf in connection herewith, each Applicant shall remains liable on the Credit until Bank is fully released in writing by such entity. Applicants jointly and severally agree to pay (a) all costs and expenses incurred by Bank in connection of amounts advanced under the Credit and any and all other amounts remaining unpaid hereunder through probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if collection of any such amount is placed in the hands of an attorney for collection after default.

     17. Notwithstanding anything contained herein or in any other separate security agreement or other document executed heretofore, herewith or hereafter in connection with or related to this credit obligation, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227. Regulation AA, promulgated by the Federal Reserve Board), the security for this credit obligation shall not extend to any non-possessory security interest in household goods (as defined in said Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein shall be construed under any circumstances to extend to any waiver of notice prohibited by Regulation AA.

     18. This Agreement and the Credit are subject to and incorporate fully herein (except as expressly modified herein or in the Credit) the Uniform Customs and Practice for Documentary Credits (1993 Revision). International Chamber of Commerce Publication No. 500, (hereinafter referred to as "The Uniform Customs"). This Agreement and the rights of Applicants and Bank hereunder shall be subject to and governed by the substantive laws of the State of Texas, without regard to the rules regarding conflicts of laws, except when the substantive laws of the State of Texas conflict with the Uniform Customs, in which event the provisions of the Uniform Customs shall govern.

     19. If the Credit is governed by the laws of a foreign jurisdiction, the Credit may require Bank to pay funds as Bank's primary obligation in the event Bank is, or in good faith deems itself to be, obligated to advance funds to the beneficiary(ies) hereof. Applicants hereby expressly jointly and severally agree to reimburse Bank on demand for all such advances made, notwithstanding any expiration or cancellation of the Credit by Bank or under Texas law or the Uniform Customs and even though Applicants may have an unresolved controversy with a third party or the beneficiary(ies) related to the transaction for which the Credit is being sought, including the proper interpretation of the law of such foreign jurisdiction. In the event Applicants have a dispute with the beneficiary(ies) or a third party, Applicants are required to reimburse Bank on demand, and Applicants' remedy is to seek reimbursement from the beneficiary(ies) or the third party. Bank is expressly authorized to presume that all demands for payment made by the beneficiary(ies) hereof are made in accordance with such foreign law.

     20. Unless otherwise expressly stated herein or in the Credit, neither the Credit nor this Agreement may be assigned by the beneficiary(ies) or any Applicant without the prior written consent of Bank. Bank may assign or transfer the Credit or this Agreement, or any instrument(s) evidencing all or any of the Obligations, and may deliver all or any of the property then held as security therefor, to the transferee(s) of Bank, who shall thereupon become vested with all of the powers and rights in respect thereof given to Bank herein or in the instrument(s) transferred, and Bank shall thereafter be forever relieved and fully discharged from any liabilities or responsibility with respect thereto, but Bank shall retain all rights and powers hereby given with respect to any and all instrument(s), rights or property not so transferred.

     21. This Agreement, the Application and the Credit constitute the entire agreement among the parties hereto, except for such agreements executed in connection herewith which specifically refer to this Agreement, the Application or the Credit or which grant to Bank a lien or security interest to secure any debts or obligations of any Applicant, regardless of any reference or lack thereof to this Agreement, Application or the Credit. Terms used herein in the plural number shall be construed as singular as the context requires and vice versa.

     22. Although the Credit may refer to a particular agreement or other obligation to the beneficiary(ies) executed by Applicants, the terms of such agreement are not in any manner incorporated herein. Bank shall therefore make payment upon demand under the Credit unless it appears that such demand, on its face, does not comply with the terms of the Credit. Such payment shall be made without regard to performance of any obligation by any contracting party under such agreement.

     23. Applicants agree that at all times now and hereafter they will indemnify and save Bank harmless from and against all suits, judgments, liabilities, losses or damages to it arising in any manner, including negligence on the part of Bank in connection with the Credit or this Agreement, unless due to gross negligence or willful misconduct on the part of Bank and from and against all costs, charges and expenses, including in connection with all legal proceedings, whether groundless or otherwise, attorneys' fees, it being the purpose of this Agreement to protect Bank fully in the premises.

     24. Applicants agree that no acceptance or payment of overdrafts or irregular drafts or of drafts with irregular documents attached shall, if assented to or approved by any Applicant orally or in writing, or if Bank in good faith accepts an indemnity limited to the actual damage, if any, caused by such irregularity or discrepancy, impair any rights which Bank may have under this Agreement. In case of any variation between the documents called for by the Credit or this Agreement and the documents accepted by Bank or Bank's correspondents. Applicants shall each be deemed conclusively to have waived any right to object to such variation with respect to any action by Bank or Bank's correspondents relating to such documents and to have ratified and approved such action as having been taken on Applicant's direction, unless Applicants Immediately upon receipt of such documents (and prior to receipt thereof by any beneficiary or user of the Credit) file objection with Bank in writing, or unless Bank has been provided with an indemnity, as aforesaid. Applicants acknowledge and agree that, the information in the Application portion of this Agreement may be transmitted to Bank and relied on by Bank in issuing the Credit by any means acceptable to Bank, including without limitation, SWIFT, electronic mail, telex, telephone, twx, telecopy or telefax. Applicants, Member and Correspondent (both as hereinafter defined) agree to hold Bank harmless from and against all claims, expenses, costs, liabilities, attorneys' fees, suits, judgments, and causes of action arising out of any discrepancy between the information in this Agreement, including without limitation, the Application, and that transmitted to, or received by, Bank.

     25. Issuance by Bank of the Credit applied for herein shal constitute acceptance by Bank of this Agreement.

     26. If this Agreement contains the signature of a bank which is subsidiary of Chase Bank of Texas, National Association (hereinafter referred to as the "Member") or of a correspondent bank of Bank (hereinafter referred to as the "Correspondent"), then this paragraph shall be applicable. In consideration of Bank's issuing the Credit at the request of Correspondent or Member, as applicable, Correspondent or Member as applicable, agrees that it is an Applicant hereunder with respect to Bank, and it agrees to reimburse Bank on demand and authorizes bank, without demand or any notice whatsoever to charge, setoff against and otherwise exercise any rights Bank may have with respect to, any monies now or hereafter on deposit with or otherwise to the credit of or belonging to Correspondent or Member, as applicable, at or with Bank for any and all Obligations hereunder, whether or not any demand has been made on Applicants hereunder. As an Applicant hereunder, each Correspondent or Member Bank, as applicable, makes the same representations, warranties, covenants and agreements to Bank as the Applicants in paragraph 10 hereof and otherwise provided in this Agreement; provided, however unless otherwise agreed to in writing, or stated herein neither Member nor Correspondent agrees to furnish any security for this Agreement or the Credit other than the aforementioned monies. Upon Member's or Correspondent's, as applicable, payment to Bank of all Obligations hereunder, Bank thereupon automatically, and without further action on the part of any party, assigns and transfers its rights hereunder to Correspondent or Member, as applicable, who shall be fully subrogated thereto, and Applicants agree that any right, claim or cause of action which any of them may have hereunder or under the Credit shall be made only against Correspondent or Member, as applicable, and Applicants agree to indemnify and hold Bank harmless from and against any claims, costs, expenses, suits or causes of action by Applicants or any beneficiary or user of the Credit. Applicants hereby agree that Correspondent or Member, as applicable, shall also (in addition to Bank) have the same rights, remedies, security interests and other liens as are stated herein, to the same effect as if additional paragraphs were fully written herein containing the same terms but substituting "Correspondent" or "Member" for "Bank" throughout. All references to secured party, beneficiary or other similar term contained in any deed of trust, security agreement, financing statement or other document or instrument executed contemporaneously herewith or previously executed by any of the Applicants for the benefit of Member or Correspondent shall be deemed to include Bank as well as Member or Correspondent. All such security agreements, financing statements, deeds of trust and other documents and instruments and instruments are amended to the extent necessary in order that the Obligations of Applicants hereunder are secured thereby and by the collateral described therein on a pari passu basis with, and in addition to, any other obligations secured thereby.

     27. [ ] If this box is checked this paragraph is applicable. Applicants have requested Bank to issue a Credit which the Bank may, but is not required, to renew on an annual basis until the "latest date" indicated on the Application or such later date as any Applicant may hereafter request in writing. Applicants agree that Bank has made no commitment to any beneficiary or any Applicant, and that Bank has no obligation, to renew the Credit at or prior to the original or any subsequent expiration date. Except as expressly provided in the Credit. Bank shall have no liability to any beneficiary for the renewal of, or failure to renew, the Credit for any reason. Except as hereinafter agreed, the Bank shall not have any liability to Applicants due to the renewal of, or failure to renew, the Credit for any reason. Except to the extent any notice may be required in the Credit, Bank is not required to notify any beneficiary or Applicant of the renewal, or failure to renew, the Credit. Subject to the other conditions and indemnities in this Agreement, including negligence by Bank, Bank and Applicants agree that Bank will not renew the Credit if it receives, and an authorized officer of Bank acknowledges such receipt in writing, written notification from any Applicant at least 14 days and not more than 30 days prior to the earliest date on which, pursuant to the terms of the Credit, Bank must either renew or decline to renew the Credit or notify beneficiary(ies) of its decision to renew or not to renew the Credit. Such written notification must specify to the satisfaction of Bank the Credit, the then current expiration date, and such Applicant's request that the Credit not be renewed.

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
There are no unwritten oral agreements between the parties.

     APPLICANT:                             ____________________________________
                                                        Printed Name
     _________________________________
              Printed Name                  By:_________________________________

     By:______________________________                 Authorized Signature
            Authorized Signature
                                            CORRESPONDENT/MEMBER BANK:

     _________________________________      ____________________________________
               Printed Name                           Printed Name

     By:______________________________      By:_________________________________
            Authorized Signature                     Authorized Signature

BANK ACCEPTANCE: The Bank's Acceptance evidenced by the undersigned authorized representative's signature is provided as its acknowledgement that this agreement represents the final agreement by the parties which may not be contradicted by evidence of prior contemporaneous, or subsequent oral agreements between the parties.

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:______________________________________

                                  EXHIBIT I-2
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

               L/C Application for Commercial Letters of Credit
               ------------------------------------------------

[LOGO OF CHASE BANK OF TEXAS APPEARS HERE]

           APPLICATION AND AGREEMENT FOR COMMERCIAL LETTER OF CREDIT

TO:                                                                                 FOR BANK USE ONLY
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                            Date:_______________________L/C No.:__________________________
P.O.BOX 2558                                                         Applicant No.:________________________________________________
HOUSTON, TEXAS 77252-8300                                            Beneficiary No.:______________________________________________
Date of this Application ________________                            Advising Bank No.:____________________________________________

Please Issue an Irrevocable ([_] Transferable) letter of credit as set forth below and forward same by [_] Air mail [_] Brief Telex
[_] [_] Full Telex (No written confirmation to follow)
------------------------------------------------------------------------------------------------------------------------------------
Applicant(s) (Name and Address)                       Advising Bank (if blank, correspondent bank)

Account Number
--------------------------------------------------
Amount ___________________      __________________
           Figures                  Currency
Amount in Words                                       _____________________________________________________________________________
                                                      Beneficiary: (Name and Address)
[_] About (+ or -10%)
__________________________________________________
Partial Shipments  [_] Allowed  [_] Not Allowed
Transhipment       [_] Allowed  [_] Not Allowed
__________________________________________________
Shipment/Discharge/Taking in charge                   ______________________________________________________________________________
                                                      Against documents detailed herein and beneficiary's draft(s) drawn at [_]
                                                      Sight
From/At __________________________________________
Not Later Than ___________________________________    [_] ______ Days B/L Date  [_]___________ Days After Sight [_] ____________ on
To _______________________________________________    Chase Bank of Texas, N.A. or ________________________________________________
___________________________________________________________________________________________________________________________________
Expiry Date                                           Documents must be presented within _____ days after shipping date, but within
At the Counters of the Drawee Bank                    validity of credit.
___________________________________________________________________________________________________________________________________
[_] F.O.B.      [_] F.A.S.        [_] C.F.R.      [_]  C.I.F.     [_] C.I.P.    [_] F.C.A     [_] Other:___________________________
Name of City ______________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
Documents required:
[_]  Commercial invoice manually signed in original and _______ copies stating that it covers: (please mention commodity only, omitting excessive details)
     ______________________________________________________________________________________________________________________________
     ______________________________________________________________________________________________________________________________
[_]  Certificate of Origin in Original and ______ copies
[_]  Certificate of Weight and Measurement in Original and ____ copies [_] Mill Test Certificate in Original and _____ copies.
[_]  Special Customs invoice in Original and _____ copies              [_] Special Steel Summary Invoice in Original and ___ copies.
[_]  Packing List in Original and ____ copies
[_]  Inspection Certificate manually signed and issued by  _________________________________________________________________________
[_]  Negotiable Marine/Air Insurance Policy/Certificate in duplicate, for _______ % of invoice value
[_]  Covering  [_]  All Risks   [_]  War Risks  [_]  Other Risks (please specify) __________________________________________________
[_]  Copy of beneficiary's telex/fax sent to ____________________  within ______ days of shipment date advising details of shipment.
[_]  Clean Railway Bill   [_] Clean Truck Bill of Lading  [_] Clean Air Waybill    Consigned to: ___________________________________
[_]  "Clean on Board" Marine Bills of Lading (full set required if more than one original has been issued) consigned to [_] order of Chase Bank of Texas, N.A.
     [_] to the order of __________________________________________________________________________________________________________
     Notify: ______________________________________________________________________________________________________________________
     Marked Freight           [_]  Collect           [_]  Prepaid
[_]  Beneficiary's statement evidencing that 1 set of non-negotiable documents has been sent by   [_] Fax  to_______________________
     within ____________ days of shipment.                                                        [_] Courier
Other documents:____________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
All documents to be forwarded in one cover by registered airmail, unless otherwise stated under Special Instructions.
Special Instructions: ______________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
All banking charges other than the issuing bank's are for     [_] Beneficiary     [_]  Applicant
[_] Insurance effected by Applicants, who agree to keep insurance coverage in effect until this transaction is completed.

________________________________________________________________________________
WE HEREBY CERTIFY THAT TRANSACTIONS IN THE MERCHANDISE COVERED BY THIS APPLICATION ARE NOT PROHIBITED UNDER THE FOREIGN ASSETS CONTROL REGULATIONS OF THE UNITED STATES TREASURY DEPARTMENT OR THE DEPARTMENT OF COMMERCE EXPORT ADMINISTRATION REGULATIONS AND THAT ANY IMPORTATION COVERED BY THIS APPLICATION CONFORMS IN EVERY RESPECT WITH ALL EXISTING UNITED STATES GOVERNMENT AND OTHER APPLICABLE REGULATIONS.

THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH ON THE FOLLOWING PAGES, TO WHICH TERMS AND CONDITIONS WE AGREE. Please date and sign this Application and Agreement on page 4 hereof.
_______________________________________________________________________________

             TERMS AND CONDITIONS FOR COMMERCIAL LETTER OF CREDIT

          In consideration of the issuance of the letter of credit and all renewals, extensions, replacements and amendments thereof (herein called the "Credit") by Chase Bank of Texas, National Association (the "Bank") in accordance with this Application and Agreement (this "Agreement"), the undersigned (hereinafter called "Applicants," whether one or more) jointly and severally agree to the following terms and conditions:

     1. Applicants promise to pay to Bank on demand at 717 Travis Street, Houston, Harris County, Texas 77002, in United States currency as follows:

  A. As to drafts, demands, or acceptances drawn under or purporting to be drawn under the Credit which are payable in United States currency: (a) in the case of each sight draft or demand, the amount paid thereon, or, if so demanded by Bank, to pay Bank in advance, the amount required to pay such drafts or demands; and
(b) in the case of each acceptance or time draft, the amount thereof on demand, but in any event not later than one business day prior to maturity, or, in case the acceptance is not payable at Bank's office, then on demand, but in any event in time to reach the place of payment in the ordinary course of the mails not later than one business day prior to maturity, it being understood that Bank will notify Applicants of the amount and date of maturity of each such acceptance;

  B. As to drafts, demands, or acceptances under or purporting to be under the Credit which are payable in currency other than United States currency: (a) in the case of each sight draft or demand, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or (ii) the equivalent of the amount paid, in United States currency, at Bank's then current selling rate for such currency; and (b) in the case of each acceptance of time draft, to pay Bank, on demand, but in any event in time to reach the place of payment in the ordinary course of the mails not later than one business day prior to maturity, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or
(iii) the equivalent of the acceptance in United States currency at Bank's then current selling rate for the currency in which the acceptance is payable;

  C. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever and by whomsoever and wherever imposed in connection with this Agreement the Credit or any transactions hereunder or thereunder.

  D. All commissions of Bank, any Member or Correspondent (as hereinafter defined) or its correspondents, as applicable, at the rate agreed upon or as specified by Bank or such other entity, and all charges and expenses incurred by Bank for or in connection with this Agreement, the Credit or any transaction hereunder or thereunder; and

  E. Interest on all amounts owing to Bank hereunder at the Highest Lawful Rate (as hereinafter defined) permitted by applicable laws of the United States of America or the State of Texas, from time to time in effect, whichever shall permit the highest lawful rate (hereinafter referred to as "the Highest Lawful Rate"). At all times, if any, that Chapter One of Title 79, Texas Revised Civil Statues, 1925, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated" rate ceiling (as defined therein) from time to time in effect. It is the intention of Applicants and Bank to conform strictly to applicable usury laws. It is therefore agreed that: (i) if, for any reason, the interest received for the actual period of the existence of any loan by Bank hereunder exceeds the Highest Lawful Rate, Bank shall refund to Applicants the amount of the excess or shall credit the amount of the excess against amounts owing hereunder and shall not be subject to any of the penalties provided by law for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Agreement or otherwise in connection with this Agreement or the Credit, shall not for the actual period of the existence of any loan hereunder exceed the maximum amount of interest, nor produce a rate in excess of the Highest Lawful Rate, (iii) if, for any reason, usurious interest is contracted for, charged or received, then the sole remedy of Applicants shall be to receive a refund thereof or a credit on the accrued and unpaid interest and unpaid principal under this Agreement equal to the usurious interest. It being agreed that usurious interest shall mean the amount by which the total interest contracted for, charged or received exceeds the amount of interest allowed by applicable law; and this Agreement shall be automatically deemed reformed so as to permit only the collection of the Highest Lawful Rate of interest, and (iv) determination of the rate of interest on any loan evidenced hereby shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of such loan, all interest at any time contracted for, charged or received from Applicants in connection with such loan.

  F. Applicants assume all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in other than United States currency, and if there is no then prevailing exchange rate, Bank may obtain the non-United States currency from any commercially reasonable source, in which case Applicants shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.

  G. Demand, for all purposes of this Agreement, shall be considered made at the time Bank mails, telephones or otherwise sends notification to Applicants.

     2. Applicants agree that if because of any law or regulation, or because of any change in any existing law or regulation, or in the interpretation thereof by any official authority, whether or not having the force of law, which comes into effect after the date of this Agreement, (a) Bank or Applicants should, with respect to this Agreement, the Credit or any transactions hereunder or thereunder, be subject to any tax, charge, fee, insurance premium, deduction or withholding of any kind whatsoever, or (b) reserve requirements, or changes in existing reserve requirements, should be imposed on Bank with respect to this Agreement or the Credit or any transactions hereunder or thereunder, and if any of the above-mentioned measures, or any other similar measure, should result in
(i) any increase in the cost to Bank of issuing and maintaining the Credit pursuant to this Agreement or of any transaction under or in connection with the Credit or this Agreement, or (ii) any reduction in the payment or deposit of any amount (principal, interest fee, commission or otherwise) receivable by Bank in respect of the Credit or this Agreement or of any transaction under the Credit or this Agreement then Applicants shall pay to Bank upon demand such increased cost or reduction, including such additional amounts as may be necessary so that every net payment or deposit after deduction or withholding for or on account of such payment or deposit (including any taxes levied on additional amounts paid pursuant to this paragraph), will not be less than the corresponding amount provided for under the Credit or this Agreement before giving effect to such increased cost or reduction; provided that in no event shall any additional amounts which constitute interest exceed what is considered, together with other interest payments, the Highest Lawful Rate.

     3. Applicants hereby recognize and admit the Bank's ownership of and unqualified right to the possession and disposal of, and do hereby grant to Bank a security interest in, all property shipped or warehoused under or pursuant to or in connection with the Credit and in all things in any way relative thereto and the drafts, demands and acceptances drawn thereunder, whether or not released to or by Bank on trust or bailee receipt or other form of security agreement and also in and to all shipping documents, warehouse receipts, trust or bailee receipts, policies or certificates of insurance and any other documents accompanying or relative to drafts drawn under the Credit, whether or not released to Applicants on trust or bailee receipt or other form of security agreement, and in and to the proceeds of each and all the foregoing, until such time as all the obligations or liabilities of the Applicants pursuant to the Credit, the Application and this Agreement, now or hereafter existing (the "Obligations") have been fully paid and discharged; and that all or any of the foregoing property and documents, and the proceeds of any thereof, coming into the possession of Bank or any of its correspondents, may be held and disposed of by Bank as hereinafter provided; and the receipt by Bank, or any of its correspondents, at any time of other security, of whatsoever nature, including cash, shall not be deemed a waiver of any of Bank's rights or powers granted or acknowledged herein.

     4. In the event that Bank delivers to Applicants or upon Applicant's order any documents or any property with respect to the Credit prior to Bank's having received reimbursement with respect to the relative drafts, acceptances, demands or receipts as herein provided, Applicants further agree to execute and deliver to Bank a trust receipt or other security agreement and a financing statement or like statement all in form acceptable to Bank and pay all attorneys', filing and recording fees.

     5. Applicants hereby pledge, assign and hypothecate to Bank as security for any and all of the Obligations, any and all property of Applicants now or at any time(s) hereafter in Bank's possession or control, or that of any third party acting in Bank's behalf whether for the express purpose of being used by Bank as collateral security of for safekeeping or for any other purpose, including such property as may be in transit by mail or carrier to or from Bank, a lien and security interest being hereby granted Bank upon and in any and all such property for the aggregate amount of the Obligations; and Applicants authorize Bank, at Bank's option, at any time(s), whether or not the property then held by Bank as security hereunder is deemed by Bank to be adequate, to appropriate and apply upon any and all of the Obligations, whether or not then due, any and all monies now or hereafter with Bank on deposit or otherwise to the credit of or belonging to Applicants and in Bank's discretion, to hold any such monies as security for Obligations until the exact amount of such Obligations, if any, shall have been definitely ascertained by Bank. Bank's rights, liens and security interests hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property which may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of time, release, substitution, waiver, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given Bank in connection with any of the Obligations, Applicants, and each of them individually, hereby waiving notice of any such delay, extension, release, substitution, waiver, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly agreed thereto in advance.

     6. Applicants agree at any time and from time to time, on demand, (i) to deliver, convey, transfer or assign to Bank, as security for any and all of the Obligations, and also for any and all other obligations and/or liabilities, whether absolute or contingent due or to become due, which are now, or may at any time hereafter, be owing by Applicants to Bank, additional security of a value and character satisfactory to Bank, or (ii) to make such cash payment(s) in partial or full satisfaction of the Obligations of such other obligations or liabilities as Bank in its sole discretion may require.

     7. Bank is hereby authorized, as its option and without any obligation to do so, to transfer to or register in the name(s) of Bank's nominee(s) all or any part of the property which may be held by it as security at any time(s) hereunder, and to do so before or after the maturity of any of the Obligations and with or without notice to Applicants.

     8. Upon the non-performance of any of the promises to pay herein set forth, or upon the non-payment of any of the Obligations or other obligations or liabilities of Applicants herein, or upon the failure of Applicants to furnish satisfactory additional collateral or to make payments on account as hereinabove agreed, or to perform or comply with any of the other terms or provisions of this Agreement or in the event of default under any security agreement or guaranty or other document securing or guaranteeing Applicants' payment or performance of the Obligations, or should any information supplied on behalf of Applicants prove to be incorrect, false or misleading, or in the event of the death, insolvency, business failure, dissolution or termination or existence of any Applicant or in case any petition in bankruptcy is filed by or against any Applicant or any proceeding is commenced for the relief or readjustment of any indebtedness of any Applicant either through reorganization, corporation, extension or otherwise, or if any Applicant should make an assignment for the benefit of creditors or take advantage of any insolvency law, or if a receiver of any property of any Applicant should be appointed at any time, and in each case any of the foregoing is initiated under laws or regulations of any jurisdiction relating to the relief of debtors, then upon such occurrence, any or all of the Obligations shall, at Bank's option, become due and payable immediately, without demand or notice, notice of acceleration and of intention to accelerate being hereby expressly waived.

     9. Upon Applicants' failure to pay any Obligation when due, as aforesaid, or upon the occurrence of any of the events described in paragraph 8 above. Bank shall have, in addition to all other rights and remedies allowed by law, the right immediately, without demand for performance and without notice of intention to sell or of the time or place of sale or of redemption or other notice or demand whatsoever to any Applicant, all of which are hereby expressly waived and without advertisement, to sell at any broker's board, or at public or private sale, or to grant options to purchase, or otherwise to realize upon the whole or from time to time any part of the collateral upon which Bank shall have a security interest or lien as aforesaid, or any interest which Applicants may have therein, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses (including but not limited to reasonable attorneys' fees for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as Bank shall elect, and whether then due or not due, Applicants remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Applicants hereby agree that a notice sent at least two (2) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. Applicants also agree to assemble the said collateral at such place or places as Bank designates by written notice. At any such sale or other disposition, Bank may itself purchase the whole or any part of the said collateral sold, free from any right of redemption on the part of Applicants and free of any right to require sale in inverse order of alienation, which rights are hereby waived and released. Applicants agree that the said collateral secures, and further agree to pay on demand, whether or not any default by Applicants has occurred, all expenses (including but not limited to, reasonable attorneys' fees for legal services of every kind, the cost of any insurance and the payment of all taxes or other charges) of, or incidental to, the custody, care, appraisal, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of Bank's rights hereunder. Where applicable, Bank shall have, to the maximum extent permitted by applicable law, in addition to and cumulative of the rights hereinabove provided, all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Texas on the date of this Agreement.

     10. Bank and any of its correspondents may receive and accept as "bills of lading" under the Credit any documents issued or purporting to be issued by or on behalf of any carrier which acknowledge receipt of property for transportation, whatever the specific provisions of such documents, and the date of each such document shall be deemed the date of shipment of the property mentioned therein; and such documents shall be deemed in order if such date is within the time limit fixed by the Credit, and Bank may receive and accept as documents of insurance either insurance policies or insurance certificates.

     11. In the event of any change or modification with respect to: (a) the amount or duration of the Credit; (b) the time or place of shipment of any property thereunder; (c) the drawing, negotiation, presentation, acceptance, or maturity of any drafts, acceptances or other documents; or (d) any of the other terms or provisions of the Credit such change or modification being done at the request of any Applicant this Agreement shall be binding upon Applicants in all respects with regard to the Credit so changed or modified, inclusive of any action taken by Bank or any of its correspondents.

     12. The users and beneficiaries of the Credit shall be deemed Applicants' agents, and Applicants assume all risks of the acts or omissions of the users or beneficiaries of the Credit. Neither Bank nor its correspondents shall assume any liability to anyone for failure to pay or accept if such failure is due to any restriction in force at the time and place of presentment and Applicants agree to indemnify Bank from any consequences that may arise therefrom. Neither Bank nor Bank's correspondents shall be responsible: (a) for existence, character, quality, quantity, condition, packing, value, or delivery of the property purporting to be represented by documents; (b) for any difference in character, quality, quantity, condition, packing, or value of the property from that expressed in documents; (c) for the validity, sufficiency, or genuineness of documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) for the time, place, manner or order in which shipment is made; (e) for partial or incomplete shipment, or failure or omission to ship any or all of the property referred to in the Credit; (f) for the character, adequacy, validity or genuineness of any insurance; (g) for the solvency or responsibility of any insurer, or for any other risk connected with insurance; (h) for any deviation from instruction, delay, default or fraud by the shipper or anyone else in connection with the property or the shipping thereof or the documents; (i) for the solvency, responsibility or relationship to the property of any party issuing any documents in connection therewith; (j) for delay in arrival or failure to arrive of either the property or any of the documents relating thereto; (k) for delay in giving or failure to give notice of arrival or any other notice; (l) for any breach of contract between the shippers or vendors and Applicants; (m) for failure of any draft demand or acceptance to bear any reference or adequate reference to the Credit or failure of documents to accompany and draft demand or acceptance at negotiation, or failure to send forward documents apart from drafts as required by the terms of the Credit (each of which provisions, if contained in the Credit, may be waived by Bank); (n) for errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, twx, wireless, telecopy, telefax, electronic mail, SWIFT or otherwise, whether or not they be in or contain code; or, (o) for errors in translation or for errors in interpretation of technical terms. Bank shall not be responsible for any act, error, neglect or default, omission, insolvancy or failure in business of any of its correspondents, and the happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction, or omission taken or suffered by Bank or by any of its correspondents under or in connection with the Credit or the relative drafts, demands, acceptances, documents or property, if in good faith and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of it correspondents may deem to be applicable thereto, shall be binding upon Applicants and shall not place Bank or any of its correspondents under any resulting liability to Applicants. If the Credit or this Agreement shall be terminated or revoked by operation of law as to any Applicant, or, if any Applicant shall restrain the payment of the Credit by court order or any other means, Applicants will jointly and severalty indemnify and save Bank harmless from any and all loss, cost, damage, expense, suit, claim, cause of action, judgement and attorneys' fees which may be suffered in incurred by Bank whether caused in whole or in part by the negligence of Bank or any correspondent or affiliate of Bank.

     13. Applicants agree to procure promptly any required import, export or other licenses, consents or certifications for the import, export or shipping of any and all property shipped under or pursuant to or in connection with the Credit to comply with any and all foreign and domestic government regulations, rules and executive orders in regard to the shipment of any and all such property or the financing thereof; to furnish such certificates in that respect as Bank may at any time(s) require; to keep the property covered by insurance satisfactory to Bank insured by insurers acceptable to Bank; and to assign the policies or certificates of insurance to Bank, or to make the loss or adjustment if any, payable to Bank, at its option, and to furnish Bank, if demanded, with evidence with acceptance by the insurers by such assignment. Applicants certify that neither the shipment of the property nor the origin thereof is such as would render shipment or the issuance of or payment on the Credit in violation of the laws, regulations, rules or executive orders of the United States of America or of any other country having jurisdiction thereof.

     14. No delay on Bank's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand which may be given to or made upon Applicants by Bank with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impaired Bank's right to take any action or to exercise any power of sale, or any other rights or options hereunder, without notice or demand, or prejudice Bank's rights as against Applicants in any respect Bank will not be deemed to have waived any of its rights unless Bank shall have signed such waiver in writing.

     15. Applicants represent and warrant that each Applicant has the authority and has obtained all approvals and consents necessary to enter into and perform this Agreement, and that the entering into and performance of this Agreement will not result in a breach of any of the terms and conditions of any agreement, instrument, order or judgement under which any Applicant is a party or by which any Applicant or its property may be bound or affected or under any charter documents of any Applicant, and will not violate any provision of applicable law. This Agreement is to remain in force and be applicable to all transactions notwithstanding any change in the composition of any firm or firms, parties to this Agreement, or users or beneficiaries of the Credit, whether such change shall arise from the accession of one or more partners or from the death or secession of any partner or partners or from the incorporation of any partnership, or otherwise.

     16. Applicants agree that at all times now and hereafter they will indemnify and save Bank harmless from and against all suits, judgements, liabilities, losses or damages to it arising in any manner, including negligence on the part of the Bank, in connection with the Credit or this Agreement, unless due to gross negligence or willful misconduct on the part of the Bank and from and against all costs, charges and expenses, reasonable attorneys' fees and those costs, charges and expenses incurred in connection with all legal proceedings, whether groundless or otherwise, it being the purpose of this Agreement to protect Bank fully in the premisers.

     17. Applicants agree that no acceptance or payment of overdrafts or irregular drafts or of draft with irregular documents attached shall, if asserted to or approved by any Applicant orally or in writing, or if Bank in good faith accepts an indemnity limited to the actual damage, if any, caused by such irregularity or discrepancy, impair any rights which Bank may have under this Agreement. In case of any variation between the documents called for by the Credit or this agreement and the documents accepted by Bank or Bank's correspondents, Applicants each shall be deemed conclusively to have waived any right to object to such variation with respect to any action by Bank or Bank's correspondents relating to such documents and to have ratified and approved such action as having been taken on Applicants' directions, unless Applicants immediately upon receipt of such documents (and prior to receipt thereof by any beneficiary or user of the Credit) file objection with Bank in writing, or unless Bank has been provided with an indemnity, as aforesaid, Applicants acknowledge and agree that the information in the Application portion of this Agreement (the "Application") may be transmitted to Bank and relied on by Bank in issuing the Credit by any means acceptable to Bank, including without invitation, SWIFT, electronic mail, telex, twx, telephone, telecopy or telefax. Applicants, Member and Correspondent (both hereinafter defined) agree to hold Bank harmless from and against all claims, expenses, costs, liabilities, attorneys' fees, suits, judgements, and causes of action arising out of any discrepancy between the information in this Agreement, including without limitation, the Application, and that transmitted to, or received by Bank.

     18. This Agreement and the Credit are subject to and incorporate fully herein (except as expressly modified herein or in the Credit) the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, hereinafter referred to as "the Uniformed Customs". This Agreement and the rights of Applicants and Bank hereunder shall be subject to and governed by substantive laws of the State of Texas, without reference to the rules regarding conflicts of laws, except when the substantive laws of the State of Texas conflict with the Uniform Customs, in which event the provisions of the Uniform Customs shall govern.

     19. Issuance by Bank of the Credit applied for herein shall constitute acceptance by Bank of this Agreement.

                                  Page 3 of 4

     20. If this Agreement contains the signature of a bank which is a subsidiary of Chase Bank of Texas, N.A (hereinafter referred to as the "Member") or of a correspondent bank of Bank (hereinafter referred to as the "Correspondent"), then this Paragraph shall be applicable. In consideration of Bank's issuing the Credit at the request of Correspondent or Member, as applicable, Correspondent or Member as applicable, agrees that it is an Applicant hereunder with respect to Bank, and it agrees to reimburse Bank on demand and authorizes Bank, without demand or any notice whatsoever, to charge, setoff against and otherwise exercise any rights Bank may have with respect to, any monies now or hereafter on deposit with or otherwise to the credit of or belonging to Correspondent or Member, as applicable, at or with Bank for any and all Obligations hereunder, whether or not any demand has been made on Applicants hereunder. However, unless agreed otherwise, or stated herein neither Member nor Correspondent agrees to furnish any security for this Agreement or the Credit other than the aforementioned monies. Upon Member's or Correspondent's payment to Bank of all Obligations hereunder, Bank thereupon automatically, and without further action on the part of any party, assigns and transfers its rights hereunder to Correspondent or Member as applicable, who shall be fully subrogated thereto, and Applicants agree that any right, claim or cause of action which any of them may have hereunder or under the Credit shall be made only against Correspondent or Member, as applicable, and Applicants agree, regardless of whether Bank was negligent or not, to indemnify and hold Bank harmless from and against any claims, costs, expenses, suits or causes of action by Applicants or any beneficiary or user of the Credit. Applicants hereby agree that Correspondent or Member, as applicable, shall also (in addition to Bank) have the same rights, remedies, security interests and other liens as are stated herein, to the same effect as if additional paragraphs were fully written herein containing the same terms but substituting "Correspondent" or "Member" for "Bank" throughout. All references to secured party, beneficiary or other similar term contained in any deed of trust, security agreement, financing statement or other document or instrument executed contemporaneously herewith or previously executed by any of the Applicants for the benefit of Member or Correspondent shall be deemed to include Bank as well as Member or Correspondent. All such security agreements, financing statements, deeds of trust and other documents and instruments are amended to the extent necessary in order that the Obligations of Applicants hereunder are secured thereby and by the collateral described therein on a pari passu basis with, and in addition to, any other obligations secured thereby.

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
There are no unwritten oral agreements between the parties.


     APPLICANTS:

___________________________________           _________________________________
            Printed Name                                 Printed Name


By:________________________________           By:______________________________
        Authorized Signature                         Authorized Signature


___________________________________           CORRESPONDENT/MEMBER BANK:
            Printed Name


By:________________________________           _________________________________
        Authorized Signature                             Printed Name


                                              By:______________________________
                                                     Authorized Signature



BANK ACCEPTANCE: The Bank's Acceptance evidenced by the undersigned authorized representative's signature is provided as its acknowledgement that this agreement represents the final agreement by the parties which may not be contradicted by evidence of prior contemporaneous, or subsequent oral agreements between the parties.


CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By:______________________________________________

                                   EXHIBIT J
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                       Form of Assignment and Acceptance
                       ---------------------------------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                           Dated _____________, 19__


     Reference is made to the Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same may be amended, restated or supplemented and in effect from time to time, the "Credit Agreement"), among CELLSTAR CORPORATION, a
                               ----------------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a signatory thereto or any successor or permitted assignee thereof named therein (each a "Bank" and,
                                                               ----
collectively, the "Banks"), THE FIRST NATIONAL BANK OF CHICAGO, as syndication
                   -----
agent (the "Syndication Agent"), NATIONAL CITY BANK, as documentation agent (the
            -----------------
"Documentation Agent"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national
 -------------------
banking association, as administrative agent (in such capacity, the

"Administrative Agent"), and The Chase Manhattan Bank, as alternate currency
---------------------
agent (in such capacity, the "Alternate Currency Agent").  Capitalized terms
                              ------------------------
used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     __________________________________________________________ (the "Assignor")
                                                                      --------
and _________________________________________ (the "Assignee") agree as follows:
                                                     --------

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _____% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Commitment of the Assignor on the Effective Date, such percentage interest in the Advances owing to the Assignor outstanding on the Effective Date, and such percentage interest in Assignor's participation share of the Letter of Credit Liabilities outstanding on the Effective Date, together with such percentage interest in all unpaid interest and fees accrued from the Effective Date). This Assignment and Acceptance is made by Assignor without recourse.

     2. The Assignor (i) represents that as of the date hereof, its Commitment is $_______________, the outstanding principal balance of its Advances is $_______________, and the amount of Assignor's participation interest in the Letter of Credit Liabilities is $_______________ (all as unreduced by any assignments which have not yet become effective);
          (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other

ASSIGNMENT AND ACCEPTANCE - Page 1

          Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any other Obligated Party of any of their obligations under the Agreement or any other Loan Document; and
          (iv) attaches the Note held by Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of (A) Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and (B) the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified above.

     3. The Assignee (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; [and
          (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Documents or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty]./1/


__________________

/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

ASSIGNMENT AND ACCEPTANCE - Page 2

     4. The effective date for this Assignment and Acceptance shall be ______________, 19___ (the "Effective Date")./2/ Following the
                                      --------------
          execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

     5.   Upon such acceptance and recording, from and after the Effective Date,
          (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

     6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

     7. The Assignee has executed and delivered a confidentiality agreement in substantially the form of the confidentiality agreements between the Borrower and the other Banks.

     8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                        [NAME OF ASSIGNOR],



                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                        _________________________

/2/ Such date shall be at least ten (10) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent.

ASSIGNMENT AND ACCEPTANCE - Page 3

                                        [NAME OF ASSIGNEE],



                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

ACCEPTED BY:

CHASE BANK OF TEXAS,
NATIONAL ASSOCIATION,
as Administrative Agent



By:________________________________
   Name:___________________________
   Title:__________________________
   Date:___________________________

CONSENTED TO BY:

CELLSTAR CORPORATION/3/



By:________________________________
   Name:___________________________
   Title:__________________________

ASSIGNMENT AND ACCEPTANCE - Page 4

                                   EXHIBIT K
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                  Contribution and Indemnification Agreement
                  ------------------------------------------

                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT
                  ------------------------------------------


     THIS CONTRIBUTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated
                                                            ---------
as of ___________, 199___, is entered into by and among CellStar Corporation, a Delaware corporation (the "Borrower"), and the undersigned Guarantors (each a
                           --------
"Guarantor" and collectively, the "Guarantors," and together with Borrower each
 ---------                         ----------
a "Company" and, collectively, the "Companies").
   -------                          ---------

                               R E C I T A L S:
                               ---------------

     A. Borrower, certain banks or lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), The First National Bank
                 ----                          -----
of Chicago, as syndication agent (the "Syndication Agent"), National City Bank,
                                       -----------------
the documentation agent (the "Documentation Agent"), and Chase Bank of Texas,
                              -------------------
National Association (formerly known as Texas Commerce Bank National Association), as agent for the Banks (the "Agent"), have entered into that
                                           -----
certain Amended and Restated Credit Agreement dated as of August 2, 1999 (as the same has been and may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and extensions of credit to the
     ----------------
Borrower.

     B. As of July 10, 1998, CellStar Telecom, Inc., a Delaware corporation ("CellStar Telecom"), Florida Properties, Inc., a Texas corporation ("Florida
  ----------------                                                    -------
Properties"), and CellStar Global Satellite Service, Ltd., a Texas limited
----------
partnership ("CellStar Global" and together with CellStar Telecom and Florida
              ---------------
Properties, the "New Guarantors"), are executing and delivering a Guaranty (the
                 --------------
"New Guaranty"), pursuant to which the New Guarantors jointly and severally
 ------------
guarantee the full and prompt payment and performance of the Guaranteed Indebtedness, as such term is defined in the New Guaranty.

     C. As of October 15, 1997, the Guarantors other than the New Guarantors (collectively, the "Existing Guarantors") executed and delivered a Guaranty (the
                    -------------------
"Existing Guaranty" and together with the New Guaranty, the "Guaranties"),
 -----------------                                           ----------
pursuant to which the Existing Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness.

     D. Concurrently with the execution and delivery of the New Guaranty, the Guarantors and the Borrower entered into a Contribution and Indemnification Agreement dated as of July 10, 1998 (the "Existing Contribution Agreement").
                                          -------------------------------

     E. The Companies wish to enter into this Agreement to effect equitable sharing of their risk in respect of the Guaranteed Indebtedness among all of the Companies, including the New Guarantors, and to supersede and replace the Existing Contribution Agreement.

CONTRIBUTION AND INDEMNIFICATION AGREEMENT -Page 1

                              A G R E E M E N T:
                              -----------------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used in this Agreement to the extent not otherwise defined herein shall have the same meanings as in the Credit Agreement.

     2. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by
       --------
exercising its rights of contribution, reimbursement or indemnification unless and until all the Guaranteed Indebtedness shall have been paid in full.

     3. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Guaranteed Indebtedness, calculated as of the date such payment is made, the Guarantor making such payment shall have the right to receive from each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount such that
                                         -----------
the net payments made by the Guarantors in respect of the Guaranteed Indebtedness shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentages of the Guaranteed Indebtedness. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness in excess of such Guarantor's respective Pro Rata Percentage of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each
                                 -------------------
Guarantor, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on the Date of Determination (hereinafter defined) exceeds its liabilities (without giving effect to its Guaranty) (such excess for each Guarantor, its "Net Worth"), by (b) the Net Worth of all of the Guarantors.
                     ---------
As used herein, the term "Date of Determination" shall mean (i) August 31, 1997
                          ---------------------
for each of the Existing Guarantors, (ii) May 31, 1998 for each of Florida Properties and CellStar Telecom, and (iii) July 10, 1998 for CellStar Global.

     4. If any Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Guarantor making such payment shall have the right to receive from the Borrower, and the Borrower agrees to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount equal to such payment. The Borrower
             -----------
hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Borrower that shall accrue

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 2 pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full.

     5. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

         (a) the execution, delivery and performance by each Company of this Agreement are within such Company's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any Lien on any asset of such Company;

         (b) this Agreement constitutes a legal, valid and binding agreement of each Company, enforceable against such Company in accordance with its terms; and

         (c) such Company has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. ' 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's internal projections and forecasts.

     6. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to in writing by the Agent.

     8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 3

     10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

     11. This Agreement supercedes and replaces the Existing Contribution Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        GUARANTORS:
                                        ----------

                                        NATIONAL AUTO CENTER, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR, LTD.

                                        By: National Auto Center, Inc.,
                                            its general partner


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 4

                                        CELLSTAR FULFILLMENT, LTD.

                                        By:  CellStar Fulfillment, Inc.,
                                             its general partner


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR WEST, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR AIR SERVICES, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        A & S AIR SERVICE, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR INTERNATIONAL
                                         CORPORATION/SA


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 5

                                        AUDIOMEX EXPORT CORP.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR INTERNATIONAL
                                         CORPORATION/ASIA


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR FULFILLMENT, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        NAC HOLDINGS, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        ACC-CELLSTAR, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 6

                                        CELLSTAR FINANCO, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR TELECOM, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        FLORIDA PROPERTIES, INC.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        CELLSTAR GLOBAL SATELLITE SERVICE, LTD.

                                        By: National Auto Center, Inc.,
                                            its general partner


                                            By:_____________________________
                                               Name:________________________
                                               Title:_______________________

CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 7

                                   EXHIBIT L
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                              Account Information
                              -------------------


Name:______________________________________________________________________

City:______________________________________________________________________

Country:___________________________________________________________________

Sort Code:_________________________________________________________________

For Credit To:_____________________________________________________________

Attention:_________________________________________________________________

Reference:_________________________________________________________________

Account Number:____________________________________________________________

Swift Address:_____________________________________________________________

                                   EXHIBIT M
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                     Consent, Ratification and Confirmation
                     --------------------------------------

                    CONSENT, RATIFICATION AND CONFIRMATION
                    --------------------------------------


     This CONSENT, RATIFICATION AND CONFIRMATION (this "Ratification") is made
                                                        ------------
as of the 2nd day of August, 1999 by each of the undersigned (collectively, the "Companies"; individually, a "Company"), for the benefit of each of the banks or
 ---------                    -------
other lending institutions which is or may from time to time become a signatory to the Credit Agreement (as defined herein) or any successor or permitted assignee thereof (each a "Bank" and, collectively, the "Banks"), THE FIRST
                          ----                          -----
NATIONAL BANK OF CHICAGO, as syndication agent (the "Syndication Agent"),
                                                     -----------------
NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"), CHASE
                                                 -------------------
BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), as administrative agent for the Banks, as issuer of Letters of Credit (as defined in the Credit Agreement) and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and The Chase Manhattan Bank, as alternate currency
 --------------------
agent (in such capacity, together with its successors in such capacity, the "Alternate Currency Agent").
 ------------------------

                               R E C I T A L S:
                               ---------------

     WHEREAS, CellStar Corporation, a Delaware corporation (the "Borrower"), the
                                                                 --------
Banks, The First National Bank of Chicago and National City Bank, as co-agents, and Administrative Agent previously entered into that certain Credit Agreement dated as of October 15, 1997 (as the same has been amended, supplemented or modified from time to time, the "Credit Agreement");
                                 ----------------

     WHEREAS, in connection with the Credit Agreement, each Company executed and delivered to the Administrative Agent and the Banks certain agreements, documents and instruments more specifically described on Schedule A attached
                                                         ----------
hereto (the "Existing Loan Documents");
             -----------------------

     WHEREAS, the Borrower has requested that the Syndication Agent, the Documentation Agent, the Banks, the Administrative Agent and the Alternate Currency Agent enter into that certain Amended and Restated Credit Agreement dated as of August 2, 1999 (the "New Credit Agreement"), in amendment and
                                 --------------------
restatement of the Credit Agreement; and

     WHEREAS, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have conditioned their acceptance of their respective obligations under the New Credit Agreement and related documents on the execution of this Ratification by each Company;

     NOW, THEREFORE, for and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged and confessed, each Company agrees as follows:

                             A G R E E M E N T S:
                             -------------------

     1. Capitalized times used but not otherwise defined herein shall have the meanings assigned to such terms in the New Credit Agreement.

     2. Each Company (a) consents and agrees to the terms of the New Credit Agreement, (b) affirms that nothing contained in the New Credit Agreement shall affect or impair in any respect whatsoever its obligations under the Existing Loan Documents, and (c) agrees that the Existing Loan Documents remain in full force and effect and shall continue to be the legal, valid and binding obligations of the respective Companies, enforceable against the respective Companies in accordance with their respective terms.

     3. Each Company hereby acknowledges and agrees, and the Existing Loan Documents are hereby amended as follows:

          (a) Each reference in the Existing Loan Documents to the Credit Agreement shall mean the New Credit Agreement.

          (b) Each reference in the Existing Loan Documents to the "Obligations," as defined in the Credit Agreement, shall mean the "Obligations" as defined in the New Credit Agreement.

          (c) Each reference in the Existing Loan Documents to the "Notes" shall mean the Notes executed pursuant to the New Credit Agreement and all renewals, extensions and modifications thereof.

          (d) Each reference in the Existing Loan Documents (i) to "The First National Bank of Chicago and National City Bank, as co-agents" shall mean "The First National Bank of Chicago, as Syndication Agent, National City Bank, as Documentation Agent, and The Chase Manhattan Bank, as Alternate Currency Agent," (ii) to "the Co-Agents" shall mean "the Syndication Agent, the Documentation Agent and the Alternate Currency Agent," and (iii) to "any Co-Agent" shall mean "the Syndication Agent, the Documentation Agent, or the Alternate Currency Agent."

          (e) Each reference in the Existing Loan Documents to "Texas Commerce Bank National Association" shall mean "Chase Bank of Texas, National Association."

          (f) Each Company acknowledges and agrees that the liens, security interests and assignments created and evidenced by the Existing Loan Documents, as the same have been or may be amended, supplemented, modified or restated, are legal, valid, binding and enforceable liens, security interests and assignments of the respective dignity and priority recited therein and all such liens, security interests and assignments are hereby ratified and shall continue as security for the obligations described therein and secured thereby, including without limitation the indebtedness evidenced by the Notes executed pursuant to the New Credit Agreement.

     4. Each Company hereby acknowledges, agrees, and represents that it has no and there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of any Existing Loan Documents, the obligations secured thereby or the obligations of the Companies thereunder, and to the extent any such claims, offsets, defenses or counterclaims exist, each Company hereby waives, and hereby releases the Administrative Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of such Company of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5. The representations and warranties of each Company contained in the Existing Loan Documents are true and correct representations of such Company on and as of the date hereof as though made on and as the date hereof.

     6. Each Company represents to the Administrative Agent, the Syndication Agent, the Documentation Agent, the Alternate Currency Agent and the Banks that such Company is not in default under the terms of any Existing Loan Documents or any other agreement and that no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default under the terms of any Existing Loan Documents. Each Company further represents that it is in compliance in all material respects with all covenants and agreements contained in the Existing Loan Documents.

     7. THIS RATIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     8. This Ratification may be executed and delivered in any number of counterparts, and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     EXECUTED as of the 2nd day of August, 1999.

                                        COMPANIES:
                                        ---------

                                        CELLSTAR CORPORATION


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        NATIONAL AUTO CENTER, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR, LTD.

                                        By: National Auto Center, Inc.,
                                            its general partner


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR FULFILLMENT, LTD.

                                        By: CellStar Fulfillment, Inc.,
                                            its general partner


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                        CELLSTAR WEST, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR AIR SERVICES, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        A & S AIR SERVICE, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR INTERNATIONAL
                                         CORPORATION/SA


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        AUDIOMEX EXPORT CORP.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                        CELLSTAR INTERNATIONAL
                                         CORPORATION/ASIA


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR FULFILLMENT, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        NAC HOLDINGS, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        ACC-CELLSTAR, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR FINANCO, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                        CELLSTAR TELECOM, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        FLORIDA PROPERTIES, INC.


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________


                                        CELLSTAR GLOBAL SATELLITE SERVICE, LTD.

                                        By: National Auto Center, Inc.,
                                            its general partner


                                        By: ______________________________
                                            Name:_________________________
                                            Title:________________________

                                  SCHEDULE A

                            Existing Loan Documents
                            -----------------------

1. Guaranty dated as of October 15, 1997, executed by National Auto Center, Inc., CellStar, Ltd., CellStar Fulfillment, Ltd., CellStar West, Inc., ACC-CellStar, Inc., CellStar Financo, Inc., CellStar Fulfillment, Inc., NAC Holdings, Inc., CellStar International Corporation/Asia, Audiomex Export Corporation, CellStar International Corporation/SA, CellStar Air Services, Inc., and A & S Air Service, Inc. (collectively, the "Original
                                                           --------
     Guarantors").
     ----------

2. Borrower Security Agreement dated as of October 15, 1997, executed by the Borrower.

3. Guarantor Security Agreement dated as of October 15, 1997, executed by the Original Guarantors.

4.   Pledge Agreement dated as of October 15, 1997, executed by the Borrower.

5. Pledge Agreement dated as of October 15, 1997, executed by National Auto Center, Inc.

6. Pledge Agreement dated as of October 15, 1997, executed by CellStar Air Services, Inc.

7. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/SA.

8. Pledge Agreement dated as of October 15, 1997, executed by CellStar Fulfillment, Inc.

9.   Pledge Agreement dated as of October 15, 1997, executed by NAC Holdings,
     Inc.

10. Pledge Agreement dated as of October 15, 1997, executed by Audiomex Export Corp.

11. Pledge Agreement dated as of October 15, 1997, executed by CellStar International Corporation/Asia.

12. Security Interest Assignment of Patents dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 8815, Frame 0446 with the United States Patent and Trademark Office.

13. Security Interest Assignment of Copyrights dated as of October 15, 1997, executed by CellStar, Ltd.

14. Security Interest Assignment of Trademarks dated as of October 15, 1997, executed by CellStar, Ltd., recorded on November 26, 1997 on Reel 1659, Frame 0200 with the United States Patent and Trademark Office.

SCHEDULE A - Page 1

15. Guaranty dated as of July 10, 1998 executed by CellStar Telecom, Inc., Florida Properties, Inc. and CellStar Global Satellite Service, Ltd. (collectively, the "New Guarantors").
                         --------------

16. Contribution and Indemnification Agreement dated as of July 10, 1998 by and among the Borrower, the Original Guarantors and the New Guarantors.

17. Guarantor Security Agreement dated as of July 10, 1998, executed by the New Guarantors.

18.  Pledge Agreement dated as of July 10, 1998, executed by the Borrower.

19.  Pledge Agreement dated as of July 10, 1998, executed by CellStar Telecom,
     Inc.

20.  Pledge Agreement dated as of July 10, 1998, executed by NAC Holdings, Inc.

21. Pledge Agreement dated as of July 10, 1998, executed by National Auto Center, Inc.

SCHEDULE A - Page 2

                                 SCHEDULE 8.5
                                  LITIGATION



     During the period from May 1999 through June 1999, five purported class action lawsuits were filed in the United States District Court for the Southern District of Florida, styled as follows: (1) Elfie Echavarri v. CellStar Corporation, Alan H. Goldfield, Richard M. Gozia, and Mark Q. Huggins; (2) Mark Krug v. CellStar Corporation, Alan H. Goldfield, Richard M. Gozia and Mark Q. Huggins; (3) Jewell Wright v. CellStar Corporation, Alan H. Goldfield, Richard
M. Gozia and Mark Q. Huggins; (4) Theodore Weiss v. CellStar Corporation, Alan
H. Goldfield, Richard M. Gozia and Mark Q. Huggins; (5) Tony LaBella v. CellStar Corporation, Alan H. Goldfield, Richard M. Gozia and Mark Q. Huggins. Each of the above lawsuits seeks certification as a class action to represent those persons who purchased the publicly traded securities of the Company during the period from March 19, 1998 to September 21, 1998. Each of these lawsuits allege that the Company issued a series of materially false and misleading statements concerning the Company's results of operations and the Company's investment in Topp Telecom, Inc. ("Topp"), resulting in violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10(b)(5) promulgated thereunder. The Company believes that it has complied with all reporting requirements with respect to its results of operations and investment in Topp and that it has meritorious defenses to these allegations and intends to vigorously defend these actions.

     On August 3, 1998, the Company announced that the Securities and Exchange Commission is conducting an investigation of the Company relating to its compliance with federal securities law. The Company believes that it has fully complied with all securities laws and regulations and is cooperating with the Commission staff in their investigation.

     The Company is also a party to various other claims, legal actions and complaints arising in the ordinary course of business. Management believes that the disposition of these other matters will not have a material adverse effect on the consolidated financial condition or results of operations of the Company.

                                 SCHEDULE 8.9
                                 ------------

                                 EXISTING DEBT
                                 -------------

1. US$150.0 Million Convertible Subordinated Notes due October 15, 2002, issued by CellStar Corporation pursuant to Indenture dated October 14, 1997.

2. Guarantee by CellStar Corporation of obligations of CellStar Amtel Sdn Bhd (the Malaysian affiliate) under its credit facility with DCB Bank Berhad Malaysia, which guarantee is limited to a maximum of RM13.0 Million, or US$3.4 Million as of June 30, 1999.

3. Guarantee by CellStar do Brasil Ltda. of obligations under its credit facility with multiple Brazilian banks of BRL5.9 Million, or US$3.3 Million as of June 30, 1999.

4. Guarantee by CellStar Corporation of obligations of CellStar Internacional Telefonia Celular Ltda. under its credit facility via a Letter of Credit to Banco Cidade S.A. of US$500K under which only $366K was borrowed by CellStar Internacional as of June 30, 1999.

5. Guarantee by CellStar Corporation of obligations of CellStar do Brasil Ltda. under its credit facility via a Letter of Credit to Banco Credito Nacional S.A. of US$7.15 Million as of June 30, 1999.

6. Guarantee by CellStar Corporation of obligations of CellStar do Brasil Ltda. under its credit facility via a Letter of Credit to Banco Cidade S.A. of US$1.5 Million as of June 30, 1999.

7. Guarantee by CellStar Corporation of purchases made from O.N. Wirefree International via a Standby Letter of Credit of $450K.

                                 SCHEDULE 8.14
                      Subsidiaries and Foreign Affiliates


                         [COMPANY CHART APPEARS HERE]

/1/ CellStar Finance, Inc. owns remaining 50%.

/2/ CellStar (Asia) Corporation Limited owns remaining 20%.

/3/ National Auto Center, Inc. is 1% General Partner and NAC Holdings, Inc. is
    99% limited partner.

/4/ CellStar Fulfillment, Inc. is 1% General Partner and NAC Holdings, Inc. is
    99% limited partner.

                                 SCHEDULE 8.19
                                 -------------

                             Environmental Matters




                                     NONE.

                                 SCHEDULE 8.20
                      Patents, Trademarks and Copyrights

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

----------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                               Ser. No./               Reg. No./         Renewal Date/
                                                              Filing Date             Reg. Date         *Other
----------------------------------------------------------------------------------------------------------------------------
Algeria            CELLSTAR (class 9, 35, 38)                 981558
                                                              11/30/98
----------------------------------------------------------------------------------------------------------------------------
Angola             CELLSTAR (class 9)                         6074
                                                              9/3/98
----------------------------------------------------------------------------------------------------------------------------
Angola             CELLSTAR (class 35)                        6077   9/3/98
----------------------------------------------------------------------------------------------------------------------------
Angola             CELLSTAR (class 38)                        6072   9/3/98
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (stylized) (class 9)              1,871,769               1.510.201            03/31/2004
                                                              02/12/93                03/31/94
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (class 9)                         1,985,259
                                                              06/28/95
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (class 35)                        2,123,261
                                                              12/30/97
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (class 37)                        2,123,262
                                                              12/30/97
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (class 38)                        1,985,260               1,598,164            04/30/2006
                                                              06/28/95                04/30/96
----------------------------------------------------------------------------------------------------------------------------
Argentina          CELLSTAR (class 42)                        1,985,261
                                                              06/28/95
----------------------------------------------------------------------------------------------------------------------------
ARIPO              CELLSTAR (class 9)                         AP/M/98-
                                                              00120-9
                                                              07/14/98
----------------------------------------------------------------------------------------------------------------------------
ARIPO              CELLSTAR (class 35)                        AP/M/98-
                                                              00120-35
                                                              07/14/98
----------------------------------------------------------------------------------------------------------------------------
ARIPO              CELLSTAR (class 38)                        AP/M/98-00120-38
                                                              07/14/98
----------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR (class 9)                         74/651,649              A651,649             1/27/2005
                                                              01/27/95
----------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR (class 38)                        651,650                 A651,650             01/27/2005
                                                              01/27/95                1/27/95
----------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR (class 42)                        651,652                 A651,652
                                                              01/27/95                5/22/96              01/27/2005
----------------------------------------------------------------------------------------------------------------------------
Australia          CELLSTAR (classes 35, 36, 37, 39 and 42)   M751606                 A751,606             12/23/2007
                                                              12/23/97                9/30/98
----------------------------------------------------------------------------------------------------------------------------
Bangledesh/1/      CELLSTAR (class 9)                         42,983
                                                              02/21/95
----------------------------------------------------------------------------------------------------------------------------
Belarus            CELLSTAR (classes 9, 35, 36, 37, 38, 42)   N19980269
                                                              2/23/98
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (class 9)                         1236                     70278-C             01/25/2009
                                                              02/26/93                01/25/99
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (class 9)                                                 57977-C              05/18/2003
                                                                                      02/09/95
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (class 9)                         1003  01/22/98
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (class 35)                        1002  01/22/98
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (stylized) (class 35)             998   01/22/98
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (class 38)                        1001  01/22/98
----------------------------------------------------------------------------------------------------------------------------
Bolivia            CELLSTAR (stylized) (class 38)             999   01/22/98
----------------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR (class 37)                        817,136,878             817,136,878          06/05/2005
                                                              03/02/93                06/06/95
----------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

----------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                        Ser. No./            Reg. No./               Renewal Date/
                                                       Filing Date          Reg. Date               *Other
----------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR (stylized) (class 9)       817,322,698          817,322,698             01/23/2005
                                                       06/23/93             01/24/95
----------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR  (class 9)                 817,136,860
                                                       03/02/93
----------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR  (class 40)                820,521,523
                                                       1/23/98
----------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR (class 38)                 820,521,531
                                                       1/23/98
----------------------------------------------------------------------------------------------------------------------
Brazil             CELLSTAR (class 37)                 820.521.540
                                                       01/23/98
----------------------------------------------------------------------------------------------------------------------
Brunei             CELLSTAR (class 9)                  24615                20230                   02/22/2002
                                                       02/22/95             12/06/95
----------------------------------------------------------------------------------------------------------------------
Bulgaria           CELLSTAR (stylized) (class 9)       41,484               34,563                  03/04/08
                                                       3/10/98              03/04/98
----------------------------------------------------------------------------------------------------------------------
Bulgaria           CELLSTAR (classes 35-38, 42)        41,485               7308                    03/10/08
                                                       3/10/98              03/10/99
----------------------------------------------------------------------------------------------------------------------
Burundi            CELLSTAR                            filed
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 9)                  4038                 4036                    01/01/2004
                                                       01/01/94             01/12/94                *01/12/1999 -
                                                                                                    Use *01/12/2000 -
                                                                                                    Affidavit of Use
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 35)                 10757                10942                   06/02/2008
                                                       06/02/98             09/30/98
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 37)                 10759                10943                   06/02/2008
                                                       06/02/98             09/30/98
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 38)                 10760                10944                   06/02/2008
                                                       06/02/98             09/30/98
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 39)                 10761                10945                   06/02/2008
                                                       06/02/98             09/30/98
----------------------------------------------------------------------------------------------------------------------
Cambodia           CELLSTAR (class 42)                 10075                10073                   11/11/2007
                                                       11/11/97             11/25/97
----------------------------------------------------------------------------------------------------------------------
Canada             CELLSTAR (class 9)                  721,282              432,754                 09/02/2009
                                                       01/26/93             09/02/94
----------------------------------------------------------------------------------------------------------------------
Canada             CELLSTAR (class 35)                 867,175              432,754                 09/02/2009
                                                       01/23/98             09/02/94
----------------------------------------------------------------------------------------------------------------------
Chile/3/           CELLSTAR (stylized) (class 9)       241.663              415,964                 11/08/2003
                                                       05/26/93             11/08/93
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (class 9)                  420,490              528,255
                                                       11/24/98             11/24/98
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (class 35)                 424,838              532,103                 1/13/09
                                                       8/21/98              1/13/99
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (stylized) (class 35)      424,839              532,104                 1/13/09
                                                       8/21/98              1/13/99
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (class 38)                 420,489              528,256
                                                       11/24/98             11/24/98
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (stylized) (class 38)      420,488              528,257
                                                       11/24/98             11/24/98
----------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (class 39)                 424,837              532,101                 1/13/09
                                                       8/21/98              1/13/99
----------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

--------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                             Ser. No./       Reg. No./            Renewal Date/
                                                            Filing          Reg. Date            *Other Date
--------------------------------------------------------------------------------------------------------------------------
Chile              CELLSTAR (class 39) stylized             424,836         532,102              1/13/09
                                                            8/21/98         1/13/99
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (plain) (class 9)               93015835/       694522/              06/20/2004
                                                            03/11/93        06/21/94
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (stylized) (class 9)            93015836/       694523/              06/20/2004
                                                            03/11/93        06/21/94
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (transliteration) (class 9)     9800001023
                                                            1/4/98
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (transliteration) (class 35)    9800007093      1,264,971            4/13/2009
                                                            1/22/98         4/14/99
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (transliteration) (class 37)    9800001024      1,264,821            4/13/2009
                                                            1/4/98          4/14/99
--------------------------------------------------------------------------------------------------------------------------
China              CELLSTAR (transliteration) (class 38)    9800001025      1,264,938            4/13/2009
                                                            1/4/98
--------------------------------------------------------------------------------------------------------------------------
Colombia/2/        CELLSTAR (class 9)                       93/388,651
                                                            05/27/93
--------------------------------------------------------------------------------------------------------------------------
Colombia/3/        CELLSTAR (class 9)                       93/403,362
                                                            08/20/93
--------------------------------------------------------------------------------------------------------------------------
Colombia           CELLSTAR (class 38)                      97,056,020      207,998              04/29/2008
                                                            09/25/97        04/30/98
--------------------------------------------------------------------------------------------------------------------------
Colombia           CELLSTAR (class 35)                      98,001,693      211,163              07/30/2008
                                                            01/16/98        07/31/98
--------------------------------------------------------------------------------------------------------------------------
Colombia           CELLSTAR (tradename)                     97,056,692      11,646               indefinite
                                                            09/29/97        12/26/97
--------------------------------------------------------------------------------------------------------------------------
Colombia           CELLSTAR (class 42)                      97,056,022      208,292              05/13/2008
                                                            09/25/97        05/14/98
--------------------------------------------------------------------------------------------------------------------------
Costa Rica         CELLSTAR (class 9)                                       95202                03/13/2005
                                                                            03/13/96
--------------------------------------------------------------------------------------------------------------------------
Costa Rica         CELLSTAR (class 35)                                      96482                08/26/2005
                                                                            08/26/96
--------------------------------------------------------------------------------------------------------------------------
Costa Rica         CELLSTAR (class 38)                                      96481                08/26/2005
                                                                            08/26/96
--------------------------------------------------------------------------------------------------------------------------
Costa Rica         CELLSTAR (class 42)                                      95203                03/13/2005
                                                                            03/13/96
--------------------------------------------------------------------------------------------------------------------------
Djibouti           CELLSTAR (classes 9,35,38)               No filing
                                                            receipts
                                                            are issued
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR                                                 DNPI-2197-MICIP      08/01/2004
                                                                            08/01/94
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR (class 9)                       92772
                                                            12/14/98
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR (class 35)                      92768
                                                            12/14/98
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR (class 37)                      92769
                                                            12/14/98
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR (class 38)                      92770
                                                            12/14/98
--------------------------------------------------------------------------------------------------------------------------
Ecuador            CELLSTAR (class 42)                      92771
                                                            12/14/98
--------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

------------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                                   Ser. No./               Reg. No./       Renewal Date/
                                                                  Filing Date             Reg. Date       *Other
------------------------------------------------------------------------------------------------------------------------------
Estonia            CELLSTAR                                       02307
                                                                  09/22/98
------------------------------------------------------------------------------------------------------------------------------
European Union     CELLSTAR (class 9,35, 36, 38,42)               47233                   47233           04/01/2006
                                                                  04/01/96                03/23/99
------------------------------------------------------------------------------------------------------------------------------
France             CELLSTAR (classes 9 and 38)                    95/560,740              95/560,740      03/01/2005
                                                                  03/01/95                03/01/2005
------------------------------------------------------------------------------------------------------------------------------
Gambia             CELLSTAR (class 9)                             000,230
                                                                  06/16/98
------------------------------------------------------------------------------------------------------------------------------
Germany            CELLSTAR (class 9 and 38)                      395,078,598             395078598       02/28/2005
                                                                  02/21/95                02/16/96
------------------------------------------------------------------------------------------------------------------------------
Great Britain      CELLSTAR (class 9 and 38)                      2,011,720               2,011,720       02/21/2005
                                                                  02/21/95                02/21/95
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 9)                             93/12897                9357/1995       11/29/00
                                                                  11/30/93                11/10/95
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 35)                            1384/98
                                                                  02/06/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 35)                            2046/99
                                                                  02/22/99
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 36)                            1385/98
                                                                  02/06/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 37)                            1386/98
                                                                  02/06/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 39)                            1387/98
                                                                  02/06/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 42)                            9712977                 13156/98        09/09/04
                                                                  09/10/97                09/10/97
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (class 42)                            2047/99
                                                                  02/22/99
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (trans-literation) (class 9)          1200/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (transliteration) (class 35)          1201/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (transliteration) (class 36)          1202/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (transliteration) (class 37)          1203/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (transliteration) (class 38)          1204/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CELLSTAR (transliteration) (class 39)          1205/98
                                                                  02/04/98
------------------------------------------------------------------------------------------------------------------------------
Hungary            CELLSTAR (stylized) (classes 9, 35-39, 42)     M9801193
                                                                  03/31/98
------------------------------------------------------------------------------------------------------------------------------
India              CELLSTAR (class 9)                             613,904
                                                                  12/14/93
------------------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (class 9)                             H4.HC.01. 01-14643      342,614         02/15/2004
                                                                  08/15/94                08/31/95
------------------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (class 37)                            9701529
                                                                  9/18/97
------------------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (class 38)                            9701528
                                                                  9/18/97
------------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

-------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                           Ser. No./          Reg. No./        Renewal Date/
                                                          Filing Date        Reg. Date        *Other
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (class 42)                    9720891
                                                          9/25/97
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 9)          D98-18244
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 35)         D98-18243
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 36)         D98-18242
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 37)         D98-18239
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 38)         D98-18240
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Indonesia          CELLSTAR (stylized) (class 42)         D98-18241
                                                          10/26/98
-------------------------------------------------------------------------------------------------------------------
Ireland            CELLSTAR (class 9)                     6182/95            167,790          09/06/2002
                                                          09/07/95           08/08/96
-------------------------------------------------------------------------------------------------------------------
Israel             CELLSTAR (class 9)                     96247              96247            12/25/2001
                                                          12/25/94           08/05/96
-------------------------------------------------------------------------------------------------------------------
Israel             CELLSTAR (class 38)                    96248              96248            12/25/2001
                                                          12/25/94           08/05/96
-------------------------------------------------------------------------------------------------------------------
Israel             CELLSTAR (class 42).                   96249              96249            12/25/2001
                                                          12/25/94           08/05/96
-------------------------------------------------------------------------------------------------------------------
Laos               CELLSTAR (and design)                  2686               2879             12/29/2003
                                                          12/29/93           12/05/94
-------------------------------------------------------------------------------------------------------------------
Laos               CELLSTAR                               6494               6437             05/29/2008
                                                          5/29/98            6/26/98
-------------------------------------------------------------------------------------------------------------------
Laos               CELLSTAR                               5969               5924             09/30/2007
                                                          9/30/97            10/10/97
-------------------------------------------------------------------------------------------------------------------
Latvia             CELLSTAR (classes 9, 35-38, 42)        M-98-2889
                                                          12/10/98
-------------------------------------------------------------------------------------------------------------------
Liberia            CELLSTAR (class 9)                     98000879
                                                          11/26/98
-------------------------------------------------------------------------------------------------------------------
Liberia            CELLSTAR (class 38)                    98000882
                                                          11/26/98
-------------------------------------------------------------------------------------------------------------------
Libya              CELLSTAR (class 9)                     9514
                                                          06/08/98
-------------------------------------------------------------------------------------------------------------------
Libya              CELLSTAR (class 35)                    9515
                                                          06/08/98
-------------------------------------------------------------------------------------------------------------------
Libya              CELLSTAR (class 38)                    9516
                                                          06/08/98
-------------------------------------------------------------------------------------------------------------------
Lithuania          CELLSTAR (classes 9, 35-38, 42)        98-3941
                                                          12/16/98
-------------------------------------------------------------------------------------------------------------------
Madagascar         CELLSTAR (classes 9, 35 and 38)        980372
                                                          11/12/98
-------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (class 9)                     94/06847
                                                          08/30/94
-------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (class 37)                    97-18615
                                                          01/03/98
-------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

-------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                              Ser. No./             Reg. No./         Renewal Date/
                                                             Filing Date           Reg. Date         *Other
-------------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (class 38)                       97-19565
                                                             12/01/97
-------------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (class 42)                       97-19562
                                                             12/01/97
-------------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (transliteration) (Class 9)      98-00064
                                                             01/03/98
-------------------------------------------------------------------------------------------------------------------------
Malaysia           CELLSTAR (transliteration) (class 38)     98-00065
                                                             01/03/98
-------------------------------------------------------------------------------------------------------------------------
Mauritius          CELLSTAR (class 9)                        No ser. no.
                                                             05/29/98
-------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELL STAR (and design)                    160,775               440,077
                                                             02/15/93              08/19/93
-------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELL STAR (and design)                    165,557               474,925
                                                             04/16/93              09/27/94
-------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELL STAR (and design)                    167,738               446,978
                                                             05/14/93              11/23/93
-------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELL STAR (and design)                    167,739               446,979
                                                             05/14/93              11/23/93
-------------------------------------------------------------------------------------------------------------------------
Mexico/6/          CELLSTAR (class 9)                        169,936               468,271           06/09/2003
                                                             06/09/93              08/01/94
-------------------------------------------------------------------------------------------------------------------------
Morocco            CELLSTAR (classes 9, 35 and 38)           65849
                                                             04/13/98
-------------------------------------------------------------------------------------------------------------------------
Mozambique         CELLSTAR (classes 9)                      Cautionary notice                       7/27/01
                                                             7/27/98
-------------------------------------------------------------------------------------------------------------------------
Mozambique         CELLSTAR (class 35)                       Cautionary notice                       8/12/01
                                                             8/12/98
-------------------------------------------------------------------------------------------------------------------------
Mozambique         CELLSTAR (classes 38)                     Cautionary notice                       8/17/01
                                                             8/17/98
-------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLSTAR (class 9)                        245,184               245,184           01/31/02
                                                             01/31/95              07/28/98
-------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLSTAR (class 38)                       245,185               245,185           01/31/02
                                                             01/31/95              06/11/97
-------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLSTAR (class 42)                       245186                245,186           01/31/02
                                                             01/31/95              06/11/97
-------------------------------------------------------------------------------------------------------------------------
Nigeria            CELLSTAR (class 9)                        filed
-------------------------------------------------------------------------------------------------------------------------
Norway             CELLSTAR (stylized)                       98.02304              196990            4/15/2009
                                                             03/13/98              4/15/99
-------------------------------------------------------------------------------------------------------------------------
Pakistan           CELLSTAR (class 9)                        124,187
                                                             03/01/94
-------------------------------------------------------------------------------------------------------------------------
Paraguay           CELLSTAR (class 9)                        9,303,636             165,440           11/16/2003
                                                             03/15/93              11/16/93
-------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (with design) (class 9)          221,530
                                                             05/31/93
-------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (and design) (class 9)           221,226               6821              04/22/2004
                                                                                   04/22/94
-------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (class 9)                        98-56587
                                                             02/09/98
-------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

---------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                                 Ser. No./          Reg. No./         Renewal Date/
                                                                Filing Date        Reg. Date         *Other
---------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (stylized) (class 9)                97-49,924          43,218            02/05/08
                                                                10/16/97           02/05/98
---------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (class 35)                          98-56590           15,092            07/24/08
                                                                02/09/98           07/24/98
---------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (class 38)                          98-56591           14,405            05/06/08
                                                                02/09/98           05/06/98
---------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (stylized) (class 35)               98-63027           15,506            09/09/08
                                                                05/20/98           09/09/98
---------------------------------------------------------------------------------------------------------------------------
Peru               CELLSTAR (stylized) (class 38)               98-63028           15,507            09/09/08
                                                                05/20/98           09/09/98
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (class 9)                           95628
                                                                09/30/94
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (class 9)                           4-1998-07657
                                                                10/13/98
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (stylized) (class 9)                4-1998-07658
                                                                10/13/98
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (classes 35, 37 and 38)             4-1998-07656
                                                                10/13/98
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (and device) (class 42)             4-1998-07659
                                                                10/13/98
---------------------------------------------------------------------------------------------------------------------------
Philippines        CELLSTAR (stylized) (classes 38 and 42)      4-1998-07660
                                                                10/13/98
---------------------------------------------------------------------------------------------------------------------------
Poland             CELLSTAR (classes 9, 35, 38, 42)             182713
                                                                01/27/98
---------------------------------------------------------------------------------------------------------------------------
Romania            CELLSTAR (classes 9, 35-39, 42)              16955
                                                                03/30/98
---------------------------------------------------------------------------------------------------------------------------
Russian Fed.       CELLSTAR (classes 9, 35-39, 42)              98704080
                                                                03/13/98
---------------------------------------------------------------------------------------------------------------------------
Rwanda             CELLSTAR (classes 9, 35 and 38)              9/29/98            4306
                                                                                   9/29/98
---------------------------------------------------------------------------------------------------------------------------
Sao Tome           CELLSTAR                                     Cautionary
Principe                                                        notices
---------------------------------------------------------------------------------------------------------------------------
Seychelles         CELLSTAR (classes 9)                         98000265
                                                                10/5/98
---------------------------------------------------------------------------------------------------------------------------
Seychelles         CELLSTAR (classes 35)                        98000266
                                                                10/5/98
---------------------------------------------------------------------------------------------------------------------------
Seychelles         CELLSTAR (classes 38)                        98000267
                                                                10/5/98
---------------------------------------------------------------------------------------------------------------------------
Sierra Leone       CELLSTAR (class 9)                           9476
                                                                06/17/98
---------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR (class 9)                           6959/94
                                                                08/11/94
---------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR (class 35)                          T99/02910H
                                                                3/24/99
---------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR SHI LE SHI DA                       T99/02911F
                   (Chinese Characters) (class 35)              3/24/99
---------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR (class 37)                          12899/96
                                                                11/29/96
---------------------------------------------------------------------------------------------------------------------------

                       CELLSTAR, LTD. FOREIGN TRADEMARKS

------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                            Ser. No./           Reg. No./           Renewal Date/
                                                           Filing Date         Reg. Date           *Other
Singapore          CELLSTAR (class 38)                     12900/96
                                                           11/29/96
------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR (class 42)                     12901/96
                                                           11/29/96
------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR SHE LE SHI DA                  5069/97
                   (Chinese Characters) (class 9)          05/02/97
------------------------------------------------------------------------------------------------------------------------
Singapore          CELLSTAR SHE LE SHI DA                  0570/97
                   (Chinese Characters) (class 38)         05/02/97
------------------------------------------------------------------------------------------------------------------------
Slovakia           CELLSTAR (classes 9, 35-38, 42)         1273-98
                                                           05/14/98
------------------------------------------------------------------------------------------------------------------------
Slovenia           CELLSTAR (classes 35, 38)               Z-99 70 049
                                                           01/15/99
------------------------------------------------------------------------------------------------------------------------
Spain              CELLSTAR (class 9)                      1,744,587
                                                           02/15/93
------------------------------------------------------------------------------------------------------------------------
Sri Lanka          CELLSTAR (class 9)                      73904
                                                           04/06/95
------------------------------------------------------------------------------------------------------------------------
Sri Lanka          CELLSTAR (class 35, 36, 37, 38, 42)     819592
                                                           11/13/98
------------------------------------------------------------------------------------------------------------------------
Sudan              CELLSTAR (class 9)                      26608 10/05/98
------------------------------------------------------------------------------------------------------------------------
Sudan              CELLSTAR (class 35)                     26609 10/05/98
------------------------------------------------------------------------------------------------------------------------
Sudan              CELLSTAR (class 38)                     26610 10/05/98
------------------------------------------------------------------------------------------------------------------------
Swaziland          CELLSTAR (classes 9, 35 38)             Filed
------------------------------------------------------------------------------------------------------------------------
St. Helena         CELLSTAR (classes 9, 35 38)             5069/97
                                                           05/02/97
------------------------------------------------------------------------------------------------------------------------
Switzerland        CELLSTAR (classes 9, 35- 39, 42)        1538/1998           456.600
                                                           2/25/98             3/12/98
 -----------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (class 9)                      (84) 029970         771,519             08/15/2007
                                                           06/16/95            08/16/97
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (stylized) (class 35)          (86) 01206          99,644              03/15/2008
                                                           04/16/97            03/16/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR Chinese transliteration        (86) 018205         99,084              03/15/2008
                   "Shih-Lo-Shyh-Ta" (class 35)            04/16/97            03/16/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR Chinese transliteration        (87) 4215
                   "Shih-Lo-Shyh-Ta" (class 35)            02/03/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (stylized) (class 35)          (87) 4212
                                                           02/03/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (stylized) (class 37)          (87) 4211
                                                           02/03/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (stylized) (class 39)          (87) 4210
                                                           02/03/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (class 36)                     (87) 4214
                                                           02/03/98
------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLSTAR (class 42)                     (87) 4213           107,394             02/15/2009
                                                           02/03/98            02/16/99
------------------------------------------------------------------------------------------------------------------------
Tangiers           CELLSTAR (classes 9, 35 and 38)         13409
                                                           04/16/98
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 CELLSTAR, LTD. FOREIGN TRADEMARKS
--------------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                                    Ser. No./           Reg. No./         Renewal Date/
                                                                   Filing Date         Reg. Date         *Other
--------------------------------------------------------------------------------------------------------------------------------
Tanzania           CELLSTAR (class 9)                              26092
                                                                   8/17/98
--------------------------------------------------------------------------------------------------------------------------------
Tanzania           CELLSTAR (class 38)                             721
                                                                   8/17/98
--------------------------------------------------------------------------------------------------------------------------------
Thailand/1/        CELLSTAR (stylized) (class 9)                   276,536
                                                                   11/25/94
--------------------------------------------------------------------------------------------------------------------------------
Thailand           CELLSTAR (and device)(class 35)                 361,519
                                                                   06/03/98
--------------------------------------------------------------------------------------------------------------------------------
Thailand           CELLSTAR (stylized) (class 36)                  361,520
                                                                   06/03/98
--------------------------------------------------------------------------------------------------------------------------------
Thailand           CELLSTAR (stylized) (class 37)                  361,521
                                                                   06/03/98
--------------------------------------------------------------------------------------------------------------------------------
Thailand           CELLSTAR (stylized) (class 38)                  361,522
                                                                   06/03/98
--------------------------------------------------------------------------------------------------------------------------------
Thailand           CELLSTAR (stylized) (class 39)                  361,523
                                                                   06/03/98
--------------------------------------------------------------------------------------------------------------------------------
Tunisia            CELLSTAR (classes 9,35,38)                      EE98.0589           EE98.0589         4/17/2013
                                                                   04/17/98            04/17/98
--------------------------------------------------------------------------------------------------------------------------------
Turkey             CELLSTAR (class 9)                              1998/2800
                                                                   03/10/98
--------------------------------------------------------------------------------------------------------------------------------
Turkey             CELLSTAR (classes 35 and 38)                    1998/3133
                                                                   03/16/98
--------------------------------------------------------------------------------------------------------------------------------
Uganda             CELLSTAR (class 9)                              21,771
                                                                   08/12/98
--------------------------------------------------------------------------------------------------------------------------------
Ukraine            CELLSTAR (classes 9, 35-38, 42)                 65349713
                                                                   03/16/98
--------------------------------------------------------------------------------------------------------------------------------
Uruguay            CELLSTAR (classes 9, 38 and 42)                 279,888             279.888           04/29/2007
                                                                   07/31/95            04/29/97
--------------------------------------------------------------------------------------------------------------------------------
Venezuela/3/       CELLSTAR (stylized) (class 9)                   3011
                                                                   02/26/93
--------------------------------------------------------------------------------------------------------------------------------
Venezuela/6/       CELLSTAR (class 9)                              9928/93
                                                                   06/02/93
--------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (class 9)                              16,487/             13868             12/21/2003
                                                                   12/21/93            10/22/94
--------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (classes 9, 35, 36, 37, 38, 39, 42)    N981568
                                                                   05/30/98
--------------------------------------------------------------------------------------------------------------------------------
Vietnam            CELLSTAR (class 42)                             36202               30188             10/31/2007
                                                                   10/31/97            03/16/99
--------------------------------------------------------------------------------------------------------------------------------
Zanzibar           CELLSTAR (class 9)                              243/98              141/98            07/22/2012
                                                                   07/22/98            07/24/98
--------------------------------------------------------------------------------------------------------------------------------
Zanzibar           CELLSTAR (class 35)                             242/98              140/98            07/22/2012
                                                                   07/22/98            07/24/98
--------------------------------------------------------------------------------------------------------------------------------
Zanzibar           CELLSTAR (class 38)                             241/98              139/98            07/22/2012
                                                                   07/22/98            07/24/98
--------------------------------------------------------------------------------------------------------------------------------
Brazil             CELULAR EXPRESS (class 9)                       817.663.924         817.663.924       07/08/2006
                                                                   12/22/93            07/9/96
--------------------------------------------------------------------------------------------------------------------------------
Brazil             CELULAR EXPRESS (class 37)                      817.663.932         817.663.932       08/11/2007
                                                                   12/22/93            08/12/97
--------------------------------------------------------------------------------------------------------------------------------
Brazil             Kangaroo design  (class 35)                     817.762.582         817.762.582       04/15/2006
                                                                   03/21/94            04/16/96
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 CELLSTAR, LTD. FOREIGN TRADEMARKS
--------------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                                                Ser. No./         Reg. No./       Renewal Date/
                                                                               Filing Date       Reg. Date       *Other
--------------------------------------------------------------------------------------------------------------------------------
Brazil             Kangaroo design (class 37)                                  817.762.590       817.762.590     04/15/2006
                                                                               03/21/94          04/16/96
--------------------------------------------------------------------------------------------------------------------------------
Colombia/3/        CELULAR EXPRESS (class 9)                                   9,422,250         165,487         09/27/2004
                                                                               05/25/94          09/28/94
--------------------------------------------------------------------------------------------------------------------------------
France             CELLULAR EXPRESS (and design) (classes 9, 38)               95/569,698        95569698        04/28/2005
                                                                               04/28/95          04/28/95
--------------------------------------------------------------------------------------------------------------------------------
Germany            CELLULAR EXPRESS (and design) (classes 9, 38)               39517285.3        395,172,285     04/29/2005
                                                                               04/21/95          04/29/96
--------------------------------------------------------------------------------------------------------------------------------
Great Britain      CELLULAR EXPRESS (and design) (classes 9, 38)               2,018,225         2,018,225       04/22/2005
                                                                               04/22/95          03/01/96
--------------------------------------------------------------------------------------------------------------------------------
Korea              CELLULAR EXPRESS (and design) (class 39)                    13992/95          348,903         10/22/2006
                                                                               04/12/95          10/22/96
--------------------------------------------------------------------------------------------------------------------------------
Korea              CELLULAR EXPRESS (and design) (class 35)                    3359/95           34,230          01/15/2007
                                                                               04/12/95          01/15/97
--------------------------------------------------------------------------------------------------------------------------------
Korea              CELLULAR EXPRESS (and design) (class 42)                    3450/95           36,433          05/29/2007
                                                                               04/14/95          05/29/97
--------------------------------------------------------------------------------------------------------------------------------
Mexico             CELULAR EXPRESS                                             120,356           425,270
                                                                               08/16/91          11/12/92
--------------------------------------------------------------------------------------------------------------------------------
Mexico             CELULAR EXPRESS                                             121,856           403,652
                                                                               09/05/91          01/15/92
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS                                             135,932           419,106
                   (and design)                                                03/24/92          08/03/92
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS                                             135,933
                   (and design)                                                03/24/92
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS                                             159,172
                                                                               01/25/93
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS                                             159,238
                   (and design)                                                01/26/93
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS                                             165,316
                                                                               04/14/93
--------------------------------------------------------------------------------------------------------------------------------
Mexico/5/          CELULAR EXPRESS MUCHO MAS QUE TELEFONIA CELULAR (class 38)  302,740
                                                                               07/29/97
--------------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLULAR EXPRESS (and design) (class 9)                     246,076           246,076         02/22/2002
                                                                               02/22/95          11/10/97
--------------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLULAR EXPRESS (and design) (class 38)                    246,077           246,077         02/22/2002
                                                                               02/22/95          10/30/97
--------------------------------------------------------------------------------------------------------------------------------
New Zealand        CELLULAR EXPRESS (and design) (class 42)                    246,078           246,078         02/22/2002
                                                                               02/22/95          10/30/97
--------------------------------------------------------------------------------------------------------------------------------
Philippines/3/     CELLULAR EXPRESS (and design) (class 9)                     107,227
                                                                               04/03/96
--------------------------------------------------------------------------------------------------------------------------------
South Africa       CELLULAR EXPRESS (and design) (class 9)                     9,503,360
                                                                               03/17/95
--------------------------------------------------------------------------------------------------------------------------------
South Africa       CELLULAR EXPRESS (and design) (class 38)                    9,503,361
                                                                               03/17/95
--------------------------------------------------------------------------------------------------------------------------------
South Africa       CELLULAR EXPRESS (and design) (class 42)                    9,503,362
                                                                               03/17/95
--------------------------------------------------------------------------------------------------------------------------------
Taiwan             CELLULAR EXPRESS (and design) (class 9)                     (84)029969        773,578         08/21/2007
                                                                               06/16/95          09/01/97
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                 CELLSTAR, LTD. FOREIGN TRADEMARKS
----------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                                    Ser. No./           Reg. No./         Renewal Date/
                                                                   Filing Date         Reg. Date         *Other
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Mexico             CELLULAR ONE                                    143,545
                                                                   06/30/92
----------------------------------------------------------------------------------------------------------------------------
Mexico             CELLULAR ONE                                    143,546
                                                                   06/30/92
----------------------------------------------------------------------------------------------------------------------------
Mexico             CELLULAR ONE                                    143,548
                                                                   06/30/92
----------------------------------------------------------------------------------------------------------------------------
Brazil             CELULAR EXPRESS (and design) (class 9)          817.762.604         817.762.604       04/15/2006
                                                                   03/21/94            04/16/96
----------------------------------------------------------------------------------------------------------------------------
Brazil             CELULAR EXPRESS (and design) (class 37)         817.762.612         817.762.612       04/15/2006
                                                                   03/21/94            04/16/96
----------------------------------------------------------------------------------------------------------------------------
Argentina          SERVICELL (class 9)                             1,899,480           1,531,704         07/29/2004
                                                                   11/17/93            07/29/94
----------------------------------------------------------------------------------------------------------------------------
Colombia           SERVICELL (class 9)                             421,437             158,157           05/16/2004
                                                                   12/06/93            05/17/94
----------------------------------------------------------------------------------------------------------------------------

_____________________________________
/1/ Pending governmental approval of assignment from Cellstar Corporation
/2/ Pending governmental approval of assignment from ASR Telecommunicacoes S.A.
    and Cellstar Corporation.
/3/ Pending governmental approval of assignment from National Auto Center, Inc. /4/ Pending governmental approval of assignment from ASR Telecommunicacoes S.A.
    and National Auto Center, Inc.
/5/ Pending governmental approval of assignment from Celular Express, S.A. de
    C.V.
/6/ Pending governmental approval of assignment from ASR Telecommunicacoes S.A.

--------------------------------------------------------------------------------------------------------------------------
                                           CELLSTAR PACIFIC PTE, LTD. FOREIGN TRADEMARKS
--------------------------------------------------------------------------------------------------------------------------
Country            Mark (class)                            Ser. No./              Reg. No./           Renewal Date/
                                                           Filing Date            Reg. Date           *Other
--------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR  (class 9)                     30267                  383/12              04/01/05
                                                           07/30/95               09/09/96
--------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR (class 35)                     30268                  383/13              04/01/05
                                                           07/30/95               09/09/96
--------------------------------------------------------------------------------------------------------------------------
Saudi Arabia       CELLSTAR (class 38)                     30269                  383/14              04/01/05
                                                           07/30/95               09/09/96
--------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR                                10680                  9512                05/20/2005
Emirates                                                   5/20/95                03/09/97
--------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR                                10681                  9527                05/20/2005
Emirates                                                   5/20/95                03/09/97
--------------------------------------------------------------------------------------------------------------------------
United Arab        CELLSTAR                                10682                  9528                05/20/2005
Emirates                                                   5/20/95                03/09/97
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                   CELLSTAR, LTD. US TRADEMARKS
---------------------------------------------------------------------------------------------------------------------------------
Mark                                                  Ser. No./            Reg. No./        Renewal Date/
                                                      Filing Date          Reg. Date        *Other
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR                                              74/354,588           1,835,240        05/10/2004 *05/10/2000 -
                                                      02/15/94             05/10/94         (S)8 and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
TWO NAMES YOU CAN CLEARLY COUNT ON                    74/483,718           1,875,583        01/24/2005 *01/24/2001 - (S)8
                                                      01/28/94             01/24/95         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR w/globe logo                                 74/489,103           1,896,626        5/30/2005  *5/30/2001 - (S)8
[LOGO]                                                2/14/94              5/30/95          and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
INTELLIGENT FAST CHARGER                              74/559,265           1,968,988        04/16/2006 *4/16/2002 - (S)8
                                                      08/10/94             04/16/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
ACCESSORY PERFORMANCE PAC                             74/677,425           2,007,790        10/05/2006 *10/15/2002 - (S)8
                                                      05/17/95             11/15/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
CELLULAR PHONE CENTER and design                      74/577,186           1,967,868        04/16/2006  *04/16/2002 - (S)8
[LOGO]                                                09/22/94             04/16/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
NATIONAL COMMUNICATIONS and design                    74/582,146           2,152,686        04/21/2008
[LOGO]                                                10/03/94             04/21/98         *04/21/2004 - (S)8 and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
ESSENTIALS CELLULAR ACCESSORIES (stylized)            74/686,976           2,086,312        08/05/2007  08/05/2003 (S)8
[LOGO]                                                06/12/95             08/05/97         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
ESSENTIALS CELLULAR ACCESSORIES (stylized)            74/686,975           1,985,444        07/09/2006  *07/09/2002 (S)8
[LOGO]                                                06/12/95             07/09/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION CENTER (stylized)                       74/582,145           2,016,191        11/12/2006  *11/12/2002-
[LOGO]                                                10/03/94             11/12/96         (S)8 and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
FULFILLING A WIRELESS WORLD                           74/674,551           2,007,764        10/15/2006  *10/15/2002 - (S)8
                                                      05/16/95             11/15/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
STARPOINTS                                            74/674,586           1,974,916        05/21/2006  *05/21/2002 - (S)8
                                                      05/18/95             05/21/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
FULFILLING YOUR WIRELESS WORLD                        74/603,603           2,055,075        10/01/2006  *10/01/2002 - (S)8
                                                      11/28/94             10/01/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR (stylized)                                   74/651,394           1,976,263        05/28/2006  *05/28/2001 - (S)8
[LOGO]                                                03/24/95             05/28/96         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
INTERACT (stylized)                                   74/663,849           2,084,473        07/29/2007 07/29/2003 - (S)8
[LOGO]                                                04/20/95             07/29/97         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
INTERACT INTERACTIVE ASSISTANT FOR CELLULAR           74/663,850           2,065,618        05/27/2007 05/27/2003 - (S)8
TECHNOLOGY                                            04/20/95             05/27/97         and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
BACKED BY THE BEST                                    74/735,081
                                                      09/27/95
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                   CELLSTAR, LTD. US TRADEMARKS
---------------------------------------------------------------------------------------------------------------------------------
Mark                                                       Ser. No./         Reg. No./          Renewal Date/
                                                           Filing Date       Reg. Date          *Other
---------------------------------------------------------------------------------------------------------------------------------
NATIONAL AUTO CELLULAR and design                          75/015,298        2,122,720          07/09/2007   07/06/2003 - (S)8
[LOGO]                                                     11/06/95          12/23/97           and 15 Affidavits
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR CSC CUSTOMER SATISFACTION CENTER and design       not filed
[LOGO]
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR                                                   75/399597
                                                           12/3/97
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR w/globe logo                                      75/541,329
[LOGO]                                                     08/24/98
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR NET XTREME                                        75/467,264
                                                           04/13/98
---------------------------------------------------------------------------------------------------------------------------------
AOS ON-LINE and design                                     75/622,176
[LOGO]                                                     01/19/99
---------------------------------------------------------------------------------------------------------------------------------
CELLSTAR ADVANCED ORDER SYSTEM and design                  75/622,175
[LOGO]                                                     01/19/99
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                            CELLSTAR, LTD. US COPYRIGHTS
-------------------------------------------------------------------------------------------------------------------
WORK TITLE                                           Copyright No.       Registration Date     Expiration Date
-------------------------------------------------------------------------------------------------------------------
ACCESSORY PERFORMANCE PACK BOX WITH HANDLE           VA 725-904          5/19/95               May 20, 2069
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                               CELLSTAR, LTD. US PATENTS
---------------------------------------------------------------------------------------------------------------
TITLE                                                INVENTOR                 Patent No.     Issue Date
---------------------------------------------------------------------------------------------------------------
UNITIZED PACKAGE ASSEMBLY                            Rebecca K. Richardson    5,565,159      12/23/97
---------------------------------------------------------------------------------------------------------------

_______________________________

                                 SCHEDULE 10.2

                                EXISTING LIENS

------------------------------------------------------------------------------------------------------------------------------
          Debtor              Jurisdiction        Secured Party              File No      File Date          Collateral
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida         Citicorp Dealer          96-211524      10/07/96       1996 Mitsubishi PMWR
                                                  Finance                                                #30198
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida         Citicorp Dealer          97-008867       1/13/97       1996 Pettibone
CellStar                                          Finance                                                #352948
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Shannon Corp.             93-90829       5/10/93       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Citicorp Corp.           93-102461       5/24/93       Sch not on file
                                                                                                         with S/S
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           European American         94-30859       2/17/94       Equipment
                                                  Bank
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Shannon Corp.            94-113649        6/9/94       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Shannon Corp.            94-148847       7/28/94       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           IBM Corp.                  95-6283       1/10/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           IBM Corp.                  95-6284       1/10/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           European American         95-39185       2/27/95       Equipment
                                                  Bank
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Citicorp Dealer          96-202240      10/10/96       1996 Mitsubishi PMWR
                                                  Finance                                                #30198
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Shannon Corp.            96-254520      12/27/96       Equipment
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Citicorp Dealer           97-20214      02/03/97       1996 Pettibone
                                                  Finance                                                #352948
---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Texas           Raymond Leasing          97-104133       5/29/97       Equipment
CellStar, Ltd.                                    Corp.
---------------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California      Lucent Technologies     9430260066       10/6/94       AT&T Inventory
---------------------------------------------------------------------------------------------------------------------------------
CellStar West, Inc.           S/S California      Bay Area Cellular       9610860112       4/16/96       Equipment, Inventory,
                                                                                                         consignment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           GTE Leasing Corp.         95-61910       3/20/95       Telephone equipment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           Computer Sales Int'l      95-76492       4/18/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 10.2

                                EXISTING LIENS

---------------------------------------------------------------------------------------------------------------------------------
National Auto Center, Inc.    S/S Florida         Citicorp Dealer          96-211524      10/07/96       1996 Mitsubishi PMWR
                                                  Finance                                                #30198
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           European American         95-77664       4/20/95       Equipment Lease
                                                  Bank
---------------------------------------------------------------------------------------------------------------------------------
CellStar Ltd.                 S/S Texas           Shannon Corp.             95-82654       4/27/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           USL Capital Corp.        95-174786        9/8/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           Computer Sales Int'l     95-211875       11/1/95       Equipment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           American Business        95-233005       12/4/95       Equipment
                                                  Credit Corp.
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           American Business        96-134429        7/8/96       Equipment
                                                  Credit Corp.
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd.                S/S Texas           AT&T Leasing Systems     96-201879      10/10/96       Equipment
---------------------------------------------------------------------------------------------------------------------------------
CellStar, Ltd. National Auto  S/S Texas           Raymond Leasing          97-104133       5/19/97       Equipment
 Center, Inc.                                     Corp.
---------------------------------------------------------------------------------------------------------------------------------
CellStar                      S/S Florida         Citicorp Dealer          97-008867       1/13/97       1996 Pettibone
                                                  Finance                                                #352948
---------------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          Harris Co., Texas   Houston Westpark            874662      12/13/93       Furniture, Equipment,
                                                                                                         Warehouse Inventory
---------------------------------------------------------------------------------------------------------------------------------
CellStar Corporation          S/S Texas           Houston Westpark         93-226388      11/29/93       Furniture, Equipment,
                                                                                                         Warehouse Inventory
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                       2